UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Columbia Funds Series Trust

Item 1. Reports to Stockholders.

Annual Report
April 30, 2017
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Georgia Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Georgia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since September 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/04/92	-0.93	1.78	3.19
	Including sales charges		-3.93	1.16	2.88
Class B	Excluding sales charges	06/07/93	-1.67	1.04	2.43
	Including sales charges		-4.55	1.04	2.43
Class C	Excluding sales charges	06/17/92	-1.57	1.04	2.43
	Including sales charges		-2.53	1.04	2.43
Class R4 *		03/19/13	-0.68	2.04	3.45
Class Y *		03/01/17	-0.67	2.04	3.45
Class Z		03/01/92	-0.68	2.04	3.45
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Georgia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	5.8
AA rating	53.0
A rating	35.6
BBB rating	3.6
Not rated	2.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.93% excluding sales charges. Class Z shares returned -0.68% for the 12-month period. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15% for the same time period. The Fund underperformed its benchmark due to its exposure to the Virgin Islands and its positions in the hospital sector.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. election.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes, and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the benchmark produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red with issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
Strong growth for Georgia’s economy
Georgia’s economy continued to experience healthy growth during the period. A robust job market, a diverse mix of industries, and beneficial tax policies have led to a steady decline in the unemployment rate and increases in personal income and consumer spending. In addition, the state has benefited from both rising port traffic and the prospects of increased defense spending. These factors have contributed to rising property prices and higher tax revenues, providing a firm foundation for the state’s municipal bond market. Georgia’s municipal bond market performed in line with the national index.
Contributors and detractors
The Fund’s exposure to Virgin Islands bonds was the primary factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in Georgia.
The Fund’s allocation to the hospital sector — which lagged the broader market due to the uncertainty regarding the future of the Affordable Care Act — was an additional detractor. We also experienced some weakness in the electric revenue area. The bankruptcy filing of Westinghouse, which is building two nuclear power plants in the state, weighed on the bonds of The Municipal Electric Authority of Georgia due to its ownership interest in the project.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
The Fund had a slightly shorter duration (lower interest rate sensitivity) relative to the benchmark, as the low level of yields prompted us to take a conservative stance during the summer of 2016. This aspect of the Fund’s positioning, together with its slight overweight in shorter maturity issues, had a favorable impact on results given the subsequent increase in yields. Near the end of the reporting period, we targeted a more neutral duration positioning as yields had risen and spreads had become more attractive.
At the sector level, investments in the transportation and education sectors added value, as did an allocation to pre-refunded bonds due to their shorter maturities and higher quality. Additionally, the Fund’s investments in bonds in the six- to eight-year range outperformed the corresponding holdings in the benchmark.
Fund positioning
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
This mixed picture prompted us to remain cautious with regard to issuers that have had persistent pension-funding challenges, as the rating agencies appear to have lost their patience with those that show no sign of making progress in resolving their underfunded pensions. In addition, we continued to favor areas that have dedicated revenue streams. We remained tax-aware, seeking to manage the gains and losses within the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	992.20	1,020.55	3.96	4.01	0.81
Class B	1,000.00	1,000.00	989.40	1,016.87	7.61	7.71	1.56
Class C	1,000.00	1,000.00	989.40	1,016.87	7.61	7.71	1.56
Class R4	1,000.00	1,000.00	994.30	1,021.77	2.74	2.78	0.56
Class Y	1,000.00	1,000.00	1,011.70 (a)	1,022.41	0.68 (a)	2.13	0.43 (a)
Class Z	1,000.00	1,000.00	993.40	1,021.77	2.74	2.78	0.56
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 98.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.0%
City of Atlanta Department of Aviation
Refunding Revenue Bonds
General Series 2010C
01/01/25	5.000%	1,500,000	1,663,695
Revenue Bonds
Series 2012B
01/01/27	5.000%	1,000,000	1,138,500
Total			2,802,195
Higher Education 11.6%
Athens Housing Authority
Refunding Revenue Bonds
UGAREF East Campus Housing Series 2011
12/01/25	5.000%	1,000,000	1,146,811
Bleckley County & Dodge County Joint Development Authority
Revenue Bonds
Middle Georgia College Series 2008
07/01/21	5.000%	750,000	780,000
Bulloch County Development Authority
Refunding Revenue Bonds
Georgia Southern University Housing Foundation Series 2012 (AGM)
08/01/27	5.000%	500,000	565,670
Revenue Bonds
Georgia Southern University Housing Foundation Series 2008 (AGM)
07/01/20	5.250%	1,000,000	1,048,180
Carrollton Payroll Development Authority
Refunding Revenue Bonds
Anticipation Certificates - UWG Campus Center Series 2012 (AGM)
08/01/25	5.000%	800,000	913,696
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College Series 2015
06/01/32	5.000%	1,000,000	1,128,160
Gwinnett County Development Authority(a)
Refunding Revenue Bonds
Georgia Gwinnett College Student Housing Series 2017
07/01/34	5.000%	1,000,000	1,141,960
Richmond County Development Authority
Refunding Revenue Bonds
ASU Jaguar Student Housing Series 2012 (AGM)
02/01/27	5.000%	750,000	849,727
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Regents University Cancer Center Series 2014 (AGM)
12/15/32	5.000%	425,000	483,506
Total			8,057,710
Hospital 11.2%
Carroll City-County Hospital Authority
Refunding Revenue Bonds
Tanner Medical Center, Inc. Project Series 2016
07/01/30	4.000%	1,000,000	1,055,800
Cedartown Polk County Hospital Authority
Revenue Bonds
Floyd Healthcare Polk Medical Center RAC Series 2016
07/01/34	5.000%	500,000	547,710
DeKalb Private Hospital Authority
Revenue Bonds
Children’s Healthcare Series 2009
11/15/17	5.000%	320,000	326,829
Fayette County Hospital Authority
Revenue Bonds
Fayette Community Hospital Series 2009A
06/15/23	5.250%	2,000,000	2,158,160
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System Project Series 2017
02/15/30	5.000%	300,000	345,027
Gwinnett County Hospital Authority
Revenue Bonds
Gwinnet Hospital System Series 2007A (AGM)
07/01/23	5.000%	2,000,000	2,149,440
Richmond County Hospital Authority
Refunding Revenue Bonds
University Health Services, Inc. Project Series 2016
01/01/28	5.000%	1,000,000	1,171,590
Total			7,754,556
Joint Power Authority 4.3%
Municipal Electric Authority of Georgia
Refunding Revenue Bonds
Project One Subordinated Series 2015A
01/01/32	5.000%	1,000,000	1,115,110

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Project One Subordinated Series 2008A
01/01/21	5.250%	1,395,000	1,556,932
Unrefunded Revenue Bonds
Project One Subordinated Series 2008D
01/01/23	6.000%	260,000	274,417
Total			2,946,459
Local Appropriation 1.0%
Atlanta Public Safety & Judicial Facilities Authority
Refunding Revenue Bonds
Public Safety Facility Project Series 2016
12/01/24	5.000%	580,000	703,337
Local General Obligation 22.7%
Cherokee County Board of Education
Unlimited General Obligation Bonds
Series 2014A
08/01/30	5.000%	1,000,000	1,157,060
City of Atlanta
Unlimited General Obligation Refunding Bonds
Series 2014A
12/01/26	5.000%	500,000	598,055
City of Decatur
Unlimited General Obligation Bonds
Series 2016
08/01/29	4.000%	750,000	833,408
Columbia County School District
Unlimited General Obligation Bonds
Series 2015
10/01/22	5.000%	1,000,000	1,179,830
County of Columbia
Unlimited General Obligation Bonds
Sales Tax Series 2015
04/01/22	5.000%	285,000	333,555
County of DeKalb
Unlimited General Obligation Refunding Bonds
Special Transportation - Parks Greenspace Series 2016
12/01/27	5.000%	750,000	914,490
Forsyth County School District
Unlimited General Obligation Bonds
Series 2014
02/01/28	5.000%	1,000,000	1,173,190
Gwinnett County School District
Unlimited General Obligation Refunding Bonds
Series 2010
02/01/24	5.000%	1,500,000	1,814,715
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Henry County School District
Unlimited General Obligation Bonds
Series 2016
08/01/32	4.000%	1,000,000	1,080,280
Sandy Springs Public Facilities Authority
Revenue Bonds
City Center Project Series 2015
05/01/28	5.000%	1,000,000	1,202,330
Savannah-Chatham County School District
Unlimited General Obligation Refunding Bonds
Series 2004 (AGM)
08/01/19	5.250%	2,000,000	2,186,860
South Fulton Municipal Regional Water & Sewer Authority
Refunding Revenue Bonds
Series 2014
01/01/31	5.000%	1,000,000	1,136,320
Winder-Barrow Industrial Building Authority
Refunding Revenue Bonds
City of Winder Project Series 2012 (AGM)
12/01/24	5.000%	1,900,000	2,148,007
Total			15,758,100
Multi-Family 1.5%
Cobb County Development Authority
Refunding Revenue Bonds
Kennesaw State University Junior Subordinated Series 2014
07/15/29	5.000%	980,000	1,069,846
Municipal Power 0.4%
Guam Power Authority(b)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/24	5.000%	220,000	249,198
Other Bond Issue 0.9%
Columbus Housing Authority
Revenue Bonds
Eagles Trace Apartments Project Series 2015
12/01/25	3.250%	655,000	644,841
Prepaid Gas 0.5%
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2007A
09/15/19	5.250%	295,000	317,960

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded / Escrowed 8.7%
Cherokee County Board of Education
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Series 2009A
08/01/22	5.000%	1,600,000	1,739,088
DeKalb Newton & Gwinnett Counties Joint Development Authority
Prerefunded 07/01/19 Revenue Bonds
GGC Foundation LLC Project Series 2009
07/01/24	5.500%	2,500,000	2,735,725
Municipal Electric Authority of Georgia
Prerefunded 07/01/18 Revenue Bonds
Project One Subordinated Series 2008D
01/01/23	6.000%	740,000	783,460
State of Georgia
Prerefunded 05/01/19 Unlimited General Obligation Bonds
Series 2009D
05/01/23	5.000%	750,000	808,830
Total			6,067,103
Retirement Communities 0.8%
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc. Series 2016
07/01/25	4.000%	500,000	523,785
Sales Tax 1.3%
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
3rd Indenture Series 2014A
07/01/24	5.000%	750,000	893,520
Single Family 1.4%
Georgia Housing & Finance Authority
Revenue Bonds
Series 2014B-1
12/01/29	3.000%	1,000,000	997,460
Special Non Property Tax 5.3%
Cobb-Marietta Coliseum & Exhibit Hall Authority
Refunding Revenue Bonds
Series 2005 (NPFGC)
10/01/19	5.250%	1,500,000	1,624,455
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Third Indenture Series 2012A
07/01/30	5.000%	1,500,000	1,726,515
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam(b)
Revenue Bonds
Series 2011A
01/01/31	5.000%	300,000	313,179
Total			3,664,149
Special Property Tax 6.3%
Atlanta & Fulton County Recreation Authority
Refunding Revenue Bonds
Park Improvement Series 2014A
12/01/28	5.000%	525,000	615,032
Park Improvement Series 2014A
12/01/33	5.000%	1,000,000	1,141,420
City of Atlanta
Refunding Tax Allocation Bonds
Atlanta Station Project Series 2007 (AGM)
12/01/20	5.250%	1,545,000	1,580,690
Eastside Project Series 2016
01/01/28	5.000%	300,000	349,755
Eastside Project Series 2016
01/01/29	5.000%	300,000	347,007
Eastside Project Series 2016
01/01/30	5.000%	300,000	343,791
Total			4,377,695
Transportation 1.6%
Georgia State Road & Tollway Authority
Revenue Bonds
Federal Highway Grant Series 2009A
06/01/21	5.000%	1,000,000	1,075,840
Turnpike / Bridge / Toll Road 0.9%
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Express Lanes Project Series 2014
06/01/24	0.000%	1,000,000	650,790
Water & Sewer 14.5%
Augusta Water & Sewerage
Refunding Revenue Bonds
Series 2007 (AGM)
10/01/22	5.000%	2,000,000	2,054,520

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cherokee County Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
08/01/31	5.000%	250,000	295,468
City of Atlanta Water & Wastewater
Refunding Revenue Bonds
Series 2015
11/01/30	5.000%	1,000,000	1,179,630
City of Atlanta Water & Wastewater(a)
Refunding Revenue Bonds
Series 2017A
11/01/34	5.000%	1,000,000	1,179,860
City of Columbus Water & Sewerage
Refunding Revenue Bonds
Series 2016
05/01/32	5.000%	350,000	411,848
City of Gainesville Water & Sewerage
Refunding Revenue Bonds
Series 2014
11/15/26	5.000%	1,500,000	1,782,705
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of DeKalb Water & Sewage
Refunding Revenue Bonds
Series 2006B
10/01/21	5.250%	2,000,000	2,325,480
Villa Rica Public Facilities Authority
Refunding Revenue Bonds
Water & Sewer Project Series 2015
03/01/31	5.000%	750,000	855,577
Total			10,085,088
Total Municipal Bonds (Cost $66,190,940)			68,639,632

Total Investments (Cost: $66,190,940)	68,639,632
Other Assets & Liabilities, Net	792,353
Net Assets	69,431,985

Notes to Portfolio of Investments
(a)	Represents a security purchased on a when-issued basis.
(b)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $562,377 which represents 0.81% of net assets.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $650,790 which represents 0.94% of net assets.
(d)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	68,639,632	—	68,639,632
Total Investments	—	68,639,632	—	68,639,632
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$66,190,940
Total investments, at cost	66,190,940
Investments, at value
Unaffiliated issuers, at value	68,639,632
Total investments, at value	68,639,632
Cash	2,423,628
Receivable for:
Investments sold	35,568
Capital shares sold	87,135
Interest	895,563
Expense reimbursement due from Investment Manager	134
Prepaid expenses	625
Other assets	761
Total assets	72,083,046
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,322,410
Capital shares purchased	21,897
Distributions to shareholders	158,972
Management services fees	893
Distribution and/or service fees	233
Transfer agent fees	6,608
Compensation of board members	104,435
Other expenses	35,613
Total liabilities	2,651,061
Net assets applicable to outstanding capital stock	$69,431,985
Represented by
Paid in capital	67,033,308
Undistributed net investment income	105,247
Accumulated net realized loss	(155,262)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,448,692
Total - representing net assets applicable to outstanding capital stock	$69,431,985
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$18,933,870
Shares outstanding	1,810,988
Net asset value per share	$10.45
Maximum offering price per share(a)	$10.77
Class B
Net assets	$58,867
Shares outstanding	5,628
Net asset value per share	$10.46
Class C
Net assets	$3,732,796
Shares outstanding	356,956
Net asset value per share	$10.46
Class R4
Net assets	$274,896
Shares outstanding	26,332
Net asset value per share	$10.44
Class Y
Net assets	$10,070
Shares outstanding	961
Net asset value per share	$10.48
Class Z
Net assets	$46,421,486
Shares outstanding	4,441,037
Net asset value per share	$10.45

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Interest	$2,546,087
Total income	2,546,087
Expenses:
Management services fees	356,944
Distribution and/or service fees
Class A	52,858
Class B	883
Class C	45,925
Transfer agent fees
Class A	34,394
Class B	148
Class C	7,533
Class R4	431
Class Z	81,000
Compensation of board members	25,738
Custodian fees	1,726
Printing and postage fees	18,566
Registration fees	10,979
Audit fees	32,393
Legal fees	7,565
Compensation of chief compliance officer	17
Other	12,560
Total expenses	689,660
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(163,717)
Total net expenses	525,943
Net investment income	2,020,144
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(33,598)
Net realized loss	(33,598)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,837,667)
Net change in unrealized appreciation (depreciation)	(2,837,667)
Net realized and unrealized loss	(2,871,265)
Net decrease in net assets resulting from operations	$(851,121)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$2,020,144	$2,206,234
Net realized gain (loss)	(33,598)	351,587
Net change in unrealized appreciation (depreciation)	(2,837,667)	424,166
Net increase (decrease) in net assets resulting from operations	(851,121)	2,981,987
Distributions to shareholders
Net investment income
Class A	(538,681)	(551,222)
Class B	(1,564)	(3,015)
Class C	(82,024)	(96,802)
Class R4	(7,498)	(6,445)
Class Y	(49)	—
Class Z	(1,394,944)	(1,554,637)
Net realized gains
Class A	(121,817)	(68,634)
Class B	(505)	(498)
Class C	(26,364)	(17,023)
Class R4	(1,501)	(623)
Class Z	(281,718)	(178,493)
Total distributions to shareholders	(2,456,665)	(2,477,392)
Decrease in net assets from capital stock activity	(5,348,816)	(1,509,052)
Total decrease in net assets	(8,656,602)	(1,004,457)
Net assets at beginning of year	78,088,587	79,093,044
Net assets at end of year	$69,431,985	$78,088,587
Undistributed net investment income	$105,247	$134,881

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	324,953	3,540,943	130,384	1,404,666
Distributions reinvested	36,799	389,042	38,098	410,631
Redemptions	(423,385)	(4,422,404)	(151,849)	(1,637,945)
Net increase (decrease)	(61,633)	(492,419)	16,633	177,352
Class B
Subscriptions	8	89	1,051	11,290
Distributions reinvested	159	1,681	189	2,036
Redemptions (b)	(8,459)	(90,569)	(2,418)	(25,951)
Net decrease	(8,292)	(88,799)	(1,178)	(12,625)
Class C
Subscriptions	32,466	349,629	108,840	1,171,124
Distributions reinvested	8,148	86,019	8,524	91,875
Redemptions	(142,622)	(1,490,856)	(85,007)	(914,610)
Net increase (decrease)	(102,008)	(1,055,208)	32,357	348,389
Class R4
Subscriptions	2,695	29,187	5,421	58,325
Distributions reinvested	822	8,668	625	6,734
Redemptions	(160)	(1,678)	(3,482)	(37,466)
Net increase	3,357	36,177	2,564	27,593
Class Y
Subscriptions	961	10,000	—	—
Net increase	961	10,000	—	—
Class Z
Subscriptions	890,510	9,547,486	769,419	8,308,660
Distributions reinvested	23,091	244,108	22,919	247,056
Redemptions	(1,280,672)	(13,550,161)	(983,808)	(10,605,477)
Net decrease	(367,071)	(3,758,567)	(191,470)	(2,049,761)
Total net decrease	(534,686)	(5,348,816)	(141,094)	(1,509,052)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$10.88	0.27	(0.37)	(0.10)	(0.27)	(0.06)
4/30/2016	$10.81	0.29	0.11	0.40	(0.29)	(0.04)
4/30/2015	$10.82	0.31	0.01	0.32	(0.31)	(0.02)
4/30/2014	$11.21	0.31	(0.32)	(0.01)	(0.31)	(0.07)
4/30/2013	$11.18	0.31	0.04	0.35	(0.31)	(0.01)
Class B
4/30/2017	$10.89	0.19	(0.37)	(0.18)	(0.19)	(0.06)
4/30/2016	$10.81	0.21	0.12	0.33	(0.21)	(0.04)
4/30/2015	$10.82	0.23	0.01	0.24	(0.23)	(0.02)
4/30/2014	$11.22	0.23	(0.33)	(0.10)	(0.23)	(0.07)
4/30/2013	$11.18	0.23	0.05	0.28	(0.23)	(0.01)
Class C
4/30/2017	$10.88	0.19	(0.36)	(0.17)	(0.19)	(0.06)
4/30/2016	$10.81	0.21	0.11	0.32	(0.21)	(0.04)
4/30/2015	$10.82	0.23	0.01	0.24	(0.23)	(0.02)
4/30/2014	$11.22	0.23	(0.33)	(0.10)	(0.23)	(0.07)
4/30/2013	$11.18	0.23	0.04	0.27	(0.22)	(0.01)
Class R4
4/30/2017	$10.87	0.30	(0.38)	(0.08)	(0.29)	(0.06)
4/30/2016	$10.79	0.32	0.12	0.44	(0.32)	(0.04)
4/30/2015	$10.80	0.33	0.02	0.35	(0.34)	(0.02)
4/30/2014	$11.20	0.34	(0.33)	0.01	(0.34)	(0.07)
4/30/2013 (c)	$11.12	0.04	0.08	0.12	(0.04)	—
Class Y
4/30/2017 (e)	$10.41	0.05	0.07	0.12	(0.05)	—
Class Z
4/30/2017	$10.88	0.30	(0.37)	(0.07)	(0.30)	(0.06)
4/30/2016	$10.81	0.32	0.11	0.43	(0.32)	(0.04)
4/30/2015	$10.82	0.34	0.01	0.35	(0.34)	(0.02)
4/30/2014	$11.22	0.34	(0.33)	0.01	(0.34)	(0.07)
4/30/2013	$11.18	0.34	0.05	0.39	(0.34)	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$10.45	(0.93%)	1.03%	0.81%	2.54%	14%	$18,934
(0.33)	$10.88	3.78%	1.04%	0.81%	2.73%	13%	$20,377
(0.33)	$10.81	2.98%	1.06%	0.81%	2.83%	19%	$20,060
(0.38)	$10.82	0.02%	1.07%	0.81%	2.89%	5%	$16,728
(0.32)	$11.21	3.16%	1.03%	0.81%	2.77%	16%	$21,517

(0.25)	$10.46	(1.67%)	1.77%	1.56%	1.77%	14%	$59
(0.25)	$10.89	3.10%	1.80%	1.56%	1.99%	13%	$152
(0.25)	$10.81	2.21%	1.81%	1.56%	2.09%	19%	$163
(0.30)	$10.82	(0.82%)	1.83%	1.56%	2.15%	5%	$212
(0.24)	$11.22	2.48%	1.78%	1.56%	2.04%	16%	$216

(0.25)	$10.46	(1.57%)	1.78%	1.56%	1.78%	14%	$3,733
(0.25)	$10.88	3.01%	1.79%	1.56%	1.98%	13%	$4,996
(0.25)	$10.81	2.21%	1.81%	1.56%	2.08%	19%	$4,612
(0.30)	$10.82	(0.82%)	1.82%	1.56%	2.14%	5%	$3,501
(0.23)	$11.22	2.48%	1.78%	1.56%	2.02%	16%	$4,301

(0.35)	$10.44	(0.68%)	0.77%	0.56%	2.79%	14%	$275
(0.36)	$10.87	4.14%	0.79%	0.56%	2.98%	13%	$250
(0.36)	$10.79	3.24%	0.81%	0.56%	3.09%	19%	$220
(0.41)	$10.80	0.18%	0.88%	0.56%	3.21%	5%	$37
(0.04)	$11.20	1.07%	0.72% (d)	0.53% (d)	3.12% (d)	16%	$3

(0.05)	$10.48	1.17%	0.64% (d)	0.43% (d)	3.04% (d)	14%	$10

(0.36)	$10.45	(0.68%)	0.78%	0.56%	2.79%	14%	$46,421
(0.36)	$10.88	4.04%	0.79%	0.56%	2.98%	13%	$52,315
(0.36)	$10.81	3.24%	0.81%	0.56%	3.09%	19%	$54,037
(0.41)	$10.82	0.18%	0.82%	0.56%	3.14%	5%	$58,973
(0.35)	$11.22	3.51%	0.78%	0.56%	3.02%	16%	$73,154
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	19

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
20	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
April 30, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
22	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.17
Class C	0.16
Class R4	0.16
Class Y	0.025 (a)
Class Z	0.16

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	8,633
Class C	315
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.810%
Class B	1.560
Class C	1.560
Class R4	0.560
Class Y	0.430*
Class Z	0.560
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for post-October capital losses, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(25,018)	25,018	—
24	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	2,049,778	406,887	2,456,665	—	2,212,121	265,271	2,477,392
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	367,990	—	—	2,448,692
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
66,190,940	2,828,257	(379,565)	2,448,692
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	155,262
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $10,140,820 and $14,936,516, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 68.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free Georgia Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
28	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$127,747	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
30	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
32	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
34	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2017	35

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free Georgia Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN152_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Maryland Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Maryland individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since September 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/01/90	-0.19	1.95	3.10
	Including sales charges		-3.21	1.34	2.79
Class B	Excluding sales charges	06/08/93	-0.94	1.19	2.34
	Including sales charges		-3.86	1.19	2.34
Class C	Excluding sales charges	06/17/92	-0.93	1.19	2.33
	Including sales charges		-1.91	1.19	2.33
Class R4 *		03/19/13	0.07	2.16	3.21
Class Y *		03/01/17	-0.13	1.96	3.11
Class Z		09/01/90	0.06	2.21	3.36
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Maryland Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	7.8
AA rating	37.7
A rating	38.2
BBB rating	13.0
B rating	1.1
Not rated	2.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.19% excluding sales charges. Class Z shares of the Fund returned 0.06% for the same 12 months. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15% for the same time period. The Fund benefited from its short duration relative to the benchmark, but its positions in lower coupon bonds detracted.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. election.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes, and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the index produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red with issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
Maryland experienced slow but positive growth
While Maryland’s economy continued to exhibit growth in the past year, it lagged the broader national average. The state’s economy tends to be more heavily reliant on government jobs and the healthcare sector than the United States as a whole. These areas, while stable, also are less sensitive to movements in the broader business cycle, preventing Maryland from fully participating in the robust growth of the U.S. economy. Maryland’s municipal bond market performed in line with the broader national index during the past year.
Contributors and detractors
The Fund had a slightly shorter duration (lower interest rate sensitivity) relative to the benchmark, as the low level of yields prompted us to take a conservative stance during the summer of 2016. This aspect of the Fund’s positioning, together with its slight overweight in shorter maturity issues, had a favorable impact on results given the subsequent increase in yields. Near the end of the reporting period, we targeted a more neutral duration positioning as yields had risen and spreads had become more attractive.
The Fund was also helped by its overweight positions in A and BBB rated bonds, which outperformed the benchmark due in part to their higher yields. At the sector level, allocations to hospital and housing issues — both of which outpaced the benchmark — had a positive effect on relative performance.
The Fund’s positions in higher quality issues in the 10- to 15-year range, including some lower coupon bonds that were more volatile during the period of rising rates in late 2016, were the most significant detractors from performance. Lower coupon bonds have slightly higher durations, which translated to larger losses in the selloff. Positions in local general obligation bonds — which are primarily higher quality issues with longer maturities — also detracted.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
This mixed picture prompted us to remain cautious with regard to issuers that have had persistent pension-funding challenges, as the rating agencies appear to have lost their patience with those that showed no sign of making progress in resolving their underfunded pensions. In addition, we continued to favor areas that have dedicated revenue streams. We remained tax-aware, seeking to manage the gains and losses within the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.10	1,020.55	3.96	4.01	0.81
Class B	1,000.00	1,000.00	991.30	1,016.87	7.62	7.71	1.56
Class C	1,000.00	1,000.00	990.40	1,016.87	7.61	7.71	1.56
Class R4	1,000.00	1,000.00	996.40	1,021.87	2.64	2.68	0.54
Class Y	1,000.00	1,000.00	1,013.50 (a)	1,022.46	0.66 (a)	2.08	0.42 (a)
Class Z	1,000.00	1,000.00	995.40	1,021.77	2.74	2.78	0.56
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 96.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.5%
Maryland Environmental Service
Revenue Bonds
Mid Shore II Regional Landfill Series 2011
11/01/24	5.000%	1,030,000	1,153,497
Higher Education 5.5%
Maryland Health & Higher Educational Facilities Authority
Revenue Bonds
Maryland Institute College of Art Series 2012
06/01/29	5.000%	1,000,000	1,098,270
Notre Dame of Maryland University Series 2012
10/01/32	5.000%	1,000,000	1,092,610
Montgomery County Authority
Refunding Revenue Bonds
Series 2014
05/01/27	5.000%	500,000	580,955
Morgan State University
Refunding Revenue Bonds
Series 2012
07/01/30	5.000%	150,000	167,939
University System of Maryland
Refunding Revenue Bonds
Series 2015A
04/01/24	5.000%	1,000,000	1,205,290
Total			4,145,064
Hospital 21.1%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Anne Arundel Health System Series 2014
07/01/29	5.000%	750,000	853,687
MedStar Health, Inc. Series 2015
08/15/33	5.000%	500,000	558,720
Mercy Medical Center Series 2016A
07/01/32	5.000%	600,000	651,426
Meritus Medical Center Issue Series 2015
07/01/27	5.000%	1,000,000	1,145,190
Peninsula Regional Medical Center Series 2015
07/01/32	5.000%	1,000,000	1,115,900
Peninsula Regional Medical Center Series 2015
07/01/34	5.000%	1,000,000	1,103,070
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017B
07/01/31	5.000%	1,000,000	1,152,410
University of Maryland Medical System Series 2015
07/01/28	5.000%	500,000	583,840
Western Maryland Health System Series 2014
07/01/34	5.250%	1,500,000	1,672,260
Revenue Bonds
Carroll Hospital Series 2012A
07/01/26	5.000%	1,210,000	1,372,939
Carroll Hospital Series 2012A
07/01/27	5.000%	1,000,000	1,128,660
Johns Hopkins Health System Series 2012
07/01/28	5.000%	1,000,000	1,121,130
Johns Hopkins Health System Series 2013C
05/15/33	5.000%	1,500,000	1,681,500
MedStar Health Series 2011
08/15/22	5.000%	1,620,000	1,844,419
Total			15,985,151
Investor Owned 3.6%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Potomac Series 2009
09/01/22	6.200%	2,500,000	2,732,425
Local Appropriation 2.0%
Howard County Housing Commission
Revenue Bonds
Roger Carter Recreation Center Project Series 2011
06/01/26	5.000%	585,000	649,157
Maryland State Transportation Authority
Refunding Revenue Bonds
Metrorail Parking Projects Series 2014
07/01/23	4.000%	750,000	834,915
Total			1,484,072

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 9.0%
City of Baltimore
Unlimited General Obligation Bonds
Consolidated Public Improvement Series 2008A (AGM)
10/15/22	5.000%	2,000,000	2,118,239
County of Anne Arundel
Limited General Obligation Bonds
Consolidated General Improvement Series 2015
04/01/27	5.000%	1,500,000	1,813,920
County of Frederick
Unlimited General Obligation Refunding Bonds
Public Facilities Series 2006
11/01/21	5.250%	2,500,000	2,926,200
Total			6,858,359
Multi-Family 8.1%
Howard County Housing Commission
Revenue Bonds
Gateway Village Apartments Series 2016
06/01/31	4.000%	870,000	911,899
General Capital Improvement Program Series 2015
06/01/32	4.000%	750,000	770,880
Woodfield Oxford Square Apartments Series 2017
12/01/29	5.000%	555,000	653,729
Maryland Economic Development Corp.
Refunding Revenue Bonds
University of Maryland Baltimore County Student Housing Series 2016 (AGM)
07/01/30	5.000%	725,000	850,041
University of Maryland College Park Student Housing Series 2016 (AGM)
06/01/30	5.000%	875,000	1,024,852
Revenue Bonds
Salisbury University Project Series 2012
06/01/27	5.000%	1,100,000	1,182,148
Towson University Project Senior Series 2012
07/01/27	5.000%	700,000	760,851
Total			6,154,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 0.3%
Guam Power Authority(a)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/24	5.000%	220,000	249,198
Other Bond Issue 3.0%
County of Montgomery
Revenue Bonds
Department of Liquor Control Series 2009A
04/01/22	5.000%	2,055,000	2,197,658
Maryland Community Development Administration
Revenue Bonds
Capital Fund Securitization Series 2003 (AGM)
07/01/21	4.400%	45,000	45,108
Total			2,242,766
Other Industrial Development Bond 1.1%
Maryland Economic Development Corp.
Refunding Revenue Bonds
CNX Marine Terminals, Inc. Series 2010
09/01/25	5.750%	800,000	800,384
Refunded / Escrowed 3.3%
City of Baltimore
Revenue Bonds
Water Project Series 1994A Escrowed to Maturity (FGIC)
07/01/24	5.000%	1,400,000	1,632,960
Maryland Health & Higher Educational Facilities Authority
Prerefunded 01/01/21 Revenue Bonds
Charlestown Community Series 2010
01/01/30	6.125%	735,000	860,398
Total			2,493,358
Retirement Communities 6.1%
City of Gaithersburg
Refunding Revenue Bonds
Asbury Obligation Group Series 2009B
01/01/23	6.000%	1,250,000	1,358,750
County of Baltimore
Refunding Revenue Bonds
Oak Crest Village, Inc. Series 2016
01/01/29	5.000%	500,000	569,715

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp. Series 2017
04/01/26	5.000%	500,000	515,040
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Charlestown Community Series 2016A
01/01/28	5.000%	1,000,000	1,144,660
Revenue Bonds
King Farm Presbyterian Community Series 2007A
01/01/27	5.250%	1,000,000	999,960
Total			4,588,125
Single Family 0.8%
Maryland Community Development Administration Housing
Revenue Bonds
Series 2016
03/01/36	3.250%	600,000	591,648
Special Non Property Tax 5.9%
Maryland Stadium Authority
Revenue Bonds
Baltimore City Public Schools Series 2016
05/01/29	5.000%	1,800,000	2,130,192
Baltimore City Public Schools Series 2016
05/01/30	5.000%	750,000	881,872
State of Maryland Department of Transportation
Revenue Bonds
3rd Series 2015
12/15/26	4.000%	1,000,000	1,117,900
Territory of Guam(a)
Revenue Bonds
Series 2011A
01/01/31	5.000%	350,000	365,376
Total			4,495,340
Special Property Tax 6.2%
Anne Arundel County Consolidated District
Special Tax Refunding Bonds
Villages of Dorchester & Farmington Series 2013
07/01/23	5.000%	225,000	260,554
Villages of Dorchester & Farmington Series 2013
07/01/24	5.000%	500,000	585,295
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Baltimore
Refunding Tax Allocation Bonds
Consolidated Tax Projects Series 2015
06/15/27	5.000%	520,000	581,989
County of Frederick
Special Tax Bonds
Urbana Community Development Authority Series 2010A
07/01/25	5.000%	2,500,000	2,757,150
County of Montgomery
Refunding Special Tax Bonds
West Germantown Development District Series 2014
07/01/25	4.000%	485,000	529,179
Total			4,714,167
State Appropriated 4.0%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Department of Transportation Headquarters Series 2010
06/01/22	4.500%	2,675,000	3,055,332
State General Obligation 3.7%
State of Maryland
Unlimited General Obligation Bonds
Series 2015A
03/01/27	4.000%	1,500,000	1,661,850
Unlimited General Obligation Refunding Bonds
Series 2015B
08/01/24	4.000%	1,000,000	1,149,770
Total			2,811,620
Transportation 4.3%
Washington Metropolitan Area Transit Authority
Revenue Bonds
Transit Series 2009
07/01/23	5.250%	3,000,000	3,245,160
Turnpike / Bridge / Toll Road 1.4%
Maryland State Transportation Authority
Revenue Bonds
Series 2009A
07/01/22	5.000%	1,000,000	1,085,830
Water & Sewer 5.8%
City of Baltimore
Subordinated Revenue Bonds
Series 2014A
07/01/32	5.000%	1,000,000	1,139,100

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wastewater Project Series 2017A
07/01/31	5.000%	1,000,000	1,177,860
Maryland Water Quality Financing Administration Revolving Loan Fund
Revenue Bonds
Series 2008
03/01/21	5.000%	2,000,000	2,066,760
Total			4,383,720
Total Municipal Bonds (Cost $70,293,064)			73,269,616
Total Investments (Cost: $70,293,064)	73,269,616
Other Assets & Liabilities, Net	2,471,956
Net Assets	75,741,572

Notes to Portfolio of Investments
(a)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $614,574 which represents 0.81% of net assets.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
FGIC	Financial Guaranty Insurance Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	73,269,616	—	73,269,616
Total Investments	—	73,269,616	—	73,269,616
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$70,293,064
Total investments, at cost	70,293,064
Investments, at value
Unaffiliated issuers, at value	73,269,616
Total investments, at value	73,269,616
Cash	1,785,873
Receivable for:
Capital shares sold	51,966
Interest	965,410
Prepaid expenses	641
Other assets	935
Total assets	76,074,441
Liabilities
Payable for:
Capital shares purchased	10,241
Distributions to shareholders	173,856
Management services fees	976
Distribution and/or service fees	181
Transfer agent fees	5,130
Compensation of board members	106,471
Audit fees	31,520
Other expenses	4,494
Total liabilities	332,869
Net assets applicable to outstanding capital stock	$75,741,572
Represented by
Paid in capital	72,554,370
Undistributed net investment income	226,979
Accumulated net realized loss	(16,329)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,976,552
Total - representing net assets applicable to outstanding capital stock	$75,741,572
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$15,124,564
Shares outstanding	1,426,048
Net asset value per share	$10.61
Maximum offering price per share(a)	$10.94
Class B
Net assets	$9,895
Shares outstanding	932
Net asset value per share	$10.62
Class C
Net assets	$2,807,466
Shares outstanding	264,671
Net asset value per share	$10.61
Class R4
Net assets	$85,562
Shares outstanding	8,067
Net asset value per share	$10.61
Class Y
Net assets	$10,085
Shares outstanding	948
Net asset value per share	$10.64
Class Z
Net assets	$57,704,000
Shares outstanding	5,440,428
Net asset value per share	$10.61

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Interest	$3,005,127
Total income	3,005,127
Expenses:
Management services fees	426,149
Distribution and/or service fees
Class A	43,003
Class B	300
Class C	27,554
Transfer agent fees
Class A	27,951
Class B	51
Class C	4,408
Class R4	37
Class Z	115,264
Compensation of board members	26,233
Custodian fees	1,881
Printing and postage fees	18,908
Registration fees	20,193
Audit fees	29,540
Legal fees	7,695
Compensation of chief compliance officer	21
Other	13,173
Total expenses	762,361
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(182,646)
Total net expenses	579,715
Net investment income	2,425,412
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	83,953
Net realized gain	83,953
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,079,707)
Net change in unrealized appreciation (depreciation)	(3,079,707)
Net realized and unrealized loss	(2,995,754)
Net decrease in net assets resulting from operations	$(570,342)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$2,425,412	$2,556,613
Net realized gain	83,953	398,814
Net change in unrealized appreciation (depreciation)	(3,079,707)	387,379
Net increase (decrease) in net assets resulting from operations	(570,342)	3,342,806
Distributions to shareholders
Net investment income
Class A	(432,259)	(509,670)
Class B	(513)	(872)
Class C	(48,648)	(52,436)
Class R4	(857)	(299)
Class Y	(49)	—
Class Z	(1,947,621)	(2,000,211)
Total distributions to shareholders	(2,429,947)	(2,563,488)
Increase (decrease) in net assets from capital stock activity	(14,715,705)	1,205,609
Total increase (decrease) in net assets	(17,715,994)	1,984,927
Net assets at beginning of year	93,457,566	91,472,639
Net assets at end of year	$75,741,572	$93,457,566
Undistributed net investment income	$226,979	$231,514

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	106,251	1,147,040	177,165	1,913,094
Distributions reinvested	17,202	184,611	19,394	209,164
Redemptions	(381,477)	(4,045,942)	(418,028)	(4,500,332)
Net decrease	(258,024)	(2,714,291)	(221,469)	(2,378,074)
Class B
Subscriptions	7	85	958	10,278
Distributions reinvested	23	245	41	441
Redemptions (b)	(3,043)	(31,891)	(742)	(7,941)
Net increase (decrease)	(3,013)	(31,561)	257	2,778
Class C
Subscriptions	54,263	582,482	15,273	164,372
Distributions reinvested	3,534	37,881	3,810	41,089
Redemptions	(35,049)	(371,820)	(35,889)	(386,679)
Net increase (decrease)	22,748	248,543	(16,806)	(181,218)
Class R4
Subscriptions	8,087	85,000	—	—
Distributions reinvested	55	579	—	—
Redemptions	(1,011)	(10,679)	—	—
Net increase	7,131	74,900	—	—
Class Y
Subscriptions	948	10,000	—	—
Net increase	948	10,000	—	—
Class Z
Subscriptions	1,563,041	16,864,850	1,554,156	16,771,673
Distributions reinvested	16,480	176,823	16,949	182,824
Redemptions	(2,779,018)	(29,344,969)	(1,225,516)	(13,192,374)
Net increase (decrease)	(1,199,497)	(12,303,296)	345,589	3,762,123
Total net increase (decrease)	(1,429,707)	(14,715,705)	107,571	1,205,609

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$10.90	0.27	(0.29)	(0.02)	(0.27)	—
4/30/2016	$10.81	0.29	0.09	0.38	(0.29)	—
4/30/2015	$10.80	0.31	0.01	0.32	(0.31)	—
4/30/2014	$11.14	0.32	(0.34)	(0.02)	(0.32)	—
4/30/2013	$11.05	0.30	0.09	0.39	(0.30)	—
Class B
4/30/2017	$10.91	0.19	(0.29)	(0.10)	(0.19)	—
4/30/2016	$10.82	0.21	0.09	0.30	(0.21)	—
4/30/2015	$10.81	0.23	0.01	0.24	(0.23)	—
4/30/2014	$11.15	0.23	(0.34)	(0.11)	(0.23)	—
4/30/2013	$11.06	0.22	0.09	0.31	(0.22)	—
Class C
4/30/2017	$10.90	0.19	(0.29)	(0.10)	(0.19)	—
4/30/2016	$10.81	0.21	0.09	0.30	(0.21)	—
4/30/2015	$10.80	0.23	0.01	0.24	(0.23)	—
4/30/2014	$11.14	0.24	(0.34)	(0.10)	(0.24)	—
4/30/2013	$11.05	0.22	0.09	0.31	(0.22)	—
Class R4
4/30/2017	$10.90	0.30	(0.29)	0.01	(0.30)	—
4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—
4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—
4/30/2014	$11.14	0.34	(0.34)	0.00 (d)	(0.34)	—
4/30/2013 (e)	$11.06	0.04	0.08	0.12	(0.04)	—
Class Y
4/30/2017 (g)	$10.55	0.05	0.09 (h)	0.14	(0.05)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$10.61	(0.19%)	1.01%	0.81%	2.50%	20%	$15,125
(0.29)	$10.90	3.60%	1.04%	0.81% (c)	2.72%	13%	$18,362
(0.31)	$10.81	3.00%	1.04%	0.81% (c)	2.87%	10%	$20,593
(0.32)	$10.80	(0.16%)	1.05%	0.81% (c)	2.94%	2%	$20,973
(0.30)	$11.14	3.58%	1.01%	0.81% (c)	2.72%	15%	$23,767

(0.19)	$10.62	(0.94%)	1.77%	1.56%	1.71%	20%	$10
(0.21)	$10.91	2.83%	1.79%	1.56% (c)	1.97%	13%	$43
(0.23)	$10.82	2.22%	1.79%	1.56% (c)	2.13%	10%	$40
(0.23)	$10.81	(0.90%)	1.79%	1.56% (c)	2.18%	2%	$93
(0.22)	$11.15	2.81%	1.75%	1.56% (c)	1.96%	15%	$119

(0.19)	$10.61	(0.93%)	1.76%	1.56%	1.76%	20%	$2,807
(0.21)	$10.90	2.83%	1.79%	1.56% (c)	1.97%	13%	$2,638
(0.23)	$10.81	2.23%	1.79%	1.56% (c)	2.11%	10%	$2,796
(0.24)	$10.80	(0.90%)	1.80%	1.56% (c)	2.19%	2%	$2,666
(0.22)	$11.14	2.81%	1.76%	1.56% (c)	1.96%	15%	$2,939

(0.30)	$10.61	0.07%	0.72%	0.54%	2.87%	20%	$86
(0.32)	$10.90	3.86%	0.77%	0.56% (c)	2.97%	13%	$10
(0.34)	$10.81	3.25%	0.78%	0.56% (c)	3.12%	10%	$10
(0.34)	$10.80	0.08%	0.81%	0.56% (c)	3.24%	2%	$10
(0.04)	$11.14	1.06%	0.71% (f)	0.55% (f)	2.97% (f)	15%	$3

(0.05)	$10.64	1.35%	0.58% (f)	0.42% (f)	3.05% (f)	20%	$10
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
4/30/2017	$10.90	0.29	(0.28)	0.01	(0.30)	—
4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—
4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—
4/30/2014	$11.14	0.34	(0.34)	0.00 (d)	(0.34)	—
4/30/2013	$11.05	0.33	0.09	0.42	(0.33)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$10.61	0.06%	0.76%	0.56%	2.75%	20%	$57,704
(0.32)	$10.90	3.86%	0.79%	0.56% (c)	2.97%	13%	$72,405
(0.34)	$10.81	3.26%	0.79%	0.56% (c)	3.12%	10%	$68,033
(0.34)	$10.80	0.09%	0.79%	0.56% (c)	3.17%	2%	$63,765
(0.33)	$11.14	3.84%	0.76%	0.56% (c)	2.96%	15%	$110,105
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	21

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
22	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
April 30, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
24	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.17
Class C	0.16
Class R4	0.12
Class Y	0.025 (a)
Class Z	0.16

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	8,804
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.810%
Class B	1.560%
Class C	1.560%
Class R4	0.560%
Class Y	0.420%*
Class Z	0.560%
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for post-October capital losses, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
26	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	1,437,066	(1,437,066)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
16,878	2,413,069	—	2,429,947	15,072	2,548,416	—	2,563,488
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	506,637	—	—	2,976,552
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
70,293,064	3,274,920	(298,368)	2,976,552
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	100,282	1,437,066	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	16,329
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,344,888 and $28,779,612, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
28	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 79.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	29

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free Maryland Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
30	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$2,413,069	99.31%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
34	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
36	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2017	37

Columbia AMT-Free Maryland Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN190_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and North Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Funds since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/14/92	-1.11	1.67	2.96
	Including sales charges		-4.07	1.04	2.65
Class B	Excluding sales charges	06/07/93	-1.77	0.92	2.19
	Including sales charges		-4.67	0.92	2.19
Class C	Excluding sales charges	12/16/92	-1.85	0.92	2.20
	Including sales charges		-2.81	0.92	2.20
Class R4 *		03/19/13	-0.86	1.92	3.21
Class Y *		03/01/17	-0.85	1.92	3.21
Class Z		12/11/92	-0.86	1.92	3.21
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	15.5
AA rating	47.4
A rating	30.7
BBB rating	3.6
Not rated	2.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -1.11% excluding sales charges. Class Z shares of the Fund returned -0.86% for the same 12 months. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15% during the same time period. The Fund’s exposure to the Virgin Islands and the longer end of the yield curve detracted from performance, while its positions in shorter term issues was a positive.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. Presidential election.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve (the Fed) at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. Presidential election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes, and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the iFund’s Index produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red with issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
North Carolina’s municipal bond market lagged
North Carolina continued to display sound economic fundamentals, highlighted by expanding growth, rising employment, robust consumer demand, and a strong property market. The technology and research industries remained an engine for growth, aiding the economy by boosting productivity and leading to higher average wages and augmenting contributions from the finance and manufacturing sectors. Still, the state’s municipal bond market underperformed the broader national index in the past year due to its higher quality bias.
Contributors and detractors
The Fund’s exposure to Virgin Islands bonds was the primary factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in North Carolina.
The Fund was also hurt by its overweight position in bonds with longer maturities and lower coupons, which underperformed during the sell-off of late 2016. Conversely, its overweight in shorter maturity issues helped performance given that the zero- to three-year area outperformed amid the backdrop of rising rates
Fund positioning
The Fund experienced strong positive cash flows in the last two years, and we invested a large portion of the funds into new issues with maturities in the 12- to 18-year range. Most of these carried bond calls of nine to ten years, so they added duration (interest-rate sensitivity) to the portfolio. (A callable bond is a bond that can be redeemed by the issuer prior to its maturity.) In addition, they provided more income since longer maturities typically pay more interest. At the same time, the
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Fund was overweight in shorter maturity issues due to the heavy pre-refunding of debt that has occurred in North Carolina’s market in recent years. The portfolio therefore featured a “barbell” positioning with an overall duration about equal to that of the benchmark.
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
This mixed picture prompted us to remain cautious with regard to issuers that have had persistent pension funding issues, as the rating agencies appear to have lost their patience with those that showed no sign of making progress in resolving their underfunded pensions. In addition, we favored areas that have dedicated revenue streams. We remained tax-aware, seeking to manage the gains and losses within the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.40	1,020.55	3.95	4.01	0.81
Class B	1,000.00	1,000.00	987.50	1,016.87	7.60	7.71	1.56
Class C	1,000.00	1,000.00	987.60	1,016.87	7.60	7.71	1.56
Class R4	1,000.00	1,000.00	991.60	1,021.77	2.73	2.78	0.56
Class Y	1,000.00	1,000.00	1,011.50 (a)	1,022.46	0.66 (a)	2.08	0.42 (a)
Class Z	1,000.00	1,000.00	991.60	1,021.77	2.73	2.78	0.56
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 97.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.8%
Raleigh Durham Airport Authority
Refunding Revenue Bonds
Series 2010A
05/01/23	5.000%	3,000,000	3,328,650
Higher Education 8.5%
Appalachian State University
Refunding Revenue Bonds
Series 2016A
10/01/26	5.000%	325,000	394,920
Series 2016B
10/01/20	5.000%	1,380,000	1,552,459
East Carolina University
Revenue Bonds
General Series 2014A
10/01/31	5.000%	1,900,000	2,190,035
North Carolina Agricultural & Technical State University
Refunding Revenue Bonds
General Purpose Series 2015A
10/01/32	5.000%	2,000,000	2,284,600
North Carolina Capital Facilities Finance Agency
Unrefunded Revenue Bonds
Meredith College Series 2008A
06/01/31	6.000%	970,000	1,001,835
North Carolina Central University
Refunding Revenue Bonds
Series 2016
10/01/28	4.000%	955,000	1,025,594
Series 2016
10/01/29	4.000%	625,000	661,919
University of North Carolina at Charlotte (The)
Revenue Bonds
Series 2014
04/01/30	5.000%	1,000,000	1,143,690
University of North Carolina at Greensboro
Refunding Revenue Bonds
Series 2016
04/01/29	5.000%	390,000	459,787
Series 2016
04/01/30	5.000%	250,000	292,732
Revenue Bonds
General Series 2014
04/01/32	5.000%	2,000,000	2,267,120
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of North Carolina at Wilmington
Refunding Revenue Bonds
Series 2015
06/01/29	5.000%	2,000,000	2,302,640
University of North Carolina System
Unrefunded Revenue Bonds
UNC System Appalachian State Series 2017A (AGM)
10/01/22	5.000%	140,000	147,543
Total			15,724,874
Hospital 12.0%
Charlotte-Mecklenburg Hospital Authority (The)
Refunding Revenue Bonds
Carolinas Health Care System Group Series 2009A
01/15/21	5.000%	1,000,000	1,065,090
North Carolina Medical Care Commission
Refunding Revenue Bonds
Duke University Health System Series 2016
06/01/28	5.000%	1,000,000	1,231,570
Mission Health System, Inc. Series 2015
10/01/36	5.000%	2,515,000	2,819,315
Novant Health Obligation Group Series 2013
11/01/24	5.000%	530,000	611,980
Southeastern Regional Medical Center Series 2012
06/01/26	5.000%	1,000,000	1,108,040
Vidant Health Series 2012A
06/01/25	5.000%	1,500,000	1,701,120
Vidant Health Series 2012A
06/01/36	5.000%	1,445,000	1,574,776
Vidant Health Series 2015
06/01/30	5.000%	1,000,000	1,135,920
WakeMed Series 2012A
10/01/31	5.000%	2,000,000	2,222,120
Revenue Bonds
Duke University Health System Series 2012A
06/01/32	5.000%	3,635,000	4,079,779
Moses Cone Health System Series 2011
10/01/20	5.000%	3,215,000	3,589,258

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rex Hospital, Inc. Series 2015A
07/01/32	5.000%	1,000,000	1,138,560
Total			22,277,528
Joint Power Authority 2.5%
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/31	5.000%	2,000,000	2,321,680
Series 2016A
01/01/28	5.000%	1,500,000	1,797,540
Unrefunded Revenue Bonds
Series 2009A
01/01/25	5.000%	430,000	456,862
Total			4,576,082
Local Appropriation 17.7%
City of Kannapolis
Revenue Bonds
Series 2014
04/01/31	5.000%	1,365,000	1,544,566
City of Monroe
Refunding Revenue Bonds
Series 2016
03/01/33	4.000%	800,000	838,232
Series 2016
03/01/35	5.000%	1,000,000	1,135,150
City of Raleigh
Limited Obligation Refunding Revenue Bonds
Series 2016
02/01/31	4.000%	385,000	415,677
Series 2016
02/01/32	4.000%	775,000	829,955
City of Wilmington
Refunding Revenue Bonds
Series 2014A
06/01/28	5.000%	500,000	581,995
City of Winston-Salem
Refunding Revenue Bonds
Series 2014C
06/01/29	5.000%	750,000	872,250
County of Brunswick
Revenue Bonds
Series 2015A
06/01/28	5.000%	250,000	293,622
Series 2015A
06/01/29	5.000%	250,000	291,163
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Buncombe
Revenue Bonds
Series 2012
06/01/28	5.000%	500,000	574,925
Series 2012
06/01/29	5.000%	1,000,000	1,148,280
Series 2014A
06/01/32	5.000%	1,635,000	1,878,468
County of Cabarru
Revenue Bonds
Installment Financing Contract Series 2016
04/01/28	5.000%	1,000,000	1,199,970
County of Catawba
Revenue Bonds
Series 2011
10/01/22	5.000%	400,000	455,620
County of Cumberland
Refunding Certificate of Participation
Improvement Projects Series 2009-B1
12/01/21	5.000%	2,775,000	3,033,685
County of Dare
Refunding Revenue Bonds
Series 2016A
06/01/31	4.000%	225,000	238,367
County of Davidson
Revenue Bonds
Series 2016
06/01/29	5.000%	1,000,000	1,186,160
County of Duplin
Revenue Bonds
Series 2016
04/01/34	5.000%	1,000,000	1,132,130
County of Johnston
Revenue Bonds
Series 2014
06/01/28	5.000%	1,000,000	1,163,990
County of Martin
Refunding Revenue Bonds
Water & Sewer District Series 2014
06/01/30	4.000%	730,000	771,128
County of Onslow
Revenue Bonds
Series 2015
06/01/27	4.000%	405,000	449,720
County of Pender
Revenue Bonds
Series 2015
04/01/27	5.000%	1,165,000	1,367,722

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015
04/01/28	5.000%	1,290,000	1,499,638
County of Randolph
Refunding Revenue Bonds
Series 2013C
10/01/26	5.000%	1,500,000	1,795,365
County of Union
Refunding Revenue Bonds
Series 2012
12/01/24	5.000%	1,715,000	2,073,092
County of Wilkes
Refunding Revenue Bonds
Series 2015
06/01/27	5.000%	500,000	584,700
Series 2015
06/01/29	5.000%	500,000	576,830
Durham Capital Financing Corp
Refunding Revenue Bonds
Series 2016
12/01/29	5.000%	1,100,000	1,320,308
Durham Capital Financing Corp.
Refunding Revenue Bonds
Series 2016
12/01/28	5.000%	630,000	763,314
Jacksonville Public Facilities Corp.
Limited Obligation Revenue Bonds
Series 2012
04/01/26	5.000%	1,075,000	1,217,846
Orange County Public Facilities Co.
Revenue Bonds
Series 2012
10/01/24	5.000%	1,325,000	1,540,591
Total			32,774,459
Local General Obligation 4.8%
City of Winston-Salem
Unlimited General Obligation Bonds
Series 2016B
06/01/23	5.000%	1,935,000	2,316,137
County of Henderson
Revenue Bonds
Series 2015
10/01/30	5.000%	500,000	585,720
County of Pitt
Refunding Revenue Bonds
Series 2017
04/01/22	5.000%	750,000	870,795
Series 2017
04/01/24	5.000%	410,000	489,975
Series 2017
04/01/25	5.000%	520,000	626,309
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Wake
Unlimited General Obligation Refunding Bonds
Series 2010C
03/01/22	5.000%	2,000,000	2,334,580
Unrefunded Unlimited General Obligation Public Improvement Bonds
Series 2009
03/01/20	5.000%	1,565,000	1,683,517
Total			8,907,033
Multi-Family 2.6%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
North Carolina A&T University Foundation Project Series 2015A
06/01/28	5.000%	1,000,000	1,125,060
University of North Carolina at Wilmington
Refunding Revenue Bonds
Student Housing Projects Series 2016
06/01/29	4.000%	1,000,000	1,080,770
Western Carolina University
Limited Obligation Refunding Revenue Bonds
Student Housing Series 2016 (AGM)
06/01/27	5.000%	500,000	591,935
Student Housing Series 2016 (AGM)
06/01/28	5.000%	1,000,000	1,176,290
Student Housing Series 2016 (AGM)
06/01/29	5.000%	800,000	934,160
Total			4,908,215
Municipal Power 3.2%
City of Concord Utilities Systems
Refunding Revenue Bonds
Series 2009B
12/01/19	5.000%	1,500,000	1,644,060
City of Fayetteville Public Works Commission
Revenue Bonds
Series 2014
03/01/27	4.000%	1,250,000	1,383,538
Greenville Utilities Commission
Refunding Revenue Bonds
Series 2016
04/01/31	5.000%	1,000,000	1,177,840
Revenue Bonds
Series 2008A (AGM)
11/01/18	5.000%	1,040,000	1,100,122

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Guam Power Authority(a)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/24	5.000%	520,000	589,014
Total			5,894,574
Ports 1.2%
North Carolina State Ports Authority
Revenue Bonds
Senior Lien Series 2010B
02/01/25	5.000%	2,000,000	2,160,640
Refunded / Escrowed 19.6%
Charlotte-Mecklenburg Hospital Authority (The)
Prerefunded 01/15/18 Revenue Bonds
Carolinas Health Care System Group Series 2008A
01/15/24	5.250%	2,000,000	2,062,280
City of High Point Combined Water & Sewer System
Prerefunded 11/01/18 Revenue Bonds
Series 2008 (AGM)
11/01/24	5.000%	1,000,000	1,060,550
Series 2008 (AGM)
11/01/25	5.000%	1,000,000	1,060,550
City of Raleigh Combined Enterprise System
Prerefunded 03/01/21 Revenue Bonds
Series 2011
03/01/27	5.000%	800,000	910,464
City of Winston-Salem Water & Sewer System
Prerefunded 06/01/19 Revenue Bonds
Series 2009
06/01/23	5.000%	1,000,000	1,081,100
County of Cabarrus
Prerefunded 06/01/18 Certificates of Participation
Installment Financing Contract Series 2008C
06/01/22	5.000%	1,545,000	1,614,108
County of Harnett
Prerefunded 06/01/19 Certificate of Participation
Series 2009
06/01/22	5.000%	1,880,000	2,032,055
County of Mecklenburg
Prerefunded 02/01/19 Certificate of Participation
Series 2009A
02/01/23	5.000%	1,000,000	1,069,490
County of Moore
Prerefunded 07/01/20 Revenue Bonds
Series 2010
06/01/24	5.000%	1,635,000	1,821,668
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Wake
Prerefunded 03/01/19 Unlimited General Obligation Public Improvement Bonds
Series 2009
03/01/20	5.000%	935,000	1,002,834
Revenue Bonds
Series 1993 Escrowed to Maturity (NPFGC)
10/01/26	5.125%	3,065,000	3,480,767
North Carolina Capital Facilities Finance Agency
Prerefunded 01/01/19 Revenue Bonds
Wake Forest University Series 2009
01/01/26	5.000%	1,000,000	1,066,440
Prerefunded 06/01/18 Revenue Bonds
Meredith College Series 2008A
06/01/31	6.000%	30,000	31,660
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/19 Revenue Bonds
Series 2009B
01/01/26	5.000%	2,250,000	2,399,085
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/26	6.000%	1,000,000	1,202,910
Refunding Revenue Bonds
Series 1993B Escrowed to Maturity (NPFGC / IBC)
01/01/22	6.000%	3,000,000	3,608,730
Series 1993B Escrowed to Maturity (NPFGC)
01/01/22	6.000%	1,000,000	1,202,910
North Carolina Municipal Power Agency No. 1
Prerefunded 01/01/18 Revenue Bonds
Series 2008A
01/01/20	5.250%	2,000,000	2,058,940
Prerefunded 01/01/19 Revenue Bonds
Series 2009A
01/01/25	5.000%	1,070,000	1,139,978
Northern Hospital District of Surry County
Prerefunded 04/01/18 Revenue Bonds
Series 2008
10/01/24	5.750%	1,000,000	1,043,900
Puerto Rico Highways & Transportation Authority(a)
Refunding Revenue Bonds
Series 2003AA Escrowed to Maturity (NPFGC)
07/01/18	5.500%	3,360,000	3,536,131
University of North Carolina System
Prerefunded 10/01/18 Revenue Bonds
Series 2008A (AGM)
10/01/22	5.000%	985,000	1,041,539
Series 2008A (AGM)
10/01/22	5.000%	655,000	692,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008A (AGM)
10/01/22	5.000%	220,000	232,628
Total			36,453,314
Retirement Communities 5.2%
North Carolina Medical Care Commission
Refunding Revenue Bonds
1st Mortgage-United Church Series 2015A
09/01/30	4.500%	1,000,000	991,530
1st Mortgage-United Methodist Series 2013A
10/01/33	5.000%	1,595,000	1,634,987
Deerfield Episcopal Retirement Community Series 2016
11/01/31	5.000%	1,500,000	1,675,500
Pennybyrn at Maryfield Series 2015
10/01/25	5.000%	1,000,000	1,076,830
Presbyterian Homes Series 2016C
10/01/31	4.000%	2,000,000	2,065,040
Southminster, Inc. Series 2016
10/01/25	5.000%	1,260,000	1,365,739
United Methodist Retirement Series 2016
10/01/30	5.000%	700,000	785,750
Total			9,595,376
Sales Tax 0.6%
City of Rocky Mount
Revenue Bonds
Series 2016
05/01/28	5.000%	1,000,000	1,194,310
Special Non Property Tax 0.3%
Territory of Guam(a)
Revenue Bonds
Series 2011A
01/01/31	5.000%	500,000	521,965
State Appropriated 1.3%
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/25	5.000%	2,000,000	2,432,580
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 0.6%
State of North Carolina
Revenue Bonds
Vehicle - GARVEE Series 2015
03/01/27	5.000%	900,000	1,055,583
Turnpike / Bridge / Toll Road 1.0%
North Carolina Turnpike Authority
Refunding Revenue Bonds
Senior Lien Series 2017
01/01/30	5.000%	700,000	807,247
Senior Lien Series 2017 (AGM)
01/01/31	5.000%	750,000	873,068
North Carolina Turnpike Authority(b)
Revenue Bonds
Series 2017C
07/01/31	0.000%	500,000	265,950
Total			1,946,265
Water & Sewer 14.2%
City of Charlotte Water & Sewer System
Revenue Bonds
Series 2008
07/01/23	5.000%	3,000,000	3,149,220
Series 2009B
07/01/25	5.000%	5,835,000	6,498,498
City of Gastonia Combined Utilities System
Revenue Bonds
Series 2015
05/01/29	5.000%	265,000	311,277
Series 2015
05/01/30	5.000%	660,000	770,392
City of Greensboro Combined Water & Sewer System
Refunding Revenue Bonds
Series 2006
06/01/22	5.250%	1,200,000	1,418,616
Series 2006
06/01/23	5.250%	2,000,000	2,409,960
City of Jacksonville Enterprise System
Refunding Revenue Bonds
Series 2016
05/01/28	5.250%	250,000	311,442
City of Raleigh Combined Enterprise System
Refunding Revenue Bonds
Series 2015B
12/01/25	5.000%	1,200,000	1,480,548

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Thomasville Combined Enterprise System
Refunding Revenue Bonds
Series 2012
05/01/26	4.000%	860,000	918,712
City of Winston-Salem Water & Sewer System
Refunding Revenue Bonds
Series 2016A
06/01/33	4.000%	2,165,000	2,336,122
County of Brunswick Enterprise Systems
Refunding Revenue Bonds
Series 2015
04/01/26	5.000%	1,070,000	1,286,589
Series 2015
04/01/27	5.000%	1,500,000	1,789,485
County of Union Enterprise System
Revenue Bonds
Series 2015
06/01/29	5.000%	500,000	590,625
Guam Government Waterworks Authority(a)
Revenue Bonds
Series 2016
07/01/36	5.000%	350,000	373,590
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onslow Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
12/01/31	4.000%	1,640,000	1,780,056
Town of Fuquay-Varina Combined Utilities System
Revenue Bonds
Series 2016
04/01/30	5.000%	335,000	397,491
Series 2016
04/01/31	5.000%	450,000	530,419
Total			26,353,042
Total Municipal Bonds (Cost $174,503,084)			180,104,490

Total Investments (Cost: $174,503,084)	180,104,490
Other Assets & Liabilities, Net	5,406,032
Net Assets	185,510,522

Notes to Portfolio of Investments
(a)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $5,020,700 which represents 2.71% of net assets.
(b)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
IBC	Insurance Bond Certificate
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	180,104,490	—	180,104,490
Total Investments	—	180,104,490	—	180,104,490
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$174,503,084
Total investments, at cost	174,503,084
Investments, at value
Unaffiliated issuers, at value	180,104,490
Total investments, at value	180,104,490
Cash	3,687,915
Receivable for:
Capital shares sold	207,285
Interest	2,179,925
Expense reimbursement due from Investment Manager	148
Prepaid expenses	745
Other assets	764
Total assets	186,181,272
Liabilities
Payable for:
Capital shares purchased	94,231
Distributions to shareholders	404,520
Management services fees	2,387
Distribution and/or service fees	309
Transfer agent fees	24,268
Compensation of board members	108,097
Other expenses	36,938
Total liabilities	670,750
Net assets applicable to outstanding capital stock	$185,510,522
Represented by
Paid in capital	180,040,158
Undistributed net investment income	710,338
Accumulated net realized loss	(841,380)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	5,601,406
Total - representing net assets applicable to outstanding capital stock	$185,510,522
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$18,246,031
Shares outstanding	1,765,979
Net asset value per share	$10.33
Maximum offering price per share(a)	$10.65
Class B
Net assets	$9,835
Shares outstanding	951
Net asset value per share	$10.34
Class C
Net assets	$6,681,705
Shares outstanding	646,889
Net asset value per share	$10.33
Class R4
Net assets	$2,235,817
Shares outstanding	216,662
Net asset value per share	$10.32
Class Y
Net assets	$10,070
Shares outstanding	973
Net asset value per share	$10.35
Class Z
Net assets	$158,327,064
Shares outstanding	15,337,745
Net asset value per share	$10.32

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Interest	$7,084,184
Total income	7,084,184
Expenses:
Management services fees	1,037,000
Distribution and/or service fees
Class A	59,380
Class B	759
Class C	75,448
Transfer agent fees
Class A	42,917
Class B	140
Class C	13,582
Class R4	5,616
Class Z	335,310
Compensation of board members	28,188
Custodian fees	2,786
Printing and postage fees	21,199
Registration fees	24,598
Audit fees	29,540
Legal fees	8,836
Compensation of chief compliance officer	49
Other	15,082
Total expenses	1,700,430
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(326,612)
Total net expenses	1,373,818
Net investment income	5,710,366
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(660,541)
Net realized loss	(660,541)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,001,562)
Net change in unrealized appreciation (depreciation)	(8,001,562)
Net realized and unrealized loss	(8,662,103)
Net decrease in net assets resulting from operations	$(2,951,737)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$5,710,366	$5,355,123
Net realized gain (loss)	(660,541)	26,729
Net change in unrealized appreciation (depreciation)	(8,001,562)	2,371,811
Net increase (decrease) in net assets resulting from operations	(2,951,737)	7,753,663
Distributions to shareholders
Net investment income
Class A	(569,495)	(676,701)
Class B	(1,236)	(1,851)
Class C	(124,781)	(140,794)
Class R4	(82,476)	(103,447)
Class Y	(47)	—
Class Z	(4,943,178)	(4,448,177)
Total distributions to shareholders	(5,721,213)	(5,370,970)
Increase (decrease) in net assets from capital stock activity	(36,679,708)	42,658,785
Total increase (decrease) in net assets	(45,352,658)	45,041,478
Net assets at beginning of year	230,863,180	185,821,702
Net assets at end of year	$185,510,522	$230,863,180
Undistributed net investment income	$710,338	$721,185

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	225,286	2,349,062	425,311	4,500,943
Distributions reinvested	43,081	452,531	51,488	544,566
Redemptions	(1,083,668)	(11,218,615)	(253,754)	(2,686,901)
Net increase (decrease)	(815,301)	(8,417,022)	223,045	2,358,608
Class B
Subscriptions	—	—	984	10,333
Distributions reinvested	101	1,061	130	1,379
Redemptions (b)	(9,001)	(92,943)	(103)	(1,091)
Net increase (decrease)	(8,900)	(91,882)	1,011	10,621
Class C
Subscriptions	100,590	1,059,458	151,363	1,599,052
Distributions reinvested	9,937	104,109	11,304	119,528
Redemptions	(213,792)	(2,219,056)	(95,856)	(1,017,005)
Net increase (decrease)	(103,265)	(1,055,489)	66,811	701,575
Class R4
Subscriptions	48,806	510,683	36,919	390,617
Distributions reinvested	7,846	82,211	9,746	102,947
Redemptions	(163,597)	(1,693,297)	(70,861)	(750,476)
Net decrease	(106,945)	(1,100,403)	(24,196)	(256,912)
Class Y
Subscriptions	973	10,000	—	—
Net increase	973	10,000	—	—
Class Z
Subscriptions	4,436,223	46,507,866	6,371,841	67,492,180
Distributions reinvested	65,139	681,191	59,331	626,946
Redemptions	(7,095,034)	(73,213,969)	(2,679,841)	(28,274,233)
Net increase (decrease)	(2,593,672)	(26,024,912)	3,751,331	39,844,893
Total net increase (decrease)	(3,627,110)	(36,679,708)	4,018,002	42,658,785

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
4/30/2017	$10.70	0.25	(0.37)	(0.12)	(0.25)
4/30/2016	$10.58	0.27	0.12	0.39	(0.27)
4/30/2015	$10.61	0.28	(0.03)	0.25	(0.28)
4/30/2014	$10.94	0.30	(0.33)	(0.03)	(0.30)
4/30/2013	$10.84	0.28	0.10	0.38	(0.28)
Class B
4/30/2017	$10.70	0.17	(0.36)	(0.19)	(0.17)
4/30/2016	$10.58	0.19	0.12	0.31	(0.19)
4/30/2015	$10.61	0.20	(0.03)	0.17	(0.20)
4/30/2014	$10.94	0.22	(0.33)	(0.11)	(0.22)
4/30/2013	$10.84	0.20	0.10	0.30	(0.20)
Class C
4/30/2017	$10.70	0.17	(0.37)	(0.20)	(0.17)
4/30/2016	$10.58	0.19	0.12	0.31	(0.19)
4/30/2015	$10.61	0.20	(0.03)	0.17	(0.20)
4/30/2014	$10.94	0.22	(0.33)	(0.11)	(0.22)
4/30/2013	$10.83	0.20	0.11	0.31	(0.20)
Class R4
4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)
4/30/2016	$10.57	0.30	0.12	0.42	(0.30)
4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)
4/30/2014	$10.93	0.33	(0.33)	0.00 (c)	(0.33)
4/30/2013 (d)	$10.85	0.04	0.08	0.12	(0.04)
Class Y
4/30/2017 (f)	$10.28	0.05	0.07 (g)	0.12	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.25)	$10.33	(1.11%)	0.96%	0.81%	2.39%	12%	$18,246
(0.27)	$10.70	3.77%	0.97%	0.81%	2.57%	11%	$27,616
(0.28)	$10.58	2.41%	0.98%	0.81%	2.67%	6%	$24,948
(0.30)	$10.61	(0.22%)	0.99%	0.81%	2.84%	3%	$27,797
(0.28)	$10.94	3.57%	0.97%	0.80%	2.59%	10%	$34,852

(0.17)	$10.34	(1.77%)	1.71%	1.56%	1.64%	12%	$10
(0.19)	$10.70	3.00%	1.73%	1.56%	1.82%	11%	$105
(0.20)	$10.58	1.65%	1.73%	1.56%	1.92%	6%	$94
(0.22)	$10.61	(0.96%)	1.74%	1.56%	2.09%	3%	$102
(0.20)	$10.94	2.80%	1.72%	1.55%	1.85%	10%	$139

(0.17)	$10.33	(1.85%)	1.71%	1.56%	1.65%	12%	$6,682
(0.19)	$10.70	3.00%	1.73%	1.56%	1.82%	11%	$8,023
(0.20)	$10.58	1.65%	1.73%	1.56%	1.92%	6%	$7,227
(0.22)	$10.61	(0.96%)	1.74%	1.56%	2.09%	3%	$7,015
(0.20)	$10.94	2.89%	1.72%	1.55%	1.84%	10%	$8,683

(0.28)	$10.32	(0.86%)	0.71%	0.56%	2.64%	12%	$2,236
(0.30)	$10.69	4.03%	0.72%	0.56%	2.83%	11%	$3,458
(0.31)	$10.57	2.67%	0.74%	0.56%	2.92%	6%	$3,675
(0.33)	$10.60	0.03%	0.76%	0.56%	3.17%	3%	$1,737
(0.04)	$10.93	1.07%	0.60% (e)	0.52% (e)	2.98% (e)	10%	$3

(0.05)	$10.35	1.15%	0.55% (e)	0.42% (e)	2.87% (e)	12%	$10
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)
4/30/2016	$10.57	0.30	0.12	0.42	(0.30)
4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)
4/30/2014	$10.93	0.32	(0.32)	0.00 (c)	(0.33)
4/30/2013	$10.83	0.31	0.10	0.41	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.28)	$10.32	(0.86%)	0.71%	0.56%	2.65%	12%	$158,327
(0.30)	$10.69	4.03%	0.73%	0.56%	2.82%	11%	$191,661
(0.31)	$10.57	2.67%	0.73%	0.56%	2.92%	6%	$149,878
(0.33)	$10.60	0.03%	0.74%	0.56%	3.09%	3%	$125,420
(0.31)	$10.93	3.83%	0.72%	0.55%	2.84%	10%	$165,833
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
24	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
26	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.18
Class C	0.18
Class R4	0.18
Class Y	0.025 (a)
Class Z	0.18

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	12,458
Class C	611
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.810%
Class B	1.560
Class C	1.560
Class R4	0.560
Class Y	0.420*
Class Z	0.560
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	2,649,648	(2,649,648)
28	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
7,936	5,713,277	—	5,721,213	11,875	5,359,095	—	5,370,970
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,196,441	—	(841,380)	5,627,158
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
174,477,332	6,734,584	(1,107,426)	5,627,158
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	841,380	—	841,380	—	2,649,648	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $25,956,238 and $53,585,543, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
April 30, 2017
matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, two unaffiliated shareholders of record owned 82.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
30	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
32	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
99.86%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2017	39

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN206_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and South Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since September 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/05/92	-0.98	1.98	3.25
	Including sales charges		-3.98	1.36	2.93
Class B	Excluding sales charges	06/08/93	-1.81	1.20	2.47
	Including sales charges		-4.70	1.20	2.47
Class C	Excluding sales charges	06/17/92	-1.81	1.20	2.47
	Including sales charges		-2.77	1.20	2.47
Class R4 *		03/19/13	-0.74	2.21	3.49
Class Y *		03/01/17	-0.82	2.22	3.50
Class Z		01/06/92	-0.83	2.21	3.50
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	4.9
AA rating	27.8
A rating	61.8
BBB rating	1.5
BB rating	0.9
Not rated	3.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.98% excluding sales charges. Class Z shares of the Fund returned -0.83% for the same time period. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15% for the same 12 months. The Fund’s exposure to the Virgin Islands and the longer end of the yield curve detracted from performance, while its positions in shorter term issues were positive.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. elections.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve (the Fed) at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the benchmark produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red with issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
Healthy expansion for the South Carolina economy
South Carolina continued to experience robust economic growth, providing a firm fundamental underpinning for municipal issuers. Employment growth has been above the national average, leading to rising income and improving housing prices. The auto manufacturing, tourism and health care industries represented important drivers of growth, augmenting the benefits of healthy population growth and the state’s growth-oriented, pro-business political climate.
Nevertheless, South Carolina’s municipal bond market underperformed the broader national index.
Contributors and detractors
The Fund’s exposure to Virgin Islands bonds was the primary factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they were exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in South Carolina.
The Fund’s position in the electric utility operator South Carolina Public Service also detracted from performance. The company, which is involved in building two new nuclear plants, lagged following an announcement from Westinghouse — the primary contractor — that it was filing for bankruptcy protection due to cost overruns for the project. We continue to hold the position, but we are closely monitoring the bankruptcy proceedings and the construction of the plants.
The Fund’s positions in longer maturity bonds detracted from performance at a time of rising rates. However, we also held an overweight in shorter maturity bonds (including pre-refunded securities), which added to results as short-term issues outperformed in the weak market. The Fund further benefited from an overweight in the hospital sector, which outpaced the broader index. Water and sewer issues also aided performance, as did small positions in zero-coupon and non-rated issues.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
This mixed picture prompted us to remain cautious with regard to issuers that have had persistent pension funding issues, as the rating agencies appear to have lost their patience with those that showed no sign of making progress in resolving their underfunded pensions. In addition, we continued to favor areas that have dedicated revenue streams. With regard to duration (interest-rate sensitivity), we moved from a level below that of the benchmark early in the period to a more neutral stance in the second half of the period once yields rose. We remained tax-aware, seeking to manage the gains and losses within the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	991.30	1,020.55	3.96	4.01	0.81
Class B	1,000.00	1,000.00	986.70	1,016.87	7.60	7.71	1.56
Class C	1,000.00	1,000.00	986.70	1,016.87	7.60	7.71	1.56
Class R4	1,000.00	1,000.00	992.50	1,021.77	2.74	2.78	0.56
Class Y	1,000.00	1,000.00	1,010.90 (a)	1,022.41	0.68 (a)	2.13	0.43 (a)
Class Z	1,000.00	1,000.00	992.50	1,021.77	2.74	2.78	0.56
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 95.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.0%
County of Horry Airport
Revenue Bonds
Series 2010A
07/01/20	5.000%	1,150,000	1,260,055
Charter Schools 1.3%
South Carolina Jobs-Economic Development Authority(a)
Revenue Bonds
Series 2015A
08/15/35	5.125%	1,000,000	995,220
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project Series 2014A
11/01/33	7.000%	500,000	547,875
Total			1,543,095
Higher Education 5.9%
Clemson University
Revenue Bonds
Athletic Facility Series 2014A
05/01/28	5.000%	1,170,000	1,381,723
Coastal Carolina University
Revenue Bonds
Series 2015
06/01/24	5.000%	1,500,000	1,779,945
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Furman University Series 2015
10/01/32	5.000%	1,895,000	2,179,838
University of South Carolina
Revenue Bonds
Moore School of Business Project Series 2012
05/01/26	5.000%	1,500,000	1,709,895
Total			7,051,401
Hospital 15.5%
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project Series 2014
11/01/31	5.000%	1,500,000	1,707,915
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare Series 2012B
10/01/27	5.000%	1,750,000	1,957,322
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Self Regional Healthcare Series 2012B
10/01/31	5.000%	2,000,000	2,207,840
Greenville Health System
Refunding Revenue Bonds
Series 2008A
05/01/21	5.250%	2,750,000	2,863,080
Lexington County Health Services District, Inc.
Refunding Revenue Bonds
Series 2007
11/01/18	5.000%	1,000,000	1,020,340
Revenue Bonds
Lexington Medical Center Series 2016
11/01/34	5.000%	1,500,000	1,683,645
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Palmetto Health Series 2005A (AGM)
08/01/21	5.250%	3,000,000	3,134,460
Revenue Bonds
Bon Secours Health System, Inc. Series 2013
11/01/20	5.000%	2,000,000	2,241,980
Bon Secours Health System, Inc. Series 2013
11/01/24	5.000%	450,000	520,880
Spartanburg Regional Health Services District
Revenue Bonds
Series 2008A
04/15/19	5.000%	1,225,000	1,269,725
Total			18,607,187
Joint Power Authority 5.5%
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2014B
12/01/32	5.000%	1,250,000	1,349,700
Series 2016A
12/01/28	5.000%	2,000,000	2,252,560
Series 2016B
12/01/35	5.000%	1,500,000	1,630,920
Unrefunded Revenue Bonds
Series 2009A
01/01/28	5.000%	1,360,000	1,425,688
Total			6,658,868

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Appropriation 25.5%
Berkeley County School District
Refunding Revenue Bonds
Securing Assets for Education Series 2015A
12/01/27	5.000%	1,500,000	1,772,940
Charleston Educational Excellence Finance Corp.
Refunding Revenue Bonds
Charleston County School Series 2013
12/01/25	5.000%	2,000,000	2,361,540
Charleston Public Facilities Corp.
Revenue Bonds
Series 2015A
09/01/29	5.000%	1,000,000	1,177,530
City of Florence Accommodations Fee
Revenue Bonds
Series 2015
05/01/30	4.000%	1,000,000	1,065,830
Series 2015
05/01/35	5.000%	1,000,000	1,110,610
City of North Charleston
Revenue Bonds
Series 2012
06/01/29	5.000%	2,280,000	2,548,675
County of Florence
Revenue Bonds
Series 2015
10/01/28	5.000%	1,000,000	1,140,830
Dorchester County School District No. 2
Refunding Revenue Bonds
Growth Installment Purchase Series 2013
12/01/27	5.000%	1,000,000	1,147,440
Fort Mill School Facilities Corp.
Refunding Revenue Bonds
Fort Mills School District #4 Series 2015
12/01/28	5.000%	1,000,000	1,153,910
Greenwood Fifty Schools Facilities, Inc.
Refunding Revenue Bonds
Greenwood School District #50 Series 2016 (BAM)
12/01/27	5.000%	1,750,000	2,059,260
Kershaw County School District
Refunding Revenue Bonds
Series 2015
12/01/25	5.000%	1,000,000	1,173,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lexington One School Facilities Corp.
Refunding Revenue Bonds
Lexington County School District Series 2015
12/01/26	5.000%	835,000	985,943
Lexington School District No. 2 Educational Facilities Corp.
Refunding Revenue Bonds
Series 2015B
12/01/26	5.000%	1,815,000	2,108,576
Newberry Investing in Children’s Education
Refunding Revenue Bonds
Newberry County School District Series 2014
12/01/29	5.000%	1,500,000	1,720,455
SCAGO Educational Facilities Corp. for Calhoun School District
Refunding Revenue Bonds
Series 2015 (BAM)
12/01/26	5.000%	520,000	612,310
SCAGO Educational Facilities Corp. for Cherokee School District No. 1
Refunding Revenue Bonds
Series 2015
12/01/28	5.000%	1,830,000	2,100,255
SCAGO Educational Facilities Corp. for Colleton School District
Refunding Revenue Bonds
Series 2015
12/01/27	5.000%	1,295,000	1,487,333
SCAGO Educational Facilities Corp. for Pickens School District
Refunding Revenue Bonds
Series 2015
12/01/29	5.000%	1,500,000	1,714,740
Series 2015
12/01/30	5.000%	1,275,000	1,451,231
Sumter Two School Facilities, Inc.
Refunding Revenue Bonds
Sumter County School District No. 2 Series 2016 (BAM)
12/01/27	5.000%	1,500,000	1,731,405
Total			30,624,213
Local General Obligation 2.1%
Beaufort County School District
Unlimited General Obligation Bonds
Series 2014B
03/01/23	5.000%	1,190,000	1,408,853
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Series 2015
04/01/34	5.000%	940,000	1,055,488
Total			2,464,341

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 2.7%
City of Rock Hill Combined Utility System
Refunding Revenue Bonds
Series 2012A (AGM)
01/01/23	5.000%	1,560,000	1,775,311
Easley Combined Utility System
Refunding Revenue Bonds
Series 2011 (AGM)
12/01/28	5.000%	1,000,000	1,056,590
Guam Power Authority(b)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/24	5.000%	315,000	356,807
Total			3,188,708
Ports 0.9%
South Carolina Ports Authority
Revenue Bonds
Series 2010
07/01/23	5.250%	1,000,000	1,115,170
Refunded / Escrowed 5.9%
City of Columbia Waterworks & Sewer System
Prerefunded 02/01/21 Revenue Bonds
Series 2011A
02/01/27	5.000%	1,000,000	1,135,980
County of Charleston
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Improvement Series 2009A
08/01/23	5.000%	2,000,000	2,174,320
South Carolina Jobs-Economic Development Authority
Prerefunded 09/15/18 Revenue Bonds
Kershaw County Medical Center Project Series 2008
09/15/25	5.500%	1,925,000	2,045,120
South Carolina Public Service Authority
Prerefunded 01/01/19 Revenue Bonds
Series 2009A
01/01/28	5.000%	640,000	682,406
University of South Carolina
Prerefunded 06/01/18 Revenue Bonds
Series 2008A (AGM)
06/01/21	5.000%	1,060,000	1,107,276
Total			7,145,102
Resource Recovery 2.5%
Three Rivers Solid Waste Authority(c)
Revenue Bonds
Capital Appreciation-Landfill Gas Project Series 2007
10/01/24	0.000%	1,835,000	1,510,572
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Appreciation-Landfill Gas Project Series 2007
10/01/25	0.000%	1,835,000	1,445,154
Total			2,955,726
Retirement Communities 2.0%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
1st Mortgage-Lutheran Homes Series 2007
05/01/21	5.375%	1,360,000	1,360,517
South Carolina Jobs-Economic Development Authority(a)
Refunding Revenue Bonds
Wesley Commons Series 2016
10/01/26	5.000%	1,000,000	1,038,500
Total			2,399,017
Single Family 0.2%
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2010-1 (GNMA)
01/01/28	5.000%	240,000	252,754
Special Non Property Tax 6.3%
City of Columbia
Revenue Bonds
Series 2014
02/01/33	5.000%	1,195,000	1,351,880
City of Greenville Hospitality Tax
Improvement Refunding Revenue Bonds
Series 2011 (AGM)
04/01/21	5.000%	1,290,000	1,448,102
City of Myrtle Beach
Revenue Bonds
Hospitality Fee Series 2014B
06/01/30	5.000%	560,000	629,216
City of Rock Hill
Revenue Bonds
Hospitality Fee Pledge Series 2013
04/01/23	5.000%	695,000	803,802
Greenville County Public Facilities Corp.
Refunding Certificate of Participation
Series 2014
04/01/26	5.000%	890,000	1,037,286
Spartanburg County Tourist Public Facilities Corp.
Refunding Certificate of Participation
Public Facilities Corp. Series 2016 (BAM)
04/01/28	4.000%	580,000	634,381

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam(b)
Revenue Bonds
Series 2011A
01/01/31	5.000%	400,000	417,572
Town of Hilton Head Island
Revenue Bonds
Series 2011A
06/01/23	5.000%	555,000	631,129
Series 2011A
06/01/24	5.000%	580,000	657,094
Total			7,610,462
Special Property Tax 1.0%
City of Myrtle Beach
Refunding Tax Allocation Bonds
Myrtle Beach Air Force Base Series 2016
10/01/30	5.000%	1,000,000	1,145,870
State General Obligation 1.0%
State of South Carolina
Unlimited General Obligation Bonds
Series 2014B
04/01/25	5.000%	1,000,000	1,204,230
Student Loan 1.2%
South Carolina State Education Assistance Authority
Revenue Bonds
Student Loan Series 2009I
10/01/24	5.000%	1,415,000	1,487,802
Transportation 6.6%
South Carolina Transportation Infrastructure Bank
Refunding Revenue Bonds
Infrastructure Bank Series 2015A
10/01/24	5.000%	2,000,000	2,397,160
Series 2005A (AMBAC)
10/01/20	5.250%	4,880,000	5,514,839
Total			7,911,999
Water & Sewer 8.7%
Anderson Regional Joint Water System
Refunding Revenue Bonds
Series 2012
07/15/28	5.000%	2,000,000	2,249,980
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/24	5.000%	1,000,000	1,200,840
City of Sumter Waterworks & Sewer System
Refunding Revenue Bonds
Series 2015
12/01/27	4.000%	400,000	441,780
County of Berkeley Water & Sewer
Refunding Revenue Bonds
Series 2008A (AGM)
06/01/21	5.000%	1,000,000	1,042,660
Georgetown County Water & Sewer District
Refunding Revenue Bonds
Series 2015
06/01/27	4.000%	450,000	491,125
Renewable Water Resources
Refunding Revenue Bonds
Series 2005B (AGM)
03/01/19	5.250%	1,000,000	1,075,320
Series 2010A
01/01/20	5.000%	1,500,000	1,651,680
Series 2012
01/01/24	5.000%	1,000,000	1,155,960
Spartanburg Sanitation Sewer District
Refunding Revenue Bonds
Series 2014B
03/01/34	5.000%	1,000,000	1,126,140
Total			10,435,485
Total Municipal Bonds (Cost $111,420,752)			115,061,485

Money Market Funds 1.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.660%(d)	1,701,061	1,701,061
Total Money Market Funds (Cost $1,701,061)		1,701,061
Total Investments (Cost: $113,121,813)		116,762,546
Other Assets & Liabilities, Net		3,388,518
Net Assets		120,151,064

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $2,033,720 which represents 1.69% of net assets.
(b)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $774,379 which represents 0.64% of net assets.
(c)	Zero coupon bond.
(d)	The rate shown is the seven-day current annualized yield at April 30, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
GNMA	Government National Mortgage Association
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	115,061,485	—	115,061,485
Money Market Funds	1,701,061	—	—	1,701,061
Total Investments	1,701,061	115,061,485	—	116,762,546
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	13

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$113,121,813
Total investments, at cost	113,121,813
Investments, at value
Unaffiliated issuers, at value	116,762,546
Total investments, at value	116,762,546
Cash	1,625,516
Receivable for:
Investments sold	300,167
Capital shares sold	613,901
Interest	1,513,340
Expense reimbursement due from Investment Manager	346
Prepaid expenses	678
Other assets	761
Total assets	120,817,255
Liabilities
Payable for:
Capital shares purchased	252,746
Distributions to shareholders	252,355
Management services fees	1,545
Distribution and/or service fees	525
Transfer agent fees	14,912
Compensation of board members	106,693
Other expenses	37,415
Total liabilities	666,191
Net assets applicable to outstanding capital stock	$120,151,064
Represented by
Paid in capital	116,390,249
Undistributed net investment income	478,849
Accumulated net realized loss	(358,767)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,640,733
Total - representing net assets applicable to outstanding capital stock	$120,151,064
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$21,485,773
Shares outstanding	2,115,320
Net asset value per share	$10.16
Maximum offering price per share(a)	$10.47
Class B
Net assets	$9,805
Shares outstanding	965
Net asset value per share	$10.16
Class C
Net assets	$13,698,298
Shares outstanding	1,347,700
Net asset value per share	$10.16
Class R4
Net assets	$1,204,503
Shares outstanding	118,643
Net asset value per share	$10.15
Class Y
Net assets	$10,061
Shares outstanding	987
Net asset value per share	$10.19
Class Z
Net assets	$83,742,624
Shares outstanding	8,241,042
Net asset value per share	$10.16

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,061
Interest	4,507,266
Total income	4,508,327
Expenses:
Management services fees	648,545
Distribution and/or service fees
Class A	58,223
Class B	121
Class C	146,772
Transfer agent fees
Class A	39,736
Class B	20
Class C	25,060
Class R4	1,687
Class Z	169,631
Compensation of board members	26,889
Custodian fees	2,523
Printing and postage fees	22,186
Registration fees	18,778
Audit fees	32,393
Legal fees	8,108
Compensation of chief compliance officer	31
Other	13,662
Total expenses	1,214,365
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(234,631)
Expense reduction	(20)
Total net expenses	979,714
Net investment income	3,528,613
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(292,352)
Net realized loss	(292,352)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,107,583)
Net change in unrealized appreciation (depreciation)	(5,107,583)
Net realized and unrealized loss	(5,399,935)
Net decrease in net assets resulting from operations	$(1,871,322)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$3,528,613	$3,749,774
Net realized gain (loss)	(292,352)	170,726
Net change in unrealized appreciation (depreciation)	(5,107,583)	2,064,400
Net increase (decrease) in net assets resulting from operations	(1,871,322)	5,984,900
Distributions to shareholders
Net investment income
Class A	(626,804)	(630,209)
Class B	(229)	(569)
Class C	(284,374)	(330,101)
Class R4	(29,497)	(22,150)
Class Y	(50)	—
Class Z	(2,893,513)	(3,077,712)
Net realized gains
Class A	(21,761)	(61,950)
Class B	(10)	(88)
Class C	(14,040)	(45,331)
Class R4	(858)	(2,241)
Class Z	(98,365)	(299,932)
Total distributions to shareholders	(3,969,501)	(4,470,283)
Increase (decrease) in net assets from capital stock activity	(17,015,022)	6,420,711
Total increase (decrease) in net assets	(22,855,845)	7,935,328
Net assets at beginning of year	143,006,909	135,071,581
Net assets at end of year	$120,151,064	$143,006,909
Undistributed net investment income	$478,849	$785,348

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	739,754	7,679,830	357,593	3,737,566
Distributions reinvested	51,043	525,331	50,887	531,090
Redemptions	(758,007)	(7,736,451)	(623,214)	(6,479,638)
Net increase (decrease)	32,790	468,710	(214,734)	(2,210,982)
Class B
Subscriptions	—	—	964	10,000
Distributions reinvested	2	25	38	394
Redemptions (b)	(1,554)	(16,499)	(353)	(3,708)
Net increase (decrease)	(1,552)	(16,474)	649	6,686
Class C
Subscriptions	154,232	1,608,614	169,657	1,773,712
Distributions reinvested	21,705	223,288	26,528	277,060
Redemptions	(253,768)	(2,603,985)	(271,758)	(2,839,168)
Net decrease	(77,831)	(772,083)	(75,573)	(788,396)
Class R4
Subscriptions	74,650	772,282	31,036	324,428
Distributions reinvested	2,924	30,054	2,306	24,045
Redemptions	(30,776)	(310,923)	(28,857)	(300,827)
Net increase	46,798	491,413	4,485	47,646
Class Y
Subscriptions	987	10,000	—	—
Net increase	987	10,000	—	—
Class Z
Subscriptions	2,820,656	28,977,425	2,706,901	28,314,343
Distributions reinvested	46,778	481,388	40,913	427,277
Redemptions	(4,592,797)	(46,655,401)	(1,850,539)	(19,375,863)
Net increase (decrease)	(1,725,363)	(17,196,588)	897,275	9,365,757
Total net increase (decrease)	(1,724,171)	(17,015,022)	612,102	6,420,711

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$10.55	0.25	(0.35)	(0.10)	(0.28)	(0.01)
4/30/2016	$10.44	0.28	0.16	0.44	(0.30)	(0.03)
4/30/2015	$10.49	0.30	0.02 (d)	0.32	(0.30)	(0.07)
4/30/2014	$10.89	0.32	(0.40)	(0.08)	(0.31)	(0.01)
4/30/2013	$10.74	0.30	0.15	0.45	(0.30)	—
Class B
4/30/2017	$10.56	0.17	(0.36)	(0.19)	(0.20)	(0.01)
4/30/2016	$10.45	0.20	0.17	0.37	(0.23)	(0.03)
4/30/2015	$10.50	0.22	0.02 (d)	0.24	(0.22)	(0.07)
4/30/2014	$10.89	0.24	(0.39)	(0.15)	(0.23)	(0.01)
4/30/2013	$10.75	0.22	0.14	0.36	(0.22)	—
Class C
4/30/2017	$10.56	0.18	(0.37)	(0.19)	(0.20)	(0.01)
4/30/2016	$10.44	0.20	0.18	0.38	(0.23)	(0.03)
4/30/2015	$10.50	0.22	0.01 (d)	0.23	(0.22)	(0.07)
4/30/2014	$10.89	0.24	(0.39)	(0.15)	(0.23)	(0.01)
4/30/2013	$10.75	0.22	0.14	0.36	(0.22)	—
Class R4
4/30/2017	$10.54	0.28	(0.36)	(0.08)	(0.30)	(0.01)
4/30/2016	$10.43	0.30	0.17	0.47	(0.33)	(0.03)
4/30/2015	$10.49	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)
4/30/2014	$10.88	0.34	(0.38)	(0.04)	(0.34)	(0.01)
4/30/2013 (f)	$10.80	0.04	0.08	0.12	(0.04)	—
Class Y
4/30/2017 (h)	$10.13	0.05	0.06 (d)	0.11	(0.05)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$10.16	(0.98%)	0.98%	0.81% (c)	2.45%	11%	$21,486
(0.33)	$10.55	4.33%	0.99%	0.81%	2.69%	16%	$21,972
(0.37)	$10.44	3.05%	1.00%	0.81%	2.85%	16%	$23,975
(0.32)	$10.49	(0.66%)	1.01%	0.81%	3.02%	6%	$21,694
(0.30)	$10.89	4.28%	0.97%	0.81% (c)	2.81%	14%	$27,743

(0.21)	$10.16	(1.81%)	1.72%	1.56% (c)	1.67%	11%	$10
(0.26)	$10.56	3.55%	1.74%	1.56%	1.93%	16%	$27
(0.29)	$10.45	2.27%	1.75%	1.56%	2.11%	16%	$20
(0.24)	$10.50	(1.31%)	1.76%	1.56%	2.29%	6%	$24
(0.22)	$10.89	3.41%	1.72%	1.55% (c)	2.07%	14%	$113

(0.21)	$10.16	(1.81%)	1.73%	1.56% (c)	1.70%	11%	$13,698
(0.26)	$10.56	3.65%	1.74%	1.56%	1.94%	16%	$15,051
(0.29)	$10.44	2.18%	1.75%	1.56%	2.10%	16%	$15,677
(0.24)	$10.50	(1.31%)	1.76%	1.56%	2.28%	6%	$13,871
(0.22)	$10.89	3.41%	1.72%	1.55% (c)	2.06%	14%	$15,694

(0.31)	$10.15	(0.74%)	0.73%	0.56% (c)	2.71%	11%	$1,205
(0.36)	$10.54	4.59%	0.74%	0.56%	2.93%	16%	$758
(0.39)	$10.43	3.21%	0.75%	0.56%	3.11%	16%	$703
(0.35)	$10.49	(0.32%)	0.79%	0.56%	3.34%	6%	$604
(0.04)	$10.88	1.09%	0.58% (g)	0.53% (g)	3.12% (g)	14%	$3

(0.05)	$10.19	1.09%	0.57% (g)	0.43% (g)	2.85% (g)	11%	$10
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
4/30/2017	$10.56	0.28	(0.37)	(0.09)	(0.30)	(0.01)
4/30/2016	$10.44	0.31	0.17	0.48	(0.33)	(0.03)
4/30/2015	$10.50	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)
4/30/2014	$10.89	0.34	(0.38)	(0.04)	(0.34)	(0.01)
4/30/2013	$10.75	0.33	0.14	0.47	(0.33)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$10.16	(0.83%)	0.73%	0.56% (c)	2.70%	11%	$83,743
(0.36)	$10.56	4.69%	0.74%	0.56%	2.93%	16%	$105,200
(0.39)	$10.44	3.21%	0.75%	0.56%	3.10%	16%	$94,697
(0.35)	$10.50	(0.32%)	0.76%	0.56%	3.27%	6%	$87,992
(0.33)	$10.89	4.45%	0.72%	0.55% (c)	3.06%	14%	$122,578
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
24	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
26	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.17
Class R4	0.17
Class Y	0.025 (a)
Class Z	0.17

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	47,417
Class C	339
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.810%
Class B	1.560
Class C	1.560
Class R4	0.560
Class Y	0.430*
Class Z	0.560
*Expense cap is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
28	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(645)	645	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
2,665	3,832,447	134,389	3,969,501	10,321	4,050,420	409,542	4,470,283
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	837,188	—	(292,352)	3,574,318
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
113,188,228	4,268,386	(694,068)	3,574,318
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	292,352	—	292,352	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,964,092 and $29,627,880, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
April 30, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 56.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
30	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
32	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
99.93%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2017	39

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN231_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Virginia Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Virginia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since September 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/05/89	-0.51	1.85	3.26
	Including sales charges		-3.53	1.24	2.95
Class B	Excluding sales charges	06/07/93	-1.25	1.07	2.49
	Including sales charges		-4.15	1.07	2.49
Class C	Excluding sales charges	06/17/92	-1.25	1.09	2.50
	Including sales charges		-2.22	1.09	2.50
Class R4 *		03/19/13	-0.26	2.12	3.52
Class Y *		03/01/17	-0.16	2.12	3.53
Class Z		09/20/89	-0.26	2.10	3.52
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Virginia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	18.4
AA rating	51.8
A rating	17.6
BBB rating	7.1
Not rated	5.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.51% excluding sales charges. Class Z shares of the Fund returned -0.26% for the same 12 months. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15% for the same time period. The Fund’s higher quality bias contributed to its underperformance versus the national index, as did its positions in Virgin Islands bonds.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. election.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes, and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the index produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red as issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
Political uncertainty fueled below-average growth for the Virginia economy
Virginia’s economy, though strengthening overall, continued to experience a mixed impact from the possible changes in government policy. On one hand, President Trump’s proposals for increased defense spending may have a positive effect on the state due to the large representation of military bases and other defense-related institutions. At the same time, possible spending cuts outside of the defense sector could muddy the outlook for the many civil servants who call Virginia home. The uncertainty has contributed to a growth rate for the Commonwealth that has come in below the national average in the past year. Virginia’s municipal bond market performed in line with the national index.
Contributors and detractors
The Fund’s exposure to Virgin Islands bonds was the primary factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in Virginia.
The Fund’s overall credit quality was above that of the national index due to the larger representation of higher rated credits in Virginia. Since lower rated investment-grade securities performed better in the rising rate environment, this higher quality bias detracted from results.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
On the plus side, the Fund was helped by having a shorter duration (lower interest-rate sensitivity) than the benchmark at a time of rising yields and falling prices. The Fund was further aided by its overweight in the short end of the yield curve given that this segment outpaced the broader market. A smaller weighting in the 12- to 17-year maturity range was an additional plus given that this portion of the yield curve registered the largest underperformance. Positions in pre-refunded bonds and local general obligation debt further added value, as did a position in the hospital sector.
Fund positioning
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
This mixed picture prompted us to remain cautious with regard to issuers that have had persistent pension funding issues, as the rating agencies appear to have lost their patience with those that showed no sign of making progress in resolving their underfunded pensions. In addition, we continued to favor areas that have dedicated revenue streams. With regard to duration (interest-rate sensitivity), we moved from a level below that of the benchmark early in the period to a more neutral stance in the second half of the period once yields rose. To accomplish this, we decreased exposure in short-term issues and also sold some longer dated securities to register tax losses, and we reinvested in bonds in the 12- to 15-year maturity range. We remained tax-aware, seeking to manage the gains and losses within the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.60	1,020.55	3.96	4.01	0.81
Class B	1,000.00	1,000.00	991.90	1,016.87	7.62	7.71	1.56
Class C	1,000.00	1,000.00	992.80	1,016.87	7.62	7.71	1.56
Class R4	1,000.00	1,000.00	997.80	1,021.77	2.74	2.78	0.56
Class Y	1,000.00	1,000.00	1,011.70 (a)	1,022.46	0.66 (a)	2.08	0.42 (a)
Class Z	1,000.00	1,000.00	996.80	1,021.77	2.74	2.78	0.56
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.0%
Virginia College Building Authority(a)
Revenue Bonds
University of Richmond Project VRDN Series 2009
11/01/36	0.850%	2,000,000	2,000,000
Total Floating Rate Notes (Cost $2,000,000)			2,000,000

Municipal Bonds 97.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 7.3%
Capital Region Airport Commission
Refunding Revenue Bonds
Series 2016A
07/01/34	4.000%	1,125,000	1,186,864
Metropolitan Washington Airports Authority
Refunding Revenue Bonds
Series 2010F-1
10/01/21	5.000%	1,000,000	1,148,130
Revenue Bonds
Series 2009B
10/01/21	5.000%	3,000,000	3,266,730
Series 2009C
10/01/23	5.000%	3,000,000	3,159,570
Series 2010A
10/01/23	5.000%	2,475,000	2,763,981
Series 2010A
10/01/27	5.000%	1,515,000	1,680,104
Norfolk Airport Authority
Refunding Revenue Bonds
Series 2011 (AGM)
07/01/24	5.000%	1,000,000	1,121,060
Total			14,326,439
Higher Education 9.2%
Amherst Industrial Development Authority
Refunding Revenue Bonds
Educational Facilities Sweet Briar Institute Series 2006
09/01/26	5.000%	1,000,000	951,150
Lexington Industrial Development Authority
Revenue Bonds
VMI Development Board, Inc. Project Series 2006A
12/01/20	5.000%	1,400,000	1,582,924
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia College Building Authority
Refunding Revenue Bonds
University of Richmond Project Series 2011A
03/01/22	5.000%	1,245,000	1,413,834
University of Richmond Project Series 2011B
03/01/21	5.000%	2,250,000	2,560,073
Revenue Bonds
Liberty University Projects Series 2010
03/01/19	5.000%	1,000,000	1,072,870
Liberty University Projects Series 2010
03/01/22	5.000%	1,455,000	1,599,409
Liberty University Projects Series 2010
03/01/23	5.000%	2,000,000	2,196,160
Washington & Lee University Project Series 1998 (NPFGC)
01/01/26	5.250%	3,115,000	3,735,352
Virginia Polytechnic Institute & State University
Revenue Bonds
General Dorm and Dining Hall Series 2015A
06/01/27	4.000%	2,650,000	2,947,065
Total			18,058,837
Hospital 11.5%
Augusta County Economic Development Authority
Refunding Revenue Bonds
Augusta Health Care, Inc. Series 2003
09/01/19	5.250%	905,000	986,432
Fairfax County Industrial Development Authority
Refunding Revenue Bonds
Inova Health System Project Series 1993
08/15/19	5.250%	765,000	803,724
Inova Health System Project Series 1993I (NPFGC)
08/15/19	5.250%	775,000	806,891
Revenue Bonds
Inova Health System Series 2009C
05/15/25	5.000%	1,000,000	1,075,490
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
MediCorp Health Systems Obligation Series 2007
06/15/18	5.250%	1,000,000	1,034,930

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MediCorp Health Systems Obligation Series 2007
06/15/20	5.250%	4,000,000	4,342,480
Norfolk Economic Development Authority
Refunding Revenue Bonds
Sentara Healthcare Series 2012B
11/01/27	5.000%	1,735,000	1,961,817
Roanoke Economic Development Authority
Refunding Revenue Bonds
Carilion Clinic Obligation Group Series 2010
07/01/25	5.000%	3,500,000	3,842,930
Revenue Bonds
Carilion Clinic Obligation Group Series 2012
07/01/22	5.000%	2,000,000	2,321,320
Carilion Clinic Obligation Group Series 2012
07/01/23	5.000%	1,000,000	1,144,930
Stafford County Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Series 2016
06/15/30	5.000%	1,300,000	1,469,767
Mary Washington Healthcare Series 2016
06/15/33	5.000%	200,000	221,944
Mary Washington Healthcare Series 2016
06/15/35	5.000%	1,000,000	1,100,720
Winchester Economic Development Authority
Refunding Revenue Bonds
Valley Health System Obligation Group Series 2015
01/01/32	5.000%	1,250,000	1,428,362
Total			22,541,737
Investor Owned 1.1%
Chesterfield County Economic Development Authority
Refunding Revenue Bonds
Virginia Electric & Power Co. Series 2009A
05/01/23	5.000%	2,000,000	2,152,440
Local Appropriation 5.5%
Appomattox County Economic Development Authority
Unrefunded Revenue Bonds
Series 2010
05/01/22	5.000%	175,000	191,349
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fairfax County Economic Development Authority
Revenue Bonds
Metrorail Parking Systems Series 2017
04/01/33	5.000%	745,000	877,670
Six Public Facilities Projects Series 2010
04/01/24	4.000%	1,340,000	1,396,039
Henrico County Economic Development Authority
Refunding Revenue Bonds
Series 2009B
08/01/21	4.500%	1,770,000	1,903,210
Loudoun County Economic Development Authority
Revenue Bonds
Loudoun County Roads & Public Facilities Project Series 2015
12/01/25	5.000%	3,000,000	3,669,570
Series 2015
12/01/28	5.000%	1,035,000	1,220,389
Virginia Beach Development Authority
Revenue Bonds
Series 2010C
08/01/23	5.000%	1,380,000	1,532,062
Total			10,790,289
Local General Obligation 9.8%
City of Lynchburg
Unlimited General Obligation Public Improvement Bonds
Series 2009A
08/01/20	5.000%	525,000	571,200
Series 2009A
08/01/21	5.000%	530,000	575,029
City of Manassas Park
Unlimited General Obligation Refunding Bonds
Series 2008 (AGM)
01/01/22	5.000%	310,000	318,147
City of Newport News
Unlimited General Obligation Refunding & Improvement Bonds
Water Series 2007B
07/01/20	5.250%	2,000,000	2,256,240
Unlimited General Obligation Refunding Bonds
Series 2016A
08/01/31	5.000%	1,000,000	1,187,260
City of Portsmouth
Unlimited General Obligation Refunding Bonds
Public Utilities Series 2012A
07/15/21	5.000%	3,000,000	3,450,090

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Richmond
Unlimited General Obligation Bonds
Public Improvement Series 2015B
03/01/28	4.000%	2,000,000	2,198,680
Unlimited General Obligation Public Improvement Bonds
Series 2010D
07/15/22	5.000%	575,000	641,849
Series 2010D
07/15/24	5.000%	1,000,000	1,114,580
City of Suffolk
Unlimited General Obligation Refunding Bonds
Series 2014
02/01/29	4.000%	2,000,000	2,185,940
County of Smyth
Unlimited General Obligation Bonds
Public Improvement Series 2011A
11/01/31	5.000%	4,000,000	4,628,800
Total			19,127,815
Other Bond Issue 4.6%
Montgomery County Economic Development Authority(b)
Refunding Revenue Bonds
Virginia Tech Foundation Series 2017A
06/01/29	5.000%	200,000	242,978
Rappahannock Regional Jail Authority
Refunding Revenue Bonds
Series 2015
10/01/30	5.000%	1,725,000	2,018,612
Riverside Regional Jail Authority
Refunding Revenue Bonds
Series 2015
07/01/28	5.000%	2,685,000	3,158,903
Western Regional Jail Authority
Refunding Revenue Bonds
Series 2015
12/01/27	5.000%	1,500,000	1,786,575
Series 2016
12/01/33	5.000%	1,500,000	1,744,335
Total			8,951,403
Other Industrial Development Bond 0.8%
Peninsula Ports Authority
Refunding Revenue Bonds
Dominion Term Association Project Series 2016D
10/01/33	1.550%	1,500,000	1,492,860
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 12.1%
Virginia College Building Authority
Refunding Revenue Bonds
Series 2016A
09/01/33	3.000%	500,000	481,770
Virginia Public School Authority
Refunding Revenue Bonds
School Financing Series 2009C
08/01/25	4.000%	2,560,000	2,715,878
Virginia Resources Authority
Refunding Revenue Bonds
Revolving Fund Series 2011A
08/01/24	5.000%	1,395,000	1,575,625
Series 2015
10/01/27	5.000%	1,500,000	1,824,900
State Revolving Fund Subordinated Series 2005
10/01/19	5.500%	4,000,000	4,425,040
State Revolving Fund Subordinated Series 2005
10/01/20	5.500%	3,500,000	4,004,105
State Revolving Fund Subordinated Series 2005
10/01/21	5.500%	6,475,000	7,626,838
Revenue Bonds
Virginia Pooled Financing Program Series 2016S
11/01/33	4.000%	1,000,000	1,074,480
Total			23,728,636
Refunded / Escrowed 15.3%
Appomattox County Economic Development Authority
Prerefunded 05/01/20 Revenue Bonds
Series 2010
05/01/22	5.000%	1,315,000	1,463,043
Chesapeake Bay Bridge & Tunnel District
Refunding Revenue Bonds
General Resolution Series 1998 Escrowed to Maturity (NPFGC)
07/01/25	5.500%	4,000,000	4,883,360
City of Manassas Park
Prerefunded 01/01/18 Revenue Bonds
Series 2008 (AGM)
01/01/22	5.000%	895,000	919,935
City of Newport News
Prerefunded 07/01/20 Unlimited General Obligation Improvement Bonds
Series 2011A
07/01/23	5.000%	1,380,000	1,542,867

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Fairfax
Prerefunded 04/01/21 Unlimited General Obligation Refunding Bonds
Public Improvement Series 2011A
04/01/24	4.000%	2,000,000	2,198,320
County of Henrico
Prerefunded 12/01/18 Unlimited General Obligation
Public Improvement Bonds Series 2008A
12/01/21	5.000%	1,000,000	1,063,900
County of Pittsylvania
Prerefunded 02/01/19 Unlimited General Obligation Bonds
Series 2008B
02/01/23	5.500%	1,030,000	1,110,721
County of Spotsylvania Water & Sewer
Prerefunded 06/01/17 Revenue Bonds
Series 2007 (AGM)
06/01/19	5.000%	1,030,000	1,033,996
Fairfax County Economic Development Authority
Prerefunded 04/01/20 Special Tax Bonds
Silver Line Phase I Project Series 2011
04/01/26	5.000%	4,185,000	4,642,630
Hampton Roads Sanitation District
Prerefunded 04/01/18 Revenue Bonds
Series 2008
04/01/22	5.000%	1,000,000	1,038,100
Prerefunded 11/01/19 Revenue Bonds
Series 2011
11/01/24	5.000%	1,750,000	1,918,070
Series 2011
11/01/25	5.000%	1,380,000	1,512,535
Montgomery County Industrial Development Authority
Prerefunded 02/01/18 Revenue Bonds
Public Projects Series 2008
02/01/29	5.000%	1,000,000	1,031,100
Richmond Metropolitan Transportation Authority (The) Expressway System
Refunding Revenue Bonds
Series 1998 Escrowed to Maturity (NPFGC)
07/15/17	5.250%	145,000	146,367
Virginia Resources Authority
Prerefunded 10/01/18 Revenue Bonds
State Revolving Fund Subordinated Series 2008
10/01/29	5.000%	5,000,000	5,288,450
Revenue Bonds
Series 2009B Escrowed to Maturity
11/01/18	4.000%	130,000	135,823
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Moral Series 2009B Escrowed to Maturity
11/01/18	4.000%	35,000	36,568
Total			29,965,785
Retirement Communities 2.3%
Albermarle County Economic Development Authority
Revenue Bonds
Westminster-Canterbury of the Blue Ridge Series 2012
01/01/32	4.625%	2,000,000	2,006,820
Hanover County Economic Development Authority
Revenue Bonds
Covenant Woods Series 2012A
07/01/22	4.000%	1,150,000	1,181,073
Henrico County Economic Development Authority
Refunding Revenue Bonds
Westminster-Canterbury Corp. Series 2015
10/01/35	4.000%	1,320,000	1,328,369
Total			4,516,262
Sales Tax 1.2%
Northern Virginia Transportation Authority
Revenue Bonds
Series 2014
06/01/32	5.000%	2,000,000	2,324,460
Special Non Property Tax 2.2%
Greater Richmond Convention Center Authority
Refunding Revenue Bonds
Series 2015
06/15/29	5.000%	1,350,000	1,559,088
Series 2015
06/15/30	5.000%	1,540,000	1,765,595
Territory of Guam(c)
Revenue Bonds
Series 2011A
01/01/31	5.000%	850,000	887,340
Total			4,212,023
Special Property Tax 3.2%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project Series 2012
03/01/23	4.000%	1,000,000	1,004,110

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fairfax County Economic Development Authority
Refunding Special Tax Bonds
Silver Line Phase I Project Series 2016
04/01/31	4.000%	1,000,000	1,081,030
Silver Line Phase I Project Series 2016
04/01/32	4.000%	1,000,000	1,072,100
Marquis Community Development Authority of York County(d),(e)
Revenue Bonds
Convertible Series 2015
09/01/45	0.000%	644,000	416,932
Marquis Community Development Authority of York County
Tax Allocation Bonds
Series 2007B
09/01/41	5.625%	2,084,000	1,609,744
Marquis Community Development Authority of York County(e)
Tax Allocation Bonds
Series 2007C
09/01/41	0.000%	3,164,000	414,579
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/25	5.000%	690,000	707,988
Total			6,306,483
Transportation 2.3%
Virginia Commonwealth Transportation Board
Revenue Bonds
Capital Projects Series 2012
05/15/29	5.000%	3,000,000	3,455,160
Series 2016
05/15/30	4.000%	1,000,000	1,090,300
Total			4,545,460
Turnpike / Bridge / Toll Road 3.3%
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System Senior Series 2012A
07/15/23	5.000%	1,025,000	1,154,078
Transportation System Senior Series 2012A
07/15/27	5.000%	1,000,000	1,093,420
Metropolitan Washington Airports Authority Dulles Toll Road(e)
Revenue Bonds
Capital Appreciation-2nd Senior Lien Series 2009B (AGM)
10/01/23	0.000%	5,000,000	4,164,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Richmond Metropolitan Transportation Authority (The) Expressway System
Refunding Revenue Bonds
Series 1998 (NPFGC)
07/15/17	5.250%	85,000	85,750
Total			6,497,398
Water & Sewer 5.5%
City of Norfolk Water
Refunding Revenue Bonds
Series 2012
11/01/19	5.000%	1,000,000	1,096,560
County of Fairfax Sewer
Refunding Revenue Bonds
Series 2016A
07/15/30	5.000%	1,000,000	1,210,000
Fairfax County Water Authority
Refunding Revenue Bonds
Series 2017
04/01/29	5.000%	2,000,000	2,465,260
Subordinated Refunding Revenue Bonds
Series 2005B
04/01/19	5.250%	1,835,000	1,984,589
Guam Government Waterworks Authority(c)
Revenue Bonds
Series 2016
07/01/36	5.000%	350,000	373,590
Hampton Roads Sanitation District
Refunding Subordinated Revenue Bonds
Series 2016A
08/01/31	5.000%	2,000,000	2,379,940
Upper Occoquan Sewage Authority
Revenue Bonds
Series 1995A (NPFGC)
07/01/20	5.150%	1,060,000	1,130,374
Total			10,640,313
Total Municipal Bonds (Cost $181,858,542)			190,178,640

Total Investments (Cost: $183,858,542)	192,178,640
Other Assets & Liabilities, Net	3,612,639
Net Assets	195,791,279

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents a security purchased on a when-issued basis.
(c)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $1,260,930 which represents 0.64% of net assets.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $416,932 which represents 0.21% of net assets.
(e)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	2,000,000	—	2,000,000
Municipal Bonds	—	190,178,640	—	190,178,640
Total Investments	—	192,178,640	—	192,178,640
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$183,858,542
Total investments, at cost	183,858,542
Investments, at value
Unaffiliated issuers, at value	192,178,640
Total investments, at value	192,178,640
Cash	2,316,267
Receivable for:
Capital shares sold	151,762
Interest	2,059,392
Expense reimbursement due from Investment Manager	319
Prepaid expenses	733
Other assets	764
Total assets	196,707,877
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	245,342
Capital shares purchased	38,526
Distributions to shareholders	453,648
Management services fees	2,521
Distribution and/or service fees	328
Transfer agent fees	23,675
Compensation of board members	115,234
Other expenses	37,324
Total liabilities	916,598
Net assets applicable to outstanding capital stock	$195,791,279
Represented by
Paid in capital	187,299,807
Undistributed net investment income	241,891
Accumulated net realized loss	(70,517)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	8,320,098
Total - representing net assets applicable to outstanding capital stock	$195,791,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$28,168,138
Shares outstanding	2,610,232
Net asset value per share	$10.79
Maximum offering price per share(a)	$11.12
Class B
Net assets	$9,761
Shares outstanding	904
Net asset value per share	$10.79 (b)
Class C
Net assets	$4,938,305
Shares outstanding	457,348
Net asset value per share	$10.80
Class R4
Net assets	$812,291
Shares outstanding	75,310
Net asset value per share	$10.79
Class Y
Net assets	$10,060
Shares outstanding	930
Net asset value per share	$10.82
Class Z
Net assets	$161,852,724
Shares outstanding	14,998,848
Net asset value per share	$10.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Interest	$7,204,314
Total income	7,204,314
Expenses:
Management services fees	1,000,226
Distribution and/or service fees
Class A	97,586
Class B	103
Class C	51,476
Transfer agent fees
Class A	67,493
Class B	17
Class C	8,858
Class R4	1,094
Class Z	289,170
Compensation of board members	29,053
Custodian fees	2,644
Printing and postage fees	21,855
Registration fees	25,632
Audit fees	32,393
Legal fees	8,736
Compensation of chief compliance officer	48
Other	14,919
Total expenses	1,651,303
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(307,843)
Total net expenses	1,343,460
Net investment income	5,860,854
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,421)
Net realized loss	(8,421)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,110,868)
Net change in unrealized appreciation (depreciation)	(7,110,868)
Net realized and unrealized loss	(7,119,289)
Net decrease in net assets resulting from operations	$(1,258,435)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$5,860,854	$6,336,792
Net realized gain (loss)	(8,421)	908,332
Net change in unrealized appreciation (depreciation)	(7,110,868)	1,055,449
Net increase (decrease) in net assets resulting from operations	(1,258,435)	8,300,573
Distributions to shareholders
Net investment income
Class A	(1,058,469)	(1,257,373)
Class B	(201)	(405)
Class C	(101,500)	(99,414)
Class R4	(19,024)	(19,131)
Class Y	(52)	—
Class Z	(4,995,471)	(5,226,767)
Net realized gains
Class A	(127,621)	(138,967)
Class B	(31)	(67)
Class C	(17,010)	(15,239)
Class R4	(2,336)	(2,706)
Class Z	(537,963)	(517,929)
Total distributions to shareholders	(6,859,678)	(7,277,998)
Decrease in net assets from capital stock activity	(17,471,019)	(3,828,669)
Total decrease in net assets	(25,589,132)	(2,806,094)
Net assets at beginning of year	221,380,411	224,186,505
Net assets at end of year	$195,791,279	$221,380,411
Undistributed net investment income	$241,891	$555,754

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	666,139	7,246,638	406,607	4,512,753
Distributions reinvested	68,544	747,740	75,502	837,349
Redemptions	(1,884,374)	(20,270,581)	(974,758)	(10,809,217)
Net decrease	(1,149,691)	(12,276,203)	(492,649)	(5,459,115)
Class B
Subscriptions	1	6	906	10,015
Distributions reinvested	—	—	23	256
Redemptions (b)	(60)	(637)	(1,208)	(13,486)
Net decrease	(59)	(631)	(279)	(3,215)
Class C
Subscriptions	111,239	1,234,219	91,281	1,011,789
Distributions reinvested	8,573	93,363	7,740	85,884
Redemptions	(122,031)	(1,330,962)	(36,407)	(403,976)
Net increase (decrease)	(2,219)	(3,380)	62,614	693,697
Class R4
Subscriptions	96,413	1,047,662	35,660	394,465
Distributions reinvested	1,929	21,033	1,941	21,495
Redemptions	(68,313)	(726,973)	(51,271)	(570,104)
Net increase (decrease)	30,029	341,722	(13,670)	(154,144)
Class Y
Subscriptions	930	10,000	—	—
Net increase	930	10,000	—	—
Class Z
Subscriptions	3,794,757	41,194,146	2,439,307	27,096,314
Distributions reinvested	50,579	550,870	42,112	467,046
Redemptions	(4,379,904)	(47,287,543)	(2,386,494)	(26,469,252)
Net increase (decrease)	(534,568)	(5,542,527)	94,925	1,094,108
Total net decrease	(1,655,578)	(17,471,019)	(349,059)	(3,828,669)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$11.18	0.28	(0.34)	(0.06)	(0.30)	(0.03)
4/30/2016	$11.13	0.30	0.10	0.40	(0.32)	(0.03)
4/30/2015	$11.09	0.31	0.04	0.35	(0.31)	(0.00) (d)
4/30/2014	$11.54	0.32	(0.39)	(0.07)	(0.31)	(0.07)
4/30/2013	$11.47	0.31	0.09	0.40	(0.31)	(0.02)
Class B
4/30/2017	$11.18	0.20	(0.34)	(0.14)	(0.22)	(0.03)
4/30/2016	$11.13	0.22	0.09	0.31	(0.23)	(0.03)
4/30/2015	$11.10	0.23	0.03	0.26	(0.23)	(0.00) (d)
4/30/2014	$11.54	0.23	(0.37)	(0.14)	(0.23)	(0.07)
4/30/2013	$11.48	0.22	0.08	0.30	(0.22)	(0.02)
Class C
4/30/2017	$11.19	0.20	(0.34)	(0.14)	(0.22)	(0.03)
4/30/2016	$11.13	0.22	0.10	0.32	(0.23)	(0.03)
4/30/2015	$11.10	0.23	0.03	0.26	(0.23)	(0.00) (d)
4/30/2014	$11.54	0.23	(0.37)	(0.14)	(0.23)	(0.07)
4/30/2013	$11.48	0.22	0.08	0.30	(0.22)	(0.02)
Class R4
4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)
4/30/2016	$11.12	0.33	0.11	0.44	(0.35)	(0.03)
4/30/2015	$11.08	0.34	0.04	0.38	(0.34)	(0.00) (d)
4/30/2014	$11.52	0.35	(0.38)	(0.03)	(0.34)	(0.07)
4/30/2013 (e)	$11.43	0.04	0.09	0.13	(0.04)	—
Class Y
4/30/2017 (g)	$10.75	0.05	0.08 (h)	0.13	(0.06)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$10.79	(0.51%)	0.95%	0.81%	2.56%	7%	$28,168
(0.35)	$11.18	3.65%	0.96%	0.81% (c)	2.72%	12%	$42,046
(0.31)	$11.13	3.21%	0.97%	0.81% (c)	2.79%	9%	$47,324
(0.38)	$11.09	(0.51%)	0.97%	0.81% (c)	2.86%	2%	$47,113
(0.33)	$11.54	3.49%	0.95%	0.80% (c)	2.68%	11%	$55,003

(0.25)	$10.79	(1.25%)	1.71%	1.56%	1.82%	7%	$10
(0.26)	$11.18	2.87%	1.71%	1.56% (c)	1.95%	12%	$11
(0.23)	$11.13	2.35%	1.72%	1.56% (c)	2.04%	9%	$14
(0.30)	$11.10	(1.16%)	1.71%	1.56% (c)	2.08%	2%	$18
(0.24)	$11.54	2.62%	1.70%	1.55% (c)	1.92%	11%	$47

(0.25)	$10.80	(1.25%)	1.70%	1.56%	1.82%	7%	$4,938
(0.26)	$11.19	2.97%	1.72%	1.56% (c)	1.97%	12%	$5,141
(0.23)	$11.13	2.35%	1.72%	1.56% (c)	2.03%	9%	$4,419
(0.30)	$11.10	(1.16%)	1.72%	1.56% (c)	2.11%	2%	$4,044
(0.24)	$11.54	2.63%	1.70%	1.55% (c)	1.93%	11%	$5,601

(0.36)	$10.79	(0.26%)	0.70%	0.56%	2.81%	7%	$812
(0.38)	$11.18	4.00%	0.72%	0.56% (c)	2.97%	12%	$506
(0.34)	$11.12	3.47%	0.72%	0.56% (c)	3.06%	9%	$656
(0.41)	$11.08	(0.19%)	0.72%	0.56% (c)	3.18%	2%	$77
(0.04)	$11.52	1.12%	0.56% (f)	0.52% (f)	2.98% (f)	11%	$3

(0.06)	$10.82	1.17%	0.55% (f)	0.42% (f)	3.04% (f)	7%	$10
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)
4/30/2016	$11.13	0.33	0.10	0.43	(0.35)	(0.03)
4/30/2015	$11.09	0.34	0.04	0.38	(0.34)	(0.00) (d)
4/30/2014	$11.54	0.34	(0.38)	(0.04)	(0.34)	(0.07)
4/30/2013	$11.47	0.34	0.08	0.42	(0.33)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$10.79	(0.26%)	0.70%	0.56%	2.82%	7%	$161,853
(0.38)	$11.18	3.91%	0.71%	0.56% (c)	2.97%	12%	$173,677
(0.34)	$11.13	3.47%	0.72%	0.56% (c)	3.04%	9%	$171,775
(0.41)	$11.09	(0.26%)	0.72%	0.56% (c)	3.09%	2%	$177,502
(0.35)	$11.54	3.75%	0.70%	0.55% (c)	2.93%	11%	$281,126
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
24	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
26	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.17
Class R4	0.17
Class Y	0.025 (a)
Class Z	0.17

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	5,731
Class C	443
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.810%
Class B	1.560
Class C	1.560
Class R4	0.560
Class Y	0.420*
Class Z	0.560
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for post-October capital losses, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
28	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
40,043	6,134,674	684,961	6,859,678	38,653	6,564,437	674,908	7,277,998
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	810,009	—	—	8,320,098
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
183,858,542	10,008,570	(1,688,472)	8,320,098
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	70,517
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,325,082 and $32,261,503, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
April 30, 2017
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 74.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free Virginia Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
32	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$65,201	99.35%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2017	39

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free Virginia Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN239_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia AMT-Free California Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia AMT-Free California Intermediate Muni Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free California Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free California Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and California individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2011
Paul Fuchs, CFA
Co-manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/09/02	-0.75	2.65	3.87
	Including sales charges		-3.71	2.03	3.55
Class B	Excluding sales charges	08/29/02	-1.49	1.88	3.09
	Including sales charges		-4.40	1.88	3.09
Class C	Excluding sales charges	09/11/02	-1.49	1.88	3.09
	Including sales charges		-2.46	1.88	3.09
Class R4 *		03/19/13	-0.42	2.92	4.13
Class R5 *		11/08/12	-0.42	2.99	4.16
Class Y *		03/01/17	-0.49	2.91	4.12
Class Z		08/19/02	-0.51	2.90	4.12
Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index			-0.14	3.08	4.54
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.15	2.80	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free California Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	0.2
AA rating	45.8
A rating	33.9
BBB rating	15.8
BB rating	1.3
Not rated	3.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
During the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.75% excluding sales charges. Class Z shares of the Fund returned -0.51% for the same 12 months. During the same time period, the Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index (the California benchmark) returned -0.14% and the broader national index, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.15%. The Fund’s investments in the Virgin Islands were the primary detractor from performance, while positions in shorter term issues contributed positively.
Market overview
Municipal bonds experienced negative total returns during the 12 months ended April 30, 2017, but the bulk of the losses occurred in the weeks immediately following the U.S. election.
The market was relatively stable early in the period, as rates fell slightly at the start of the summer of 2016 (as prices rose) and held in a tight range through September 2016. Municipal bonds weakened somewhat in October as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve at its December meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November due to the unexpected result of the U.S. election. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. The resulting selling pressure was exacerbated by heavy mutual fund liquidations, which compelled managers to sell into the falling market. Volatility subsequently abated in the new year, as the combination of lower new-issue supply and positive fund flows helped the national benchmark produce a string of months with positive returns. As a result, the major national indices were able to finish the 12-month period with slight gains. Tax-exempt securities outperformed Treasuries thanks in part to the continued strength in state and local finances.
Short-term issues experienced the best relative performance. While bonds with maturities of five years and below posted small gains, the remainder of the yield curve closed in the red with issues with maturities of 15 years and above registering the weakest returns. Lower quality securities generally outpaced their higher quality peers at the national level due largely to the relative strength of New Jersey and Illinois issues.
California municipal bond markets lagged
California’s economy continued to demonstrate robust growth in the 12 months under review, highlighted by the continued expansion of the information technology sector. The above-average growth of tech stalwarts such as Apple and Google, together with an increased number of start-ups, led to a strong labor market and rising personal income. While the state’s expansion remained constrained by higher business costs and an above-average tax and regulatory burden, the combination of a vibrant tech industry and an educated workforce continued to fuel above-average growth. Nevertheless, California’s municipal bond market modestly underperformed the broader national index due to weakness in general obligation issues, which make up a substantial portion of the benchmark.
Contributors and detractors
The Fund’s exposure to Virgin Islands bonds was the primary factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in California.
The Fund’s exposure to lower rated investment-grade issues also detracted from performance since our exposure to this area had a longer maturity profile than the corresponding index components. On the plus side, the Fund benefited from the relative strength of its shorter maturity holdings. Short-term bonds are less sensitive to changes in interest rates, which was a
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
positive at a time of rising yields. Holdings in bonds with maturities of six years and below significantly outpaced issues with maturities of twelve years and longer, adding further value for the Fund. The Fund also benefited from its overweight in bonds maturing in less than two years given that the California benchmark has no exposure in this area due to its maturity constraints.
Fund positioning
The tone in the municipal market was quite upbeat at the end of the period, highlighted by five consecutive months of positive returns and a favorable combination of strong demand and low new-issue supply. However, we continued to monitor several issues that could affect market performance, including the potential for lower taxes, the possibility of increased new-issue supply stemming from increased infrastructure spending, and likely changes to the Affordable Care Act.
We continued to emphasize the lower rated segments of the investment-grade market, with overweights in bonds rated A and BBB to capture their additional income. With that said, we became more selective in our new purchases given that yield spreads remain near historic lows amid the continued strength in investor demand for higher yielding securities. As a result, we have been finding less value in the lower credit tiers. We remained cautious with regard to issuers that have had persistent pension-funding challenges, as the rating agencies appear to have lost their patience with those that showed no sign of making progress in resolving their underfunded pensions. We continued to favor areas that have dedicated revenue streams. In addition, we kept the Fund’s duration (interest-rate sensitivity) relatively neutral to the California benchmark, which provided the latitude to take advantage of an increase in yields or an uptick in new issuance.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.00	1,020.89	3.61	3.67	0.74
Class B	1,000.00	1,000.00	986.30	1,017.21	7.26	7.37	1.49
Class C	1,000.00	1,000.00	987.20	1,017.21	7.26	7.37	1.49
Class R4	1,000.00	1,000.00	992.10	1,022.12	2.39	2.43	0.49
Class R5	1,000.00	1,000.00	991.50	1,022.51	2.00	2.03	0.41
Class Y	1,000.00	1,000.00	1,012.70 (a)	1,022.76	0.57 (a)	1.79	0.36 (a)
Class Z	1,000.00	1,000.00	992.10	1,022.12	2.39	2.43	0.49
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 5.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 5.3%
California Infrastructure & Economic Development Bank(a),(b)
Refunding Revenue Bonds
Los Angeles Museum VRDN Series 2008 (Wells Fargo Bank)
09/01/37	0.600%	5,150,000	5,150,000
Los Angeles Museum VRDN Series 2008A (Wells Fargo Bank)
09/01/37	0.600%	4,445,000	4,445,000
Calleguas-Las Virgenes Public Financing Authority(a),(b)
Refunding Revenue Bonds
Municipal Water District Project VRDN Series 2008A (Wells Fargo Bank)
07/01/37	0.870%	3,000,000	3,000,000
Los Angeles Department of Water & Power System(b)
Refunding Revenue Bonds
VRDN Subordinated Series 2016B-3
07/01/34	0.700%	2,000,000	2,000,000
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten VRDN Series 2013A2 (State Street)
05/01/34	0.600%	7,820,000	7,820,000
Total			22,415,000
Total Floating Rate Notes (Cost $22,415,000)			22,415,000

Municipal Bonds 93.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.4%
City of Los Angeles Department of Airports
Subordinated Refunding Revenue Bonds
Series 2015C
05/15/29	5.000%	2,410,000	2,849,439
County of Orange Airport
Revenue Bonds
Series 2009A
07/01/25	5.250%	1,500,000	1,623,930
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/36	5.000%	1,750,000	1,967,560
Unrefunded Revenue Bonds
Series 2008A (AGM)
07/01/23	5.000%	870,000	909,802
Norman Y. Mineta San Jose International Airport SJC
Refunding Revenue Bonds
Series 2014B
03/01/27	5.000%	2,000,000	2,331,540
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014C
03/01/30	5.000%	2,500,000	2,856,375
San Diego County Regional Airport Authority
Subordinated Revenue Bonds
Series 2010A
07/01/24	5.000%	1,000,000	1,111,560
San Francisco City & County Airport Commission-San Francisco International Airport
Unrefunded Revenue Bonds
Series 2011-2
05/01/26	5.250%	555,000	640,204
San Francisco City & County Airports Commission-San Francisco International Airport
Refunding Revenue Bonds
2nd Series 2009C (AGM)
05/01/18	5.000%	1,825,000	1,899,259
2nd Series 2016A
05/01/26	5.000%	1,975,000	2,434,405
Total			18,624,074
Charter Schools 2.1%
California School Finance Authority(c)
Refunding Revenue Bonds
Aspire Public Schools Series 2016
08/01/29	5.000%	500,000	545,120
Aspire Public Schools Series 2016
08/01/30	5.000%	750,000	812,130
Aspire Public Schools Series 2016
08/01/31	5.000%	925,000	997,548
Revenue Bonds
Alliance College-Ready Public Schools Series 2015
07/01/30	5.000%	1,700,000	1,822,349
Green Dot Public School Project Series 2015A
08/01/35	5.000%	1,010,000	1,061,510
KIPP Los Angeles Projects Series 2015A
07/01/35	5.000%	1,000,000	1,051,990
River Springs Charter School Project Series 2015
07/01/25	5.250%	2,000,000	2,041,140
California School Finance Authority
Revenue Bonds
KIPP Los Angeles Projects Series 2014A
07/01/34	5.000%	600,000	627,924
Total			8,959,711

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health Services 0.3%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project Series 2015
11/01/32	5.000%	1,120,000	1,238,362
Higher Education 4.5%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University Series 2017A
04/01/34	5.000%	1,385,000	1,564,094
Loma Linda University Series 2017A
04/01/35	5.000%	2,000,000	2,247,880
Revenue Bonds
California Lutheran University Series 2008
10/01/21	5.250%	1,500,000	1,578,330
Chapman University Series 2015
04/01/26	5.000%	1,000,000	1,185,630
Pitzer College Series 2009
04/01/19	5.000%	1,610,000	1,726,870
University of Southern California Series 2009C
10/01/24	5.250%	3,000,000	3,720,990
California Municipal Finance Authority
Refunding Revenue Bonds
Azusa Pacific University Series 2015B
04/01/25	5.000%	395,000	448,258
Azusa Pacific University Series 2015B
04/01/26	5.000%	1,000,000	1,122,120
Biola University Series 2017
10/01/31	5.000%	540,000	623,500
Biola University Series 2017
10/01/32	5.000%	615,000	705,405
Revenue Bonds
Biola University Series 2013
10/01/24	5.000%	505,000	582,654
Biola University Series 2013
10/01/28	5.000%	840,000	947,302
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(c)
Revenue Bonds
California Baptist University Series 2016A
11/01/26	4.000%	1,000,000	1,011,850
California Statewide Communities Development Authority
Revenue Bonds
California Baptist University Series 2014A
11/01/23	5.125%	715,000	764,914
Lancer Plaza Project Series 2013
11/01/23	5.125%	755,000	803,471
Total			19,033,268
Hospital 8.8%
ABAG Finance Authority for Nonprofit Corps.
Revenue Bonds
Sharp Healthcare Series 2011A
08/01/24	5.250%	2,750,000	3,117,318
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars Sinai Medical Center Series 2015
11/15/28	5.000%	1,000,000	1,184,340
El Camino Hospital Series 2015A
02/01/27	5.000%	1,500,000	1,750,710
Marshall Medical Center Series 2015
11/01/23	5.000%	325,000	381,007
Sutter Health Obligation Group Series 2011D
08/15/26	5.000%	2,250,000	2,555,033
Revenue Bonds
Children’s Hospital of Orange County Series 2009
11/01/21	6.000%	2,000,000	2,230,160
City of Hope Obligation Group Series 2012A
11/15/21	5.000%	600,000	688,626
Dignity Health Series 2009E
07/01/25	5.625%	1,500,000	1,627,170
El Camino Hospital Series 2017
02/01/33	5.000%	2,500,000	2,838,600
El Camino Hospital Series 2017
02/01/34	5.000%	500,000	565,495

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lucile Salter Packard Children’s Hospital Series 2014
08/15/28	5.000%	300,000	348,273
Providence Health & Services Series 2014A
10/01/30	5.000%	1,500,000	1,727,955
California Health Facilities Financing Authority(d)
Revenue Bonds
Kaiser Permanente Subordinated Series 2017A-1-G
11/01/27	5.000%	1,875,000	2,311,481
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers Series 2015A
02/01/27	5.000%	1,200,000	1,376,952
Community Medical Centers Series 2017A
02/01/33	5.000%	2,770,000	3,125,474
California Statewide Communities Development Authority
Refunding Revenue Bonds
Enloe Medical Center Series 2015
08/15/30	5.000%	1,000,000	1,168,550
Huntington Memorial Hospital Series 2014B
07/01/33	5.000%	2,300,000	2,506,448
Revenue Bonds
Henry Mayo Newhall Memorial Series 2014A (AGM)
10/01/27	5.000%	1,000,000	1,147,090
Kaiser Permanente Series 2009A
04/01/19	5.000%	2,000,000	2,149,940
Loma Linda University Medical Center Series 2014
12/01/34	5.250%	3,000,000	3,263,820
Sutter Health Series 2011A
08/15/26	5.500%	1,000,000	1,130,600
Total			37,195,042
Joint Power Authority 3.7%
M-S-R Public Power Agency
Subordinated Revenue Bonds
Lien Series 2008L (AGM)
07/01/21	5.000%	2,500,000	2,607,775
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northern California Power Agency
Refunding Revenue Bonds
Hydroelectric Project No. 1 Series 2008C (AGM)
07/01/22	5.000%	3,000,000	3,136,890
Northern California Transmission Agency
Refunding Revenue Bonds
California-Oregon Project Series 2016
05/01/32	5.000%	1,500,000	1,750,740
Southern California Public Power Authority
Refunding Revenue Bonds
Series 2008A
07/01/22	5.000%	2,000,000	2,098,980
Series 2015C
07/01/26	5.000%	5,000,000	6,018,900
Total			15,613,285
Local Appropriation 2.5%
City & County of San Francisco
Certificate of Participation
Multiple Capital Improvement Projects Series 2009B
04/01/24	5.000%	1,495,000	1,597,886
County of Monterey
Certificate of Participation
Refinancing Project Series 2009 (AGM)
08/01/17	5.000%	1,000,000	1,010,640
Los Angeles County Public Works Financing Authority
Refunding Revenue Bonds
Series 2015B
12/01/25	5.000%	1,750,000	2,132,917
Oakland Joint Powers Financing Authority
Refunding Revenue Bonds
Oakland Administration Buildings Series 2008B (AGM)
08/01/22	5.000%	2,000,000	2,093,900
Riverside Public Financing Authority
Refunding Revenue Bonds
Series 2012A
11/01/27	5.000%	2,145,000	2,451,735
Series 2012A
11/01/28	5.000%	1,155,000	1,318,236
Total			10,605,314
Local General Obligation 10.1%
Compton Community College District
Unlimited General Obligation Refunding Bonds
Series 2012
07/01/22	5.000%	2,095,000	2,420,353

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Compton Unified School District(e)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation Series 2006C (AMBAC)
06/01/23	0.000%	2,025,000	1,772,969
Election of 2002 - Capital Appreciation Series 2006C (AMBAC)
06/01/24	0.000%	1,925,000	1,621,485
Culver City School Facilities Financing Authority
Revenue Bonds
Unified School District Series 2005 (AGM)
08/01/23	5.500%	1,490,000	1,827,992
East Side Union High School District
Unlimited General Obligation Refunding Bonds
2012 Crossover Series 2006 (AGM)
09/01/20	5.250%	1,280,000	1,446,566
Long Beach Community College District
Unlimited General Obligation Bonds
2008 Election Series 2012B
08/01/23	5.000%	700,000	824,299
Long Beach Unified School District(e)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/31	0.000%	1,375,000	800,883
Monterey Peninsula Community College District(e)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/28	0.000%	2,125,000	1,471,159
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Series 2015A
08/01/25	5.000%	650,000	797,843
Palomar Community College District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2006 Series 2010B
08/01/22	0.000%	2,140,000	1,943,355
Pomona Unified School District(e)
Unlimited General Obligation Bonds
Election 2008 Series 2016G (AGM)
08/01/32	0.000%	1,000,000	546,450
Rancho Santiago Community College District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002 Series 2006C (AGM)
09/01/31	0.000%	3,785,000	2,304,459
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rancho Santiago Community College District
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
09/01/19	5.250%	1,000,000	1,097,690
Rescue Union School District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 1998 Series 2005 (NPFGC)
09/01/26	0.000%	1,100,000	848,100
Salinas Union High School District(e)
Unlimited General Obligation Bonds
BAN Series 2015
08/01/20	0.000%	4,725,000	4,448,776
San Mateo Foster City School District
Revenue Bonds
Series 2005 (AGM)
08/15/19	5.500%	2,000,000	2,200,980
Saugus Union School District
Unlimited General Obligation Refunding Bonds
Series 2006 (NPFGC)
08/01/21	5.250%	2,375,000	2,752,174
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/28	5.000%	1,000,000	1,152,000
Series 2015
08/01/32	5.000%	1,500,000	1,682,940
Simi Valley School Financing Authority
Unrefunded Revenue Bonds
Simi Valley Unified School District Series 2007 AGM
08/01/18	5.000%	980,000	1,009,753
Simi Valley Unified School District(d)
Unlimited General Obligation Refunding Bonds
Series 2017
08/01/25	5.000%	1,000,000	1,228,730
Series 2017
08/01/26	5.000%	2,000,000	2,483,600
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2011 (AGM)
08/01/23	5.250%	3,000,000	3,461,640
Series 2012
08/01/27	5.000%	2,365,000	2,751,843
Total			42,896,039

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 0.8%
California Municipal Finance Authority
Revenue Bonds
Bowles Hall Foundation Series 2015A
06/01/35	5.000%	400,000	427,120
Caritas Affordable Housing Senior Series 2014
08/15/30	5.000%	1,000,000	1,105,980
California Statewide Communities Development Authority
Refunding Revenue Bonds
University of California Irvine East Campus Apartments Series 2012
05/15/19	5.000%	1,000,000	1,066,800
University of California Irvine East Campus Apartments Series 2012
05/15/20	5.000%	750,000	818,707
Total			3,418,607
Municipal Power 5.0%
City of Redding Electric System
Refunding Revenue Bonds
Series 2017
06/01/29	5.000%	1,250,000	1,502,575
City of Riverside Electric
Revenue Bonds
Series 2008D (AGM)
10/01/23	5.000%	1,000,000	1,054,980
City of Santa Clara Electric
Refunding Revenue Bonds
Series 2011A
07/01/29	5.375%	1,000,000	1,134,080
City of Vernon Electric System
Unrefunded Revenue Bonds
Series 2009A
08/01/21	5.125%	2,325,000	2,501,956
Imperial Irrigation District Electric System
Refunding Revenue Bonds
Series 2011D
11/01/22	5.000%	2,860,000	3,291,145
Series 2011D
11/01/23	5.000%	1,040,000	1,187,826
Los Angeles Department of Water & Power System
Revenue Bonds
Power System Series 2009B
07/01/23	5.250%	2,000,000	2,184,660
Power System Series 2014D
07/01/33	5.000%	1,700,000	1,966,628
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Redding Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2015A
06/01/31	5.000%	1,045,000	1,201,374
Sacramento Municipal Utility District
Unrefunded Revenue Bonds
Series 2008U (AGM)
08/15/21	5.000%	920,000	969,266
State of California Department of Water Resources
Subordinated Revenue Bonds
Series 2005G-11
05/01/18	5.000%	2,000,000	2,082,400
Turlock Irrigation District
Refunding Revenue Bonds
First Priority Subordinated Series 2014
01/01/30	5.000%	850,000	974,924
First Priority Subordinated Series 2014
01/01/31	5.000%	1,000,000	1,140,670
Total			21,192,484
Other Bond Issue 1.3%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Salvation Army Western Territory (The) Series 2016
09/01/33	4.000%	400,000	412,584
Salvation Army Western Territory (The) Series 2016
09/01/34	4.000%	600,000	618,876
Walt Disney Family Museum Series 2016
02/01/32	4.000%	350,000	366,317
Walt Disney Family Museum Series 2016
02/01/33	4.000%	500,000	520,615
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/28	5.000%	635,000	715,588
County of San Diego
Refunding Revenue Bonds
Sanford Burnham Prebys Medical Discovery Group Series 2015
11/01/25	5.000%	350,000	412,181

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Bond Finance Authority
Refunding Revenue Bonds
Aquarium of the Pacific Series 2012
11/01/27	5.000%	2,210,000	2,488,305
Total			5,534,466
Ports 1.4%
Port of Los Angeles
Revenue Bonds
Series 2009A
08/01/23	5.250%	2,000,000	2,186,860
Port of Oakland
Refunding Revenue Bonds
Intermediate Lien Series 2007B (NPFGC)
11/01/29	5.000%	1,165,000	1,188,731
San Diego Unified Port District
Refunding Revenue Bonds
Series 2013A
09/01/27	5.000%	1,000,000	1,136,520
Series 2013A
09/01/28	5.000%	1,100,000	1,242,626
Total			5,754,737
Prepaid Gas 0.6%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/29	6.125%	2,000,000	2,532,780
Recreation 1.0%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Segerstrom Center for the Arts Series 2016
07/01/26	5.000%	2,000,000	2,362,680
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/25	5.000%	1,665,000	1,806,508
Total			4,169,188
Refunded / Escrowed 9.0%
California Health Facilities Financing Authority
Prerefunded 07/01/19 Revenue Bonds
Dignity Health Series 2009A
07/01/29	6.000%	1,250,000	1,384,113
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Insured Episcopal Home Series 2010B Escrowed to Maturity
02/01/19	5.100%	265,000	278,234
California State Public Works Board
Prerefunded 03/01/20 Revenue Bonds
Various Capital Projects Subordinated Series 2010A-1
03/01/22	5.250%	2,000,000	2,229,560
California State University
Prerefunded 05/01/19 Revenue Bonds
Systemwide Series 2009A
11/01/22	5.250%	2,500,000	2,711,250
City & County of San Francisco
Prerefunded 06/15/20 Unlimited General Obligation Bonds
Earthquake Safety Series 2010E
06/15/27	5.000%	3,380,000	3,780,158
City of Los Angeles
Prerefunded 09/01/21 Unlimited General Obligation Bonds
Series 2011A
09/01/25	5.000%	3,000,000	3,461,970
City of Los Angeles Wastewater System
Prerefunded 06/01/19 Revenue Bonds
Series 2009A
06/01/25	5.750%	1,110,000	1,217,759
City of Newport Beach
Prerefunded 12/01/21 Revenue Bonds
Hoag Memorial Hospital Presbyterian Series 2011
12/01/30	5.875%	1,000,000	1,190,130
City of Vernon Electric System
Prerefunded 08/01/19 Revenue Bonds
Series 2009A
08/01/21	5.125%	1,005,000	1,068,878
County of Sacramento Airport System
Prerefunded 07/01/18 Revenue Bonds
Series 2008A (AGM)
07/01/23	5.000%	130,000	136,356
Imperial Irrigation District Electric System
Prerefunded 11/01/18 Revenue Bonds
System Series 2008A
11/01/21	5.250%	2,040,000	2,175,293
System Series 2008A
11/01/21	5.250%	460,000	490,507

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pasadena Public Financing Authority
Prerefunded 03/01/21 Revenue Bonds
Rose Bowl Renovation Series 2010A
03/01/26	5.000%	2,500,000	2,851,250
Pico Rivera Public Financing Authority
Prerefunded 09/01/19 Revenue Bonds
Series 2009
09/01/26	5.250%	1,085,000	1,190,646
Sacramento Municipal Utility District
Prerefunded 08/15/18 Revenue Bonds
Series 2008U (AGM)
08/15/21	5.000%	580,000	611,465
San Diego Public Facilities Financing Authority Sewer
Prerefunded 05/15/19 Revenue Bonds
Senior Series 2009B
05/15/25	5.250%	1,500,000	1,629,105
San Diego Public Facilities Financing Authority Water
Prerefunded 08/01/20 Revenue Bonds
Series 2010A
08/01/24	5.000%	2,000,000	2,243,700
San Francisco City & County Airport Commission-San Francisco International Airport
Prerefunded 05/03/21 Revenue Bonds
Series 2011-2
05/01/26	5.250%	1,445,000	1,669,539
San Mateo Joint Powers Financing Authority
Prerefunded 07/15/18 Revenue Bonds
Youth Services Campus Series 2008A
07/15/28	5.250%	2,275,000	2,397,736
Simi Valley School Financing Authority
Prerefunded 08/01/17 Revenue Bonds
Simi Valley Unified School District Series 2007 (AGM)
08/01/18	5.000%	65,000	66,997
State of California
Unrefunded Unlimited General Obligation Bonds
Series 2009A Escrowed to Maturity
07/01/18	5.000%	680,000	713,000
Sulphur Springs Union School District
Prerefunded 09/01/22 Special Tax Bonds
Community Facilities District Series 2012
09/01/28	5.000%	520,000	613,272
Community Facilities District Series 2012
09/01/29	5.000%	585,000	689,931
Tuolumne Wind Project Authority
Prerefunded 01/01/19 Revenue Bonds
Tuolumne Co. Project Series 2009
01/01/22	5.000%	1,000,000	1,066,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tustin Community Redevelopment Agency Successor Agency
Prerefunded 09/01/18 Tax Allocation Bonds
MCAS-Tustin Redevelopment Project Area Series 2010
09/01/25	5.000%	1,250,000	1,344,225
University of California
Prerefunded 05/15/19 Revenue Bonds
Series 2009O
05/15/20	5.000%	1,000,000	1,080,380
Total			38,292,234
Retirement Communities 5.2%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities Series 2011
07/01/24	5.375%	2,795,000	3,103,987
Episcopal Senior Communities Series 2012
07/01/21	5.000%	1,000,000	1,114,040
Revenue Bonds
Odd Fellows Home of California Series 2012-A
04/01/32	5.000%	4,750,000	5,402,935
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes Series 2015
07/01/28	5.000%	310,000	359,268
Northern California Presbyterian Homes Series 2015
07/01/29	5.000%	300,000	344,964
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project Series 2014A
11/01/19	5.000%	550,000	567,336
American Baptist Homes West Series 2015
10/01/24	5.000%	2,575,000	2,992,150
American Baptist Homes West Series 2015
10/01/26	5.000%	1,000,000	1,157,570
Episcopal Communities and Services Series 2012
05/15/27	5.000%	1,520,000	1,681,956
Revenue Bonds
Insured Redwoods Project Series 2013
11/15/28	5.000%	1,000,000	1,168,200

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes Series 2014
05/15/24	5.000%	310,000	345,387
Brethren Hillcrest Homes Series 2014
05/15/25	5.000%	530,000	585,518
Brethren Hillcrest Homes Series 2014
05/15/26	5.000%	700,000	769,076
Brethren Hillcrest Homes Series 2014
05/15/29	5.000%	1,135,000	1,229,466
Los Angeles County Regional Financing Authority
Revenue Bonds
Montecedro, Inc. Project Series 2014A
11/15/34	5.000%	1,000,000	1,123,220
Total			21,945,073
Special Non Property Tax 0.3%
Berkeley Joint Powers Financing Authority
Revenue Bonds
Series 2016 (BAM)
06/01/32	4.000%	500,000	531,325
Series 2016 (BAM)
06/01/33	4.000%	415,000	438,315
Series 2016 (BAM)
06/01/34	4.000%	250,000	262,240
Total			1,231,880
Special Property Tax 14.9%
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/23	5.000%	1,070,000	1,216,130
City of Irvine
Refunding Special Assessment Bonds
Limited Obligation Reassessment District Series 2015
09/02/25	5.000%	1,300,000	1,551,251
Concord Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014 (BAM)
03/01/25	5.000%	840,000	996,811
County of El Dorado
Refunding Special Tax Bonds
Community Facilities District No. 92-1 Series 2012
09/01/26	5.000%	630,000	706,488
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Community Facilities District No. 92-1 Series 2012
09/01/27	5.000%	805,000	898,758
Emeryville Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014A (AGM)
09/01/23	5.000%	2,415,000	2,863,393
Series 2014A (AGM)
09/01/26	5.000%	1,000,000	1,181,400
Series 2014A (AGM)
09/01/27	5.000%	1,000,000	1,171,090
Series 2014A (AGM)
09/01/30	5.000%	815,000	936,517
Series 2014A (AGM)
09/01/31	5.000%	590,000	672,635
Fontana Public Finance Authority
Tax Allocation Bonds
Lien-North Fontana Redevelopment Subordinated Series 2005A (AMBAC)
10/01/20	5.000%	1,515,000	1,519,863
Garden Grove Agency Community Development Successor Agency
Refunding Tax Allocation Bonds
Garden Grove Community Project Series 2016 (BAM)
10/01/30	5.000%	1,040,000	1,215,531
Garden Grove Community Project Series 2016 (BAM)
10/01/31	5.000%	1,640,000	1,906,270
Glendale Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Central Glendale Redevelopment Subordinated Series 2013 (AGM)
12/01/21	5.000%	755,000	863,327
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project Subordinated Series 2017 (BAM)
05/01/32	5.000%	500,000	573,785
Merged Redevelopment Project Subordinated Series 2017 (BAM)
05/01/33	5.000%	1,000,000	1,141,150
Irvine Unified School District
Refunding Special Tax Bonds
Series 2015
09/01/30	5.000%	2,065,000	2,382,267
Series 2015
09/01/31	5.000%	2,720,000	3,120,030

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/29	5.000%	530,000	603,230
Series 2014A
09/01/30	5.000%	625,000	707,819
Series 2014A
09/01/32	5.000%	625,000	700,669
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project Subordinated Series 2013A
09/01/30	5.000%	1,500,000	1,675,380
Long Beach Bond Finance Authority
Tax Allocation Bonds
Industrial Redevelopment Project Areas Series 2002B (AMBAC)
11/01/19	5.500%	1,070,000	1,178,391
Los Angeles Community Facilities District
Refunding Special Tax Bonds
Playa Vista-Phase 1 Series 2014
09/01/30	5.000%	1,000,000	1,111,140
Los Angeles County Redevelopment Authority
Refunding Tax Allocation Bonds
Los Angeles Bunker Hill Project Series 2014C (AGM)
12/01/28	5.000%	3,000,000	3,494,370
Oakland Redevelopment Successor Agency
Subordinated Refunding Tax Allocation Bonds
Series 2013
09/01/22	5.000%	2,000,000	2,309,420
Palm Desert Redevelopment Agency
Refunding Tax Allocation Bonds
Series 2017A (BAM)
10/01/29	5.000%	890,000	1,048,278
Series 2017A (BAM)
10/01/30	5.000%	350,000	409,532
Poway Unified School District
Special Tax Bonds
Community Facilities District No. 6-4S Ranch Series 2012
09/01/28	5.000%	1,770,000	1,959,107
Community Facilities District No. 6-4S Ranch Series 2012
09/01/29	5.000%	1,200,000	1,322,160
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B
09/01/26	5.000%	995,000	1,176,826
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rancho Cucamonga Redevelopment Agency Successor Agency
Tax Allocation Bonds
Rancho Redevelopment Project Area Series 2014
09/01/30	5.000%	700,000	799,372
Rancho Redevelopment Project Area Series 2014 (AGM)
09/01/27	5.000%	2,200,000	2,557,654
Riverside County Public Financing Authority
Tax Allocation Bonds
Project Area #1-Desert Communities Series 2016 (BAM)
10/01/31	4.000%	2,500,000	2,627,750
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay North Redevelopment Project Series 2016
08/01/30	5.000%	275,000	321,544
Mission Bay North Redevelopment Project Series 2016
08/01/31	5.000%	355,000	412,318
Mission Bay South Redevelopment Project Series 2016
08/01/31	5.000%	670,000	769,415
Mission Bay South Redevelopment Project Series 2016
08/01/32	5.000%	580,000	662,557
Tax Allocation Bonds
Mission Bay South Redevelopment Project Series 2014A
08/01/29	5.000%	225,000	255,076
Mission Bay South Redevelopment Project Series 2014A
08/01/30	5.000%	175,000	197,892
San Francisco Redevelopment Projects Series 2009B
08/01/18	5.000%	1,255,000	1,314,863
San Mateo Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2015A
08/01/28	5.000%	1,860,000	2,167,086
Series 2015A
08/01/29	5.000%	1,000,000	1,155,520
Semitropic Improvement District
Refunding Revenue Bonds
Series 2015A 2nd Lien (AGM)
12/01/23	5.000%	300,000	357,150
Series 2015A 2nd Lien (AGM)
12/01/24	5.000%	400,000	482,272

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sulphur Springs Union School District
Unrefunded Special Tax Bonds
Community Facilities District Series 2012
09/01/28	5.000%	530,000	586,625
Community Facilities District Series 2012
09/01/29	5.000%	595,000	655,571
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1 Series 2015
09/01/29	5.000%	1,200,000	1,357,296
Tustin Community Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2016
09/01/32	4.000%	2,295,000	2,421,271
Vista Redevelopment Agency Successor Agency
Tax Allocation Refunding Bonds
Series 2015B1 (AGM)
09/01/24	5.000%	580,000	689,951
Series 2015B1 (AGM)
09/01/26	5.000%	700,000	829,647
Total			63,233,848
State Appropriated 3.8%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects Series 2012G
11/01/28	5.000%	1,500,000	1,726,830
Revenue Bonds
Department of Corrections and Rehabilitation Series 2014C
10/01/22	5.000%	1,925,000	2,250,132
Department of Corrections and Rehabilitation Series 2015A
06/01/28	5.000%	1,175,000	1,372,553
Various Capital Projects Series 2011A
10/01/20	5.000%	2,000,000	2,249,220
Various Capital Projects Series 2013I
11/01/28	5.250%	3,000,000	3,531,450
Various Capital Projects Series 2014E
09/01/30	5.000%	1,500,000	1,729,035
Various Correctional Facilities Series 2014A
09/01/31	5.000%	3,000,000	3,441,570
Total			16,300,790
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 4.1%
State of California
Unlimited General Obligation Bonds
Series 2010
11/01/24	5.000%	5,000,000	5,639,450
Various Purpose Series 2009
04/01/26	5.625%	2,000,000	2,178,520
Various Purpose Series 2009
10/01/29	5.250%	1,500,000	1,647,585
Various Purpose Series 2011
10/01/19	5.000%	4,000,000	4,376,760
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/32	5.000%	3,000,000	3,464,760
Unrefunded Unlimited General Obligation Bonds
Series 2007
08/01/18	5.000%	10,000	10,036
Total			17,317,111
Tobacco 2.2%
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/33	5.000%	4,000,000	4,530,920
Refunding Revenue Bonds
Series 2017A-1
06/01/24	5.000%	4,000,000	4,658,560
Total			9,189,480
Turnpike / Bridge / Toll Road 1.4%
Foothill-Eastern Transportation Corridor Agency(e)
Refunding Revenue Bonds
Series 2015
01/15/33	0.000%	5,000,000	2,458,100
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3
01/15/53	5.500%	3,000,000	3,444,690
Total			5,902,790
Water & Sewer 6.0%
Central Coast Water Authority
Refunding Revenue Bonds
State Water Project Regional Facilities Series 2016
10/01/21	5.000%	5,000,000	5,724,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Fresno Sewer System
Revenue Bonds
Series 2008A
09/01/23	5.000%	1,000,000	1,052,700
City of Los Angeles Wastewater System
Unrefunded Revenue Bonds
Series 2009A
06/01/25	5.750%	890,000	971,809
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/25	5.000%	700,000	846,650
Series 2015 (AGM)
11/15/26	5.000%	1,000,000	1,203,480
Clovis Public Financing Authority
Revenue Bonds
Series 2007 (AMBAC)
08/01/21	5.000%	1,000,000	1,009,990
Kern County Water Agency Improvement District No. 4
Refunding Revenue Bonds
Series 2016A (AGM)
05/01/27	5.000%	2,300,000	2,758,551
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14 Series 2015
10/01/24	5.000%	1,050,000	1,266,521
Capital Projects - District #14 Series 2015
10/01/25	5.000%	1,100,000	1,337,314
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oxnard Financing Authority
Revenue Bonds
Project Series 2006
06/01/31	5.000%	4,315,000	4,327,600
Semitropic Improvement District
Refunding Revenue Bonds
Series 2012A
12/01/23	5.000%	2,850,000	3,305,173
Stockton Public Financing Authority
Refunding Revenue Bonds
Series 2014 (BAM)
09/01/28	5.000%	1,500,000	1,741,665
Total			25,545,953
Total Municipal Bonds (Cost $377,545,890)			395,726,516

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.660%	1,253,879	1,253,879
Total Money Market Funds (Cost $1,253,879)		1,253,879
Total Investments (Cost: $401,214,769)		419,395,395
Other Assets & Liabilities, Net		4,301,609
Net Assets		423,697,004

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Variable rate security.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $9,343,637 which represents 2.21% of net assets.
(d)	Represents a security purchased on a when-issued basis.
(e)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	22,415,000	—	22,415,000
Municipal Bonds	—	395,726,516	—	395,726,516
Money Market Funds	1,253,879	—	—	1,253,879
Total Investments	1,253,879	418,141,516	—	419,395,395
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	19

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$401,214,769
Total investments, at cost	401,214,769
Investments, at value
Unaffiliated issuers, at value	419,395,395
Total investments, at value	419,395,395
Cash	1,871,282
Receivable for:
Investments sold	4,844,651
Capital shares sold	1,863,341
Interest	4,447,109
Expense reimbursement due from Investment Manager	1,618
Prepaid expenses	911
Other assets	884
Total assets	432,425,191
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	6,025,589
Capital shares purchased	1,562,226
Distributions to shareholders	968,028
Management services fees	5,446
Distribution and/or service fees	638
Transfer agent fees	48,388
Compensation of board members	78,801
Other expenses	39,071
Total liabilities	8,728,187
Net assets applicable to outstanding capital stock	$423,697,004
Represented by
Paid in capital	410,685,145
Excess of distributions over net investment income	(116,638)
Accumulated net realized loss	(5,052,129)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	18,180,626
Total - representing net assets applicable to outstanding capital stock	$423,697,004
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$31,272,729
Shares outstanding	3,011,622
Net asset value per share	$10.38
Maximum offering price per share(a)	$10.70
Class B
Net assets	$10,086
Shares outstanding	971
Net asset value per share(b)	$10.38
Class C
Net assets	$15,503,348
Shares outstanding	1,493,860
Net asset value per share	$10.38
Class R4
Net assets	$903,151
Shares outstanding	87,202
Net asset value per share	$10.36
Class R5
Net assets	$4,867,208
Shares outstanding	471,092
Net asset value per share	$10.33
Class Y
Net assets	$10,082
Shares outstanding	974
Net asset value per share	$10.35
Class Z
Net assets	$371,130,400
Shares outstanding	35,822,390
Net asset value per share	$10.36

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	21

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$3,879
Interest	14,435,779
Total income	14,439,658
Expenses:
Management services fees	2,106,368
Distribution and/or service fees
Class A	113,470
Class B	101
Class C	154,683
Transfer agent fees
Class A	77,077
Class B	17
Class C	26,080
Class R4	1,667
Class R5	3,707
Class Z	645,154
Compensation of board members	26,937
Custodian fees	4,426
Printing and postage fees	25,549
Registration fees	27,236
Audit fees	29,915
Legal fees	10,788
Compensation of chief compliance officer	99
Other	19,774
Total expenses	3,273,048
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(798,915)
Expense reduction	(20)
Total net expenses	2,474,113
Net investment income	11,965,545
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,186,554)
Net realized loss	(2,186,554)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,158,354)
Net change in unrealized appreciation (depreciation)	(14,158,354)
Net realized and unrealized loss	(16,344,908)
Net decrease in net assets resulting from operations	$(4,379,363)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$11,965,545	$11,392,033
Net realized loss	(2,186,554)	(495,635)
Net change in unrealized appreciation (depreciation)	(14,158,354)	9,771,491
Net increase (decrease) in net assets resulting from operations	(4,379,363)	20,667,889
Distributions to shareholders
Net investment income
Class A	(1,113,563)	(1,239,276)
Class B	(176)	(188)
Class C	(266,249)	(260,473)
Class R4	(26,762)	(43,037)
Class R5	(180,405)	(73,549)
Class Y	(48)	—
Class Z	(10,409,826)	(9,808,850)
Total distributions to shareholders	(11,997,029)	(11,425,373)
Increase (decrease) in net assets from capital stock activity	(9,272,164)	48,008,321
Total increase (decrease) in net assets	(25,648,556)	57,250,837
Net assets at beginning of year	449,345,560	392,094,723
Net assets at end of year	$423,697,004	$449,345,560
Excess of distributions over net investment income	$(116,638)	$(85,154)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	1,293,645	13,645,417	1,760,681	18,548,397
Distributions reinvested	95,492	1,006,884	108,356	1,142,708
Redemptions	(3,215,071)	(33,515,366)	(1,539,501)	(16,170,145)
Net increase (decrease)	(1,825,934)	(18,863,065)	329,536	3,520,960
Class B
Redemptions (b)	—	—	(1)	(11)
Net decrease	—	—	(1)	(11)
Class C
Subscriptions	478,387	5,070,896	414,836	4,369,494
Distributions reinvested	17,722	186,202	17,992	189,597
Redemptions	(360,032)	(3,775,035)	(310,920)	(3,289,449)
Net increase	136,077	1,482,063	121,908	1,269,642
Class R4
Subscriptions	78,182	818,869	250,266	2,610,592
Distributions reinvested	2,481	26,069	4,055	42,747
Redemptions	(129,751)	(1,374,685)	(168,599)	(1,777,812)
Net increase (decrease)	(49,088)	(529,747)	85,722	875,527
Class R5
Subscriptions	1,190,985	12,589,515	171,807	1,797,462
Distributions reinvested	17,337	180,117	6,974	73,249
Redemptions	(1,002,463)	(10,276,901)	(80,014)	(843,943)
Net increase	205,859	2,492,731	98,767	1,026,768
Class Y
Subscriptions	974	10,000	—	—
Net increase	974	10,000	—	—
Class Z
Subscriptions	15,057,323	157,857,698	9,935,309	104,477,029
Distributions reinvested	184,865	1,945,719	163,982	1,725,626
Redemptions	(14,814,871)	(153,667,563)	(6,173,525)	(64,887,220)
Net increase	427,317	6,135,854	3,925,766	41,315,435
Total net increase (decrease)	(1,104,795)	(9,272,164)	4,561,698	48,008,321

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
4/30/2017	$10.72	0.26	(0.34)	(0.08)	(0.26)
4/30/2016	$10.50	0.27	0.22	0.49	(0.27)
4/30/2015	$10.42	0.29	0.08	0.37	(0.29)
4/30/2014	$10.68	0.32	(0.26)	0.06	(0.32)
4/30/2013	$10.47	0.32	0.21	0.53	(0.32)
Class B
4/30/2017	$10.72	0.18	(0.34)	(0.16)	(0.18)
4/30/2016	$10.50	0.19	0.22	0.41	(0.19)
4/30/2015	$10.42	0.22	0.07	0.29	(0.21)
4/30/2014	$10.68	0.24	(0.26)	(0.02)	(0.24)
4/30/2013	$10.47	0.24	0.21	0.45	(0.24)
Class C
4/30/2017	$10.72	0.18	(0.34)	(0.16)	(0.18)
4/30/2016	$10.49	0.19	0.23	0.42	(0.19)
4/30/2015	$10.42	0.21	0.07	0.28	(0.21)
4/30/2014	$10.67	0.24	(0.25)	(0.01)	(0.24)
4/30/2013	$10.47	0.24	0.20	0.44	(0.24)
Class R4
4/30/2017	$10.69	0.29	(0.33)	(0.04)	(0.29)
4/30/2016	$10.46	0.29	0.24	0.53	(0.30)
4/30/2015	$10.39	0.32	0.07	0.39	(0.32)
4/30/2014	$10.64	0.34	(0.25)	0.09	(0.34)
4/30/2013 (d)	$10.54	0.04	0.10	0.14	(0.04)
Class R5
4/30/2017	$10.67	0.29	(0.34)	(0.05)	(0.29)
4/30/2016	$10.44	0.31	0.23	0.54	(0.31)
4/30/2015	$10.37	0.32	0.08	0.40	(0.33)
4/30/2014	$10.63	0.35	(0.26)	0.09	(0.35)
4/30/2013 (f)	$10.63	0.16	0.01	0.17	(0.17)
Class Y
4/30/2017 (g)	$10.27	0.05	0.08	0.13	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$10.38	(0.75%)	0.92%	0.74% (c)	2.45%	17%	$31,273
(0.27)	$10.72	4.76%	0.94%	0.74% (c)	2.58%	8%	$51,869
(0.29)	$10.50	3.60%	0.95%	0.74% (c)	2.76%	6%	$47,317
(0.32)	$10.42	0.64%	0.96%	0.74% (c)	3.10%	12%	$33,140
(0.32)	$10.68	5.12%	0.96%	0.73% (c)	3.01%	8%	$29,398

(0.18)	$10.38	(1.49%)	1.66%	1.49% (c)	1.72%	17%	$10
(0.19)	$10.72	3.99%	1.69%	1.49% (c)	1.83%	8%	$10
(0.21)	$10.50	2.82%	1.70%	1.49% (c)	2.04%	6%	$10
(0.24)	$10.42	(0.11%)	1.71%	1.49% (c)	2.36%	12%	$27
(0.24)	$10.68	4.34%	1.70%	1.48%	2.26%	8%	$20

(0.18)	$10.38	(1.49%)	1.67%	1.49% (c)	1.71%	17%	$15,503
(0.19)	$10.72	4.08%	1.69%	1.49% (c)	1.83%	8%	$14,549
(0.21)	$10.49	2.72%	1.70%	1.49% (c)	2.01%	6%	$12,965
(0.24)	$10.42	(0.02%)	1.71%	1.49% (c)	2.35%	12%	$9,253
(0.24)	$10.67	4.24%	1.71%	1.48% (c)	2.25%	8%	$8,004

(0.29)	$10.36	(0.42%)	0.67%	0.49% (c)	2.71%	17%	$903
(0.30)	$10.69	5.13%	0.69%	0.49% (c)	2.81%	8%	$1,457
(0.32)	$10.46	3.76%	0.70%	0.49% (c)	3.02%	6%	$529
(0.34)	$10.39	0.98%	0.70%	0.49% (c)	3.46%	12%	$52
(0.04)	$10.64	1.32%	0.56% (e)	0.44% (e)	3.27% (e)	8%	$3

(0.29)	$10.33	(0.42%)	0.55%	0.41%	2.80%	17%	$4,867
(0.31)	$10.67	5.23%	0.55%	0.39%	2.93%	8%	$2,829
(0.33)	$10.44	3.85%	0.55%	0.40%	3.09%	6%	$1,738
(0.35)	$10.37	0.98%	0.58%	0.40%	3.47%	12%	$341
(0.17)	$10.63	1.57%	0.50% (e)	0.39% (e)	3.28% (e)	8%	$3

(0.05)	$10.35	1.27%	0.52% (e)	0.36% (e)	2.98% (e)	17%	$10
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	27

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
4/30/2017	$10.70	0.28	(0.33)	(0.05)	(0.29)
4/30/2016	$10.47	0.30	0.23	0.53	(0.30)
4/30/2015	$10.40	0.32	0.07	0.39	(0.32)
4/30/2014	$10.65	0.34	(0.25)	0.09	(0.34)
4/30/2013	$10.45	0.35	0.20	0.55	(0.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$10.36	(0.51%)	0.67%	0.49% (c)	2.71%	17%	$371,130
(0.30)	$10.70	5.12%	0.69%	0.49% (c)	2.83%	8%	$378,630
(0.32)	$10.47	3.76%	0.70%	0.49% (c)	3.02%	6%	$329,535
(0.34)	$10.40	0.98%	0.71%	0.49% (c)	3.35%	12%	$260,101
(0.35)	$10.65	5.29%	0.71%	0.48% (c)	3.27%	8%	$281,301
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
30	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
April 30, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.47% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
32	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.16
Class C	0.17
Class R4	0.17
Class R5	0.058
Class Y	0.025 (a)
Class Z	0.17

(a)	Annualized.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
April 30, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	32,531
Class C	7,007
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	0.740	0.74
Class B	1.490	1.49
Class C	1.490	1.49
Class R4	0.490	0.49
Class R5	0.410	0.39
Class Y	0.360*	—
Class Z	0.490	0.49
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual
34	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	10,109	(10,109)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
19,491	11,977,538	—	11,997,029	19,022	11,406,351	—	11,425,373
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	929,247	—	(5,052,129)	18,180,626
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
401,214,769	19,439,343	(1,258,717)	18,180,626
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	4,862,928	189,201	5,052,129	—	10,109	—
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
April 30, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $74,616,818 and $73,557,367, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
36	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 73.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	37

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia AMT-Free California Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free California Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
38	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
99.84%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
40	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
42	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
44	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2017	45

Columbia AMT-Free California Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN122_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia Short Term Municipal Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Short Term Municipal Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Short Term Municipal Bond Fund   |  Annual Report 2017

Columbia Short Term Municipal Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Short Term Municipal Bond Fund (the Fund) seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-manager
Managed Fund since 2012
Anders Myhran, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/02/93	0.26	0.51	1.66
	Including sales charges		-0.79	0.30	1.57
Class B		10/12/93	-0.58	-0.26	0.90
Class C	Excluding sales charges	05/19/94	-0.48	-0.24	0.91
	Including sales charges		-1.47	-0.24	0.91
Class R4 *		03/19/13	0.51	0.76	1.92
Class R5 *		11/08/12	0.61	0.84	1.96
Class Y *		03/01/17	0.53	0.76	1.92
Class Z		10/07/93	0.51	0.76	1.92
Bloomberg Barclays 1-3 Year Municipal Bond Index			0.67	0.88	2.11
Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. The Fund does not accept new investments in Class B shares, except for certain limited transactions. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Municipal Bond Index is an unmanaged index which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2017)
AAA rating	4.7
AA rating	26.9
A rating	32.8
BBB rating	14.4
BB rating	1.4
Not rated	19.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at April 30, 2017)
New York	27.3
Illinois	14.6
New Jersey	6.1
Texas	5.0
Pennsylvania	4.8
California	4.4
Connecticut	3.8
Florida	3.6
Nevada	2.6
Georgia	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 0.26% excluding sales charges. Class Z shares of the Fund returned 0.51% for the same time period. The Fund modestly underperformed its benchmark, the Bloomberg Barclays 1-3 Year Municipal Bond Index, which returned 0.67% for the same period. Effective duration and credit quality positioning overall contributed positively, while yield curve positioning and security selection in A2-rated credits hampered returns. Overall, sector positioning and security selection generated mixed results during the annual period.
Considerable volatility pressured the short-term tax-exempt bond market
Overall, AAA-rated municipal bond yields rose significantly across all maturities during the 12 month period ended April 30, 2017. The broad municipal market, as represented by the Bloomberg Barclays Municipal Bond Index, eked out a modest positive total return of 0.14%, with results better for shorter maturities and declining into negative territory for bonds with 10- to 20-year maturities. The short-term end of the municipal bond market saw what is known as a “bear steepener,” which is a widening of the yield curve caused by long-term rates increasing at a faster pace than short-term rates. During the period, five-year bond yields rose 43 basis points, while one-year bond yields were higher by 30 basis points. (A basis point is 1/100th of a percentage point.) There was also considerable volatility during the period, as the five-year bond yield saw more than a 100 basis point range between its high and low. Lower quality municipal bonds outperformed higher quality municipal bonds during the annual period, with AAA-rated bonds posting slightly negative returns, AA-rated bonds essentially flat, and A-rated and BAA-rated bonds posting modestly positive returns.
The macro backdrop for the period got off to an unexpected start with the Brexit vote in June 2016, wherein the U.K. voted to leave the European Union. The “leave” outcome sent 10-year U.S. Treasury yields lower by 30 basis points in the two days following the vote. Elsewhere, Puerto Rico bond defaults during the summer of 2016 were justifiably noteworthy but certainly not a surprise. Indeed, the effect to the broader municipal bond market of these defaults was all but nonexistent, as the debt had mostly transitioned into hedge funds and other sophisticated institutional holders’ investments. October 2016 witnessed the implementation of money market reforms, which sent daily and weekly municipal yields higher by more than 40 basis points, more than doubling in the process. Demand for municipal bonds remained consistently strong, with mutual fund industry inflows reaching 54 consecutive weeks. The U.S. municipal bond market also continued to draw the interest of non-U.S. buyers, some driven by negative yields in their own countries’ markets. The defining event of the period was likely the U.S. presidential election. The market euphoria following the surprise results, driven by overnight re-evaluations around regulation, fiscal spending, economic growth, inflation and more, sent equities higher and bond prices lower. Municipal bond yields were already under pressure from record new-issue supply when the post-election sell-off in November 2016 sent the market into its worst month of total return since 2008. However, as often happens, financial markets got a little ahead of themselves and conditions started to reverse in December 2016. The Federal Reserve (the Fed) raised the targeted federal funds rate near the end of 2016, and markets barely blinked. This relative calm produced five consecutive months of positive total returns within the municipal bond market from December 2016 through April 2017, even as the Fed raised interest rates once again in March 2017. The municipal bond market was aided during these months by subdued supply to start 2017, greeted by steady demand from investors.
Contributors and detractors
The Fund’s duration positioning aided its relative results during the period. The Fund had a shorter duration stance than that of the benchmark for most of the annual period, which helped as interest rates rose.
Further, as lower quality securities overall outperformed higher quality securities during the annual period, having underweighted allocations to bonds rated AAA, overweighted allocations to lower investment-grade bonds, and exposure to non-rated securities, added value.
From a sector perspective, having an underweight to pre-refunded bonds contributed positively to the Fund’s relative results. The pre-refunded sector is generally a higher quality one, which underperformed lower quality sectors during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow as collateral for the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes
Columbia Short Term Municipal Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
significantly.) Having an overweight to Illinois credits, which outperformed the benchmark during the period, also helped. Security selection among local general obligation securities, including those of Chicago, and among New Jersey credits proved effective as well.
Detracting from the Fund’s relative results was exposure to bonds with maturities of more than three years, which, not part of the benchmark, underperformed the benchmark during the period. As mentioned, shorter term maturities outperformed longer dated maturities even within the short-term segment, i.e. one- to five-year range, of the municipal bond yield curve. This detractor was only partially offset by exposure to bonds with maturities of one year and less, which helped, as yields rose less in this portion of the municipal bond yield curve.
Security selection among A2-rated bonds also hampered the Fund’s relative results, particularly a modest position in Virgin Island bonds.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period, though it ended the period near where it began at just under 1.7 years. The Fund’s duration reached a peak of 1.8 years during the summer of 2016 and spent the rest of the calendar year drifting lower, reaching a low of 1.55 years, with the expectation that yields were biased higher. We used the post-election sell-off in the market to add some duration back. All that said, the Fund’s duration was maintained modestly shorter than that of the benchmark throughout the period. From a credit quality perspective, we modestly moved the Fund’s portfolio a bit down in quality and added exposure to non-rated notes but maintained an emphasis on bonds rated AA and A.
We reduced the Fund’s exposure to state general obligation bonds, most especially Illinois and New Jersey state general obligation bonds. We increased the Fund’s allocation to hospital bonds. The Fund owned no Puerto Rico bonds during the period and maintained only a modest exposure to Virgin Island and tobacco sector bonds. The Fund maintained a significant exposure to credits from New York, as this is where most note issuers are located. We increased exposure to bonds subject to the alternative minimum tax and to housing planned amortization class, or PAC, bonds.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.50	1,021.09	3.44	3.47	0.70
Class B	1,000.00	1,000.00	997.80	1,017.41	7.10	7.17	1.45
Class C	1,000.00	1,000.00	998.80	1,017.41	7.11	7.17	1.45
Class R4	1,000.00	1,000.00	1,003.70	1,022.31	2.21	2.23	0.45
Class R5	1,000.00	1,000.00	1,003.20	1,022.76	1.77	1.79	0.36
Class Y	1,000.00	1,000.00	1,003.30 (a)	1,023.00	0.48 (a)	1.54	0.31 (a)
Class Z	1,000.00	1,000.00	1,003.70	1,022.31	2.21	2.23	0.45
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 3.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.6%
Grossmont Union High School District(a),(b)
Prerefunded 08/01/18 Unlimited General Obligation Bonds
Election of 2004 VRDN Series 2008
02/01/18	1.100%	4,545,000	4,545,000
Unlimited General Obligation Bonds
Election of 2008 VRDN Series 2010B
08/01/18	1.100%	4,850,000	4,850,000
Total			9,395,000
Indiana 0.2%
Indiana Finance Authority(b),(c)
Unrefunded Revenue Bonds
Lease Appropriation VRDN Series 2009A-2 (JPMorgan Chase Bank)
02/01/37	0.910%	2,000,000	2,000,000
New York 2.1%
City of New York(b)
Unlimited General Obligation Bonds
Fiscal 2015 VRDN Subordinated Series 2015
06/01/44	0.860%	2,000,000	2,000,000
VRDN Subordinated Series 2014D-3
10/01/39	0.860%	14,445,000	14,445,000
New York City Transitional Finance Authority Future Tax Secured(b),(c)
Revenue Bonds
VRDN Subordinated Series 2015 (Royal Bank of Canada)
08/01/41	0.860%	2,500,000	2,500,000
New York City Water & Sewer System(b)
Revenue Bonds
2nd General Resolution VRDN Series 2016BB
06/15/49	0.850%	5,100,000	5,100,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution VRDN Series 2016BB (State Street Bank and Trust Co.)
06/15/49	0.850%	7,440,000	7,440,000
Total			31,485,000
Pennsylvania 0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The)(b)
Revenue Bonds
Childrens Hospital VRDN Series 2012
07/01/41	0.860%	3,000,000	3,000,000
Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Tennessee 0.3%
Metropolitan Government of Nashville & Davidson County Water & Sewer(b)
Revenue Bonds
VRDN Series 1977 Escrowed to Maturity
07/01/21	1.050%	5,000,000	5,000,000
Total Floating Rate Notes (Cost $50,880,000)			50,880,000

Municipal Bonds 84.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 2.0%
Alabama 21st Century Authority
Revenue Bonds
Series 2012A
06/01/18	5.000%	1,250,000	1,301,463
Alabama Federal Aid Highway Finance Authority
Revenue Bonds
Grant Anticipation - GARVEE Series 2012
09/01/20	5.000%	2,210,000	2,474,427
Alabama Public School & College Authority
Refunding Revenue Bonds
Pool Series 2012A
03/01/18	5.000%	7,510,000	7,768,644
Black Belt Energy Gas District
Revenue Bonds
Series 2016A
07/01/46	4.000%	5,000,000	5,395,000
City of Birmingham
Limited General Obligation Refunding Notes
Series 2016A
04/01/18	5.000%	6,045,000	6,273,078
Industrial Development Board of the City of Mobile
Revenue Bonds
Alabama Power Co.-Barry Plant Series 2015
07/15/34	1.625%	3,250,000	3,261,862
State of Alabama Docks Department
Refunding Revenue Bonds
Docks Facilities Series 2017B
10/01/18	5.000%	1,295,000	1,360,721
Docks Facilities Series 2017B
10/01/19	5.000%	1,275,000	1,378,785

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Docks Facilities Series 2017B
10/01/20	5.000%	1,280,000	1,416,333
Total			30,630,313
Alaska 0.6%
Alaska Railroad Corp.
Refunding Revenue Bonds
Sections 5307 & 5337 Series 2015
08/01/18	5.000%	4,500,000	4,701,915
Municipality of Anchorage
Unlimited General Obligation Refunding Bonds
General Purpose Series 2014B
09/01/19	5.000%	3,645,000	3,959,673
Total			8,661,588
Arizona 1.1%
Arizona Health Facilities Authority
Refunding Revenue Bonds
Banner Health Series 2015A
01/01/21	5.000%	2,435,000	2,747,897
Arizona School Facilities Board
Certificate of Participation
Series 2008
09/01/18	5.750%	5,935,000	6,301,724
City of Glendale
Limited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/19	4.000%	1,350,000	1,422,535
County of Maricopa
Certificate of Participation
Series 2015
07/01/18	5.000%	3,645,000	3,816,607
Maricopa County Industrial Development Authority
Prerefunded 07/01/17 Revenue Bonds
Dignity Health Series 2007A
07/01/18	5.000%	1,845,000	1,858,173
Total			16,146,936
Arkansas 0.8%
Arkansas Development Finance Authority
Refunding Revenue Bonds
Baptist Health Series 2015A
12/01/18	5.000%	2,640,000	2,795,205
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Baptist Health Series 2015A
12/01/19	5.000%	8,095,000	8,830,107
Total			11,625,312
California 3.6%
Brea Redevelopment Agency
Refunding Tax Allocation Bonds
Redevelopment Project Series 2013
08/01/17	5.000%	950,000	959,728
Redevelopment Project Series 2013
08/01/18	5.000%	995,000	1,042,830
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers Series 2017A
02/01/19	5.000%	1,635,000	1,738,070
Community Medical Centers Series 2017A
02/01/20	5.000%	1,100,000	1,202,311
Community Medical Centers Series 2017A
02/01/21	5.000%	1,200,000	1,340,676
Community Medical Centers Series 2017A
02/01/22	5.000%	1,000,000	1,137,830
California Pollution Control Financing Authority(a),(b),(d),(e)
Revenue Bonds
Waste Management Project Series 2017 AMT
07/01/31	1.600%	9,000,000	9,000,540
California State Public Works Board
Refunding Revenue Bonds
Series 2014G
01/01/19	5.000%	13,500,000	14,392,215
Revenue Bonds
Various Capital Projects Series 2013I
11/01/17	5.000%	750,000	765,615
County of Los Angeles(f)
Certificate of Participation
Capital Appreciation - Disney Parking Project Series 1993 (AMBAC)
09/01/19	0.000%	7,650,000	7,392,577
Glendale Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Central Glendale Redevelopment Subordinated Series 2013 (AGM)
12/01/17	4.000%	1,235,000	1,256,378

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norman Y Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A AMT
03/01/21	5.000%	2,750,000	3,103,595
Series 2017A AMT
03/01/22	5.000%	1,750,000	2,011,502
Palm Desert Redevelopment Agency
Refunding Tax Allocation Bonds
Series 2017A
10/01/19	4.000%	950,000	1,008,207
Series 2017A (BAM)
10/01/21	5.000%	850,000	969,060
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/17	3.000%	500,000	503,030
Series 2016
11/01/18	4.000%	875,000	900,821
Series 2016
11/01/19	4.000%	1,500,000	1,568,640
Series 2016
11/01/20	5.000%	2,235,000	2,439,078
State of California
Unlimited General Obligation Refunding Bonds
Veterans Bond Series 2015
12/01/18	1.050%	1,190,000	1,188,060
Total			53,920,763
Colorado 1.2%
City & County of Denver Airport System(d)
Revenue Bonds
Series 2011A AMT
11/15/21	5.000%	5,000,000	5,717,900
Colorado Health Facilities Authority
Refunding Revenue Bonds
Evangelical Lutheran Good Samaritan Society Series 2015
06/01/17	3.000%	300,000	300,540
Evangelical Lutheran Good Samaritan Society Series 2015
06/01/18	3.000%	550,000	559,345
Evangelical Lutheran Good Samaritan Society Series 2015
06/01/19	4.000%	900,000	942,885
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2015A
09/01/19	5.000%	1,000,000	1,083,100
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Colorado Hospital Authority
Revenue Bonds
Obligation Group Series 2017
11/15/38	5.000%	3,650,000	4,131,909
Obligation Group Series 2017
11/15/47	4.000%	4,700,000	4,980,120
Total			17,715,799
Connecticut 3.1%
City of Bridgeport
Unlimited General Obligation Refunding Bonds
Series 2012B
08/15/17	5.000%	5,000,000	5,054,150
City of New Britain
Unlimited General Obligation Refunding Bonds
Series 2016A (BAM)
03/01/20	5.000%	1,000,000	1,097,100
Series 2016A (BAM)
03/01/21	5.000%	1,500,000	1,686,720
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2014
11/15/44	4.000%	3,265,000	3,372,353
Subordinated Series 2016E-1
11/15/46	3.500%	9,865,000	10,403,728
Revenue Bonds
Series 2014A-1
11/15/44	4.000%	3,395,000	3,578,839
Connecticut State Health & Educational Facility Authority(a)
Revenue Bonds
Church Home of Hartford, Inc. Series 2016
09/01/20	2.875%	700,000	686,861
Church Home of Hartford, Inc. Series 2016
09/01/21	3.250%	850,000	829,796
State of Connecticut
Unlimited General Obligation Refunding Bonds
Series 2014C
12/15/18	5.000%	5,200,000	5,519,540
Series 2014H
11/15/19	5.000%	13,500,000	14,703,120
Total			46,932,207

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 3.6%
Citizens Property Insurance Corp.
Revenue Bonds
Senior Secured Series 2012A-1
06/01/17	5.000%	15,000,000	15,058,275
Series 2015A-1
06/01/18	5.000%	1,000,000	1,024,190
Series 2015A-1
06/01/20	5.000%	3,925,000	4,313,065
City of Cape Coral Water & Sewer(e)
Refunding Special Assessment Bonds
Various Areas Series 2017 (AGM)
09/01/19	1.650%	1,000,000	999,490
Various Areas Series 2017 (AGM)
09/01/20	1.900%	1,000,000	998,920
City of Jacksonville
Refunding Revenue Bonds
Better Jacksonville Series 2012
10/01/17	5.000%	2,000,000	2,035,260
County of Broward Airport System(d)
Refunding Revenue Bonds
Series 2015C AMT
10/01/19	5.000%	3,000,000	3,249,090
Series 2015C AMT
10/01/20	5.000%	1,885,000	2,093,085
County of Lee Solid Waste System(d)
Refunding Revenue Bonds
Series 2016 (NPFGC) AMT
10/01/22	5.000%	1,500,000	1,706,250
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2014 AMT
10/01/20	5.000%	2,000,000	2,220,780
County of Miami-Dade Seaport Department
Revenue Bonds
Series 2013A
10/01/19	5.000%	2,015,000	2,180,290
Florida Housing Finance Corp.
Revenue Bonds
Homeowner Mortgage Special Program Series 2010A (GNMA / FNMA / FHLMC)
07/01/28	5.000%	875,000	909,099
Florida Ports Financing Commission(d)
Refunding Revenue Bonds
Transportation Fund Seris 2011B AMT
06/01/23	5.000%	3,000,000	3,380,310
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsborough County Aviation Authority(d)
Refunding Revenue Bonds
Tampa International Subordinated Series 2013A AMT
10/01/19	5.000%	2,000,000	2,166,060
Pasco County School Board
Revenue Bonds
Series 2013
10/01/18	5.000%	1,000,000	1,055,420
School Board of Miami-Dade County (The)
Refunding Bonds Certificate of Participation
Series 2015D
02/01/20	5.000%	2,250,000	2,470,162
Refunding Certificate of Participation
Series 2015A
05/01/19	5.000%	2,000,000	2,151,900
St. Johns County School Board
Refunding Certificate of Participation
Series 2015
07/01/19	5.000%	1,000,000	1,082,900
Series 2015
07/01/20	5.000%	2,000,000	2,228,740
St. Johns River Power Park
Refunding Revenue Bonds
Issue 2 Series 2011-23
10/01/17	5.000%	3,000,000	3,053,280
Total			54,376,566
Georgia 2.2%
Burke County Development Authority
Refunding Revenue Bonds
Georgia Power Co. Plant Vogtle Project Series 2015
10/01/32	2.350%	7,700,000	7,760,368
City of Atlanta Department of Aviation
Refunding Revenue Bonds
General Series 2011A
01/01/19	5.000%	4,000,000	4,262,960
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Single Family Mortgage Series 2016A-1
12/01/46	3.500%	3,760,000	3,946,910
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2007A
03/15/21	5.000%	5,000,000	5,595,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monroe County Development Authority
Revenue Bonds
Georgia Power Co. Plant Scherer Series 2015
10/01/48	2.350%	4,000,000	4,057,920
Peach County Development Authority
Revenue Bonds
USG Real Estate Foundation LLC Series 2016
10/01/18	1.200%	7,000,000	6,981,730
Total			32,604,888
Illinois 14.8%
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
General 2nd Lien Series 2012A AMT
01/01/18	5.000%	11,340,000	11,638,809
General Senior Lien Series 2012B AMT
01/01/22	5.000%	5,000,000	5,663,750
General Senior Lien Series 2013A AMT
01/01/22	5.000%	5,675,000	6,428,356
Revenue Bonds
General Purpose Senior Lien Series 2013C AMT
01/01/21	5.000%	2,035,000	2,273,217
Chicago O’Hare International Airport
Refunding Revenue Bonds
Series 2015B
01/01/20	5.000%	3,000,000	3,288,330
Series 2015B
01/01/21	5.000%	4,000,000	4,488,000
Chicago Park District
Limited General Obligation Refunding Bonds
Series 2015B
01/01/18	4.000%	1,250,000	1,270,550
Series 2015B
01/01/19	4.000%	1,750,000	1,815,870
Series 2015C
01/01/18	4.000%	1,500,000	1,524,660
Series 2015C
01/01/19	4.000%	1,805,000	1,872,940
Limited Tax General Obligation Refunding Bonds
Series 2014D
01/01/20	5.000%	1,000,000	1,079,370
Series 2014D
01/01/21	5.000%	1,000,000	1,102,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Alternative Revenue Source Series 2015
01/01/18	4.000%	1,000,000	1,016,440
Chicago Transit Authority
Refunding Revenue Bonds
Federal Transit Administration Section 5307 Series 2015
06/01/18	5.000%	6,000,000	6,214,500
Federal Transit Administration Section 5307 Series 2015
06/01/19	5.000%	5,000,000	5,324,050
Federal Transit Administration Section 5307 Urbanized Area Formula Funds Series 2015
06/01/20	5.000%	11,250,000	12,220,762
Unrefunded Revenue Bonds
Federal Transit Administration Series 2006 (AMBAC)
06/01/17	5.000%	2,875,000	2,879,823
City of Chicago
Prerefunded 01/01/18 Unlimited General Obligation Bonds
Series 2008A (BAM-TCRS)
01/01/19	5.000%	2,010,000	2,065,717
Refunding General Obligation Unlimited Bonds
Project Series 2014A
01/01/20	4.000%	1,175,000	1,174,648
Series 2015
01/01/20	5.000%	1,625,000	1,665,333
Refunding Revenue Bonds
Series 2009A
01/01/22	5.000%	2,090,000	2,186,725
Unlimited General Obligation Bonds
Series 2008A
01/01/21	5.250%	1,465,000	1,475,533
Series 2015A
01/01/19	5.000%	1,300,000	1,322,893
Series 2015A
01/01/20	5.000%	3,480,000	3,566,374
Unlimited General Obligation Notes
Series 2015A
01/01/21	5.000%	5,000,000	5,122,650
Unlimited General Obligation Refunding Bonds
Escrowed to Maturity Series 1996A-2 (AMBAC)
01/01/18	5.500%	2,505,000	2,582,329
Project Series 2014A
01/01/21	5.000%	4,875,000	4,994,584
Series 2003B
01/01/18	5.000%	1,500,000	1,511,310

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016C
01/01/20	5.000%	1,000,000	1,024,820
Series 2016C
01/01/21	5.000%	3,370,000	3,452,666
Series 2016C
01/01/22	5.000%	5,000,000	5,101,900
Unrefunded Unlimited General Obligation Bonds
Series 2008A (BAM-TCRS)
01/01/19	5.000%	1,990,000	2,004,328
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien Series 2001 (NPFGC)
01/01/18	5.500%	1,750,000	1,795,833
2nd Lien Series 2015C
01/01/18	5.000%	2,500,000	2,555,250
2nd Lien Series 2015C
01/01/19	5.000%	2,810,000	2,955,727
2nd Lien Series 2015C
01/01/20	5.000%	1,000,000	1,076,380
2nd Lien Series 2015C
01/01/21	5.000%	1,000,000	1,096,450
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien Series 2016
11/01/18	5.000%	1,000,000	1,053,540
2nd Lien Series 2016
11/01/19	5.000%	3,000,000	3,244,620
2nd Lien Series 2016
11/01/20	5.000%	5,000,000	5,502,700
Revenue Bonds
2nd Lien Project Series 2014
11/01/18	4.000%	1,000,000	1,038,670
City of Chicago Waterworks(f)
Revenue Bonds
Capital Appreciation Senior Lien Series 2000 (AMBAC)
11/01/19	0.000%	5,550,000	5,281,879
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien Series 2015
03/01/19	5.000%	2,000,000	2,130,440
Senior Lien Series 2015
03/01/20	5.000%	2,000,000	2,187,380
Cook County Community High School District No. 228 Bremen
Limited General Obligation Bonds
Series 2014B
12/01/17	5.000%	2,000,000	2,047,840
Illinois Finance Authority
Refunding Revenue Bonds
Advocate Health Care Series 2014
08/01/19	5.000%	600,000	650,472
Swedish Covenant Hospital Series 2016
08/15/18	5.000%	200,000	208,402
Swedish Covenant Hospital Series 2016
08/15/19	5.000%	495,000	528,774
Swedish Covenant Hospital Series 2016
08/15/20	5.000%	400,000	435,192
Swedish Covenant Hospital Series 2016
08/15/21	5.000%	455,000	502,384
Revenue Bonds
Advocate Health Care Network Series 2016
11/15/22	1.375%	3,030,000	2,978,096
Ascension Health Series 2012E
11/15/42	5.000%	2,000,000	2,000,700
Illinois Finance Authority(b)
Refunding Revenue Bonds
Presbyterian Home Series 2016
05/01/36	2.038%	2,400,000	2,404,416
Illinois State Toll Highway Authority
Refunding Revenue Bonds
Series 2014A
12/01/20	5.000%	5,330,000	5,989,747
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015C
01/01/19	5.000%	1,250,000	1,329,163
Series 2015C
01/01/20	5.000%	1,500,000	1,640,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kane McHenry Cook & De Kalb Counties Unit School District No. 300
Unlimited General Obligation Refunding Bonds
Series 2015
01/01/18	5.000%	750,000	770,228
Northern Illinois Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
12/01/22	5.000%	1,500,000	1,710,480
Regional Transportation Authority
Revenue Bonds
Series 2003B (NPFGC)
06/01/19	5.500%	3,945,000	4,291,332
Series 2006A (NPFGC)
07/01/18	5.000%	4,970,000	4,985,755
State of Illinois
Revenue Bonds
Build Illinois Series 2010
06/15/19	5.000%	4,575,000	4,926,268
Build Illinois Series 2011
06/15/18	3.000%	4,800,000	4,903,200
Unlimited General Obligation Bonds
Series 2012
03/01/18	5.000%	4,550,000	4,658,654
Series 2013CR (AGM)
04/01/21	5.000%	7,180,000	7,796,618
Series 2014
02/01/18	4.000%	2,750,000	2,789,133
Series 2014
04/01/19	5.000%	5,000,000	5,201,800
Series 2016
01/01/20	5.000%	5,000,000	5,236,600
Unlimited General Obligation Notes
Series 2012
09/01/17	4.000%	3,550,000	3,576,731
Unrefunded Revenue Bonds
Build Illinois Series 2009B
06/15/20	5.000%	1,415,000	1,514,262
State of Illinois Unemployment Compensation Trust Fund
Revenue Bonds
Series 2012B
06/15/17	5.000%	9,000,000	9,014,306
University of Illinois
Refunding Certificate of Participation
Series 2014C
03/15/19	5.000%	1,555,000	1,660,553
Total			223,023,257
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana 0.9%
Indiana Finance Authority
Refunding Revenue Bonds
Indiana University Health Series 2016A
12/01/19	5.000%	1,100,000	1,207,272
Indiana Health & Educational Facilities Financing Authority
Revenue Bonds
Ascension Senior Credit Series 2016
11/15/31	1.750%	5,000,000	4,964,450
Indiana Health Facility Financing Authority
Revenue Bonds
Ascension Health Subordinated Credit Group Series 2016
11/01/27	1.250%	3,935,000	3,893,958
Indiana Housing & Community Development Authority(d)
Refunding Revenue Bonds
Series 2017A-2 (GNMA) AMT
01/01/39	4.000%	2,000,000	2,130,860
Ivy Tech Community College of Indiana
Revenue Bonds
Student Fee Series 2013R-1
07/01/17	5.000%	1,000,000	1,007,160
Total			13,203,700
Iowa 0.2%
People’s Memorial Hospital of Buchanan County
Revenue Bonds
Series 2016
12/01/18	1.500%	3,000,000	2,988,810
Kentucky 1.4%
Kentucky Rural Water Finance Corp.
Refunding Revenue Bonds
Series 2016A
02/01/18	1.250%	6,385,000	6,397,898
Kentucky State Property & Building Commission
Refunding Revenue Bonds
Project #108 Series 2015B
08/01/19	5.000%	5,000,000	5,400,400
Project #112 Series 2016B
11/01/21	5.000%	6,000,000	6,859,380
Project No. 100 Series 2011A
08/01/18	5.000%	2,500,000	2,622,875
Total			21,280,553

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 1.0%
Louisiana State Citizens Property Insurance Corp.
Refunding Revenue Bonds
Series 2015
06/01/18	5.000%	2,850,000	2,966,223
State of Louisiana
Unlimited General Obligation Bonds
Series 2015
05/01/19	5.000%	9,250,000	9,946,710
Series 2015B
05/01/19	5.000%	2,530,000	2,720,560
Total			15,633,493
Maine 0.3%
Maine State Housing Authority
Revenue Bonds
Series 2016B-1
11/15/46	3.500%	4,505,000	4,724,574
Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue Series 2015
07/01/17	5.000%	400,000	402,812
Meritus Medical Center Issue Series 2015
07/01/18	5.000%	305,000	318,734
Meritus Medical Center Issue Series 2015
07/01/19	5.000%	500,000	539,540
Total			1,261,086
Massachusetts 1.0%
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Series 2016J AMT
07/01/19	4.000%	2,500,000	2,606,925
Series 2016J AMT
07/01/20	4.000%	2,150,000	2,263,262
Revenue Bonds
Education Loan Series 2014-I AMT
01/01/18	4.000%	1,500,000	1,523,340
Education Loan Series 2014-I AMT
01/01/19	5.000%	2,000,000	2,101,680
Series 2015A AMT
01/01/19	5.000%	3,000,000	3,150,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A AMT
01/01/22	5.000%	3,500,000	3,883,670
Total			15,528,877
Michigan 1.0%
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority Series 2014C-5
07/01/18	5.000%	2,165,000	2,259,113
Series 2014H-1
10/01/19	5.000%	1,415,000	1,529,841
State Revolving Fund Drinking Water Series 2012
10/01/18	5.000%	3,640,000	3,851,593
Trinity Health Corp. Series 2015
12/01/19	5.000%	2,000,000	2,192,880
Michigan Finance Authority(d)
Refunding Revenue Bonds
Student Loan Series 2014 25-A AMT
11/01/18	5.000%	2,220,000	2,320,832
Student Loan Series 2014 25-A AMT
11/01/19	5.000%	1,250,000	1,338,000
Royal Oak School District
Unlimited General Obligation Refunding Bonds
Series 2014
05/01/18	5.000%	1,000,000	1,040,410
Series 2014
05/01/19	5.000%	450,000	484,425
Total			15,017,094
Minnesota 0.7%
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Non-Ace Residential Housing Series 2016S (GNMA)
07/01/46	3.500%	8,135,000	8,544,190
Minnesota Housing Finance Agency(d)
Refunding Revenue Bonds
Residential Housing Series 2014C (GNMA) AMT
07/01/19	1.800%	1,565,000	1,577,004
Total			10,121,194

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.3%
Mississippi Development Bank
Refunding Revenue Bonds
Jackson Public School District Project Series 2015A
04/01/19	5.000%	1,250,000	1,334,675
Jackson Public School District Project Series 2015A
04/01/20	5.000%	1,000,000	1,096,320
State of Mississippi
Revenue Bonds
Series 2015E
10/15/18	4.000%	2,080,000	2,168,171
Total			4,599,166
Missouri 1.4%
City of St. Louis Airport
Refunding Revenue Bonds
Lambert-St. Louis International Airport Series 2013
07/01/17	5.000%	715,000	719,962
Lambert-St. Louis International Airport Series 2013
07/01/18	5.000%	765,000	798,714
Kansas City Planned Industrial Expansion Authority
Revenue Bonds
2nd & DE Apartments Series 2016
12/01/18	1.500%	11,430,000	11,443,945
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2014
01/01/20	5.000%	7,825,000	8,557,576
Total			21,520,197
Nebraska 1.7%
Central Plains Energy Project
Refunding Revenue Bonds
Series 2014 (Royal Bank of Canada)
08/01/39	5.000%	14,500,000	15,733,370
Nebraska Investment Finance Authority
Revenue Bonds
Series 2014A
03/01/44	3.000%	2,515,000	2,568,896
Nebraska Public Power District
Refunding Revenue Bonds
Series 2014
01/01/19	5.000%	2,000,000	2,131,140
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit Series 2015
01/01/19	5.000%	2,250,000	2,385,518
Whelan Energy Center Unit Series 2015
01/01/20	5.000%	3,030,000	3,293,640
Total			26,112,564
Nevada 2.7%
Clark County School District
Limited General Obligation Refunding Bonds
Series 2014A
06/15/18	5.000%	10,000,000	10,442,500
Unlimited General Obligation Refunding Bonds
Series 2014B
06/15/18	5.000%	10,000,000	10,442,500
County of Clark Department of Aviation(d)
Refunding Revenue Bonds
Las Vegas McCarran International Airport Series 2017 AMT
07/01/21	5.000%	2,500,000	2,838,650
Las Vegas McCarran International Airport Series 2017 AMT
07/01/22	5.000%	2,240,000	2,581,914
Subordinated Series 2017A-1 AMT
07/01/22	5.000%	3,000,000	3,461,100
County of Clark Department of Aviation
Revenue Bonds
Series 2014B
07/01/18	5.000%	5,000,000	5,234,800
County of Washoe(d)
Refunding Revenue Bonds
Sierra Pacific Power Series 2016S AMT
08/01/31	1.500%	5,500,000	5,454,845
Total			40,456,309
New Jersey 4.7%
New Jersey Building Authority
Refunding Revenue Bonds
Series 2013A
06/15/17	5.000%	5,500,000	5,528,002
Revenue Bonds
Series 2009A
12/15/18	5.000%	2,695,000	2,809,025

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(b)
Refunding Revenue Bonds
NTS School Facilities Series 2011C
02/01/18	2.290%	8,895,000	8,936,895
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction Escrowed to Maturity Series 2014
06/15/18	5.000%	1,400,000	1,463,966
Revenue Bonds
School Facilities Construction Series 2010 Escrowed to Maturity
12/15/17	5.000%	4,260,000	4,370,760
Unrefunded Revenue Bonds
School Facilities Construction Escrowed to Maturity Series 2010
12/15/17	5.000%	175,000	179,538
School Facilities Construction Series 2014
06/15/18	5.000%	3,600,000	3,711,384
New Jersey Health Care Facilities Financing Authority
Refunding Revenue Bonds
Princeton HealthCare System Series 2016
07/01/18	5.000%	540,000	562,955
Princeton HealthCare System Series 2016
07/01/19	5.000%	525,000	563,929
Princeton HealthCare System Series 2016
07/01/20	5.000%	650,000	716,437
Princeton HealthCare System Series 2016
07/01/21	5.000%	750,000	844,485
New Jersey Higher Education Student Assistance Authority(d)
Revenue Bonds
Senior Series 2013-1A AMT
12/01/17	5.000%	2,780,000	2,832,598
Senior Series 2015-1A AMT
12/01/17	5.000%	2,000,000	2,037,840
Senior Series 2015-1A AMT
12/01/18	5.000%	4,250,000	4,451,875
Series 2016-1A AMT
12/01/18	5.000%	645,000	675,638
Series 2016-1A AMT
12/01/20	5.000%	1,250,000	1,359,812
Student Loan Series 2012-1A AMT
12/01/18	5.000%	2,480,000	2,597,800
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency(e)
Refunding Revenue Bonds
Series 2017B
05/01/21	2.000%	7,675,000	7,702,476
New Jersey Transit Corp
Revenue Bonds
Grant Anticipation Note Series 2014A
09/15/18	5.000%	3,500,000	3,639,895
New Jersey Transit Corp.
Certificate of Participation
Federal Transit Administration Grants Subordinated Series 2005A Escrowed to Maturity (NPFGC)
09/15/17	5.000%	8,770,000	8,908,215
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation System Series 1999A
06/15/20	5.750%	5,000,000	5,399,450
State of New Jersey
Certificate of Participation
Equipment Lease Purchase Escrowed to Maturity Series 2008A
06/15/17	5.000%	1,935,000	1,945,978
Total			71,238,953
New York 17.4%
Alexandria Central School District
Unlimited General Obligation Notes
BAN Series 2016
07/27/17	1.500%	6,200,000	6,201,922
Beaver River Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/29/17	2.000%	9,429,185	9,440,029
Center Moriches Union Free School District
Unlimited General Obligation Notes
BAN Series 2016
08/09/17	1.500%	5,000,000	5,001,350
City of Glen Cove
Limited General Obligation Notes
BAN Series 2017A
04/05/18	2.250%	9,988,460	10,042,897
City of New York
Subordinated Unlimited General Obligation Bonds
Series 2004H-B
03/01/19	5.000%	8,500,000	9,109,705
Unlimited General Obligation Bonds
Series 2013E
08/01/18	5.000%	5,960,000	6,257,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2012F
08/01/18	5.000%	1,675,000	1,758,583
City of Yonkers
Limited General Obligation Refunding Bonds
Series 2015D
08/01/17	3.000%	2,045,000	2,054,877
Series 2015D
08/01/18	4.000%	2,970,000	3,068,188
County of Broome(e)
Limited General Obligation Notes
BAN Series 2017
05/04/18	2.500%	10,000,000	10,119,300
County of Monroe
Limited General Obligation Bonds
Series 2016B
06/01/18	5.000%	4,185,000	4,356,543
Series 2016B
06/01/19	5.000%	5,200,000	5,592,340
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/18	5.000%	1,825,000	1,880,790
Series 2014A (AGM)
03/01/19	5.000%	2,000,000	2,123,140
Edwards-Knox Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/27/17	2.000%	4,555,000	4,559,660
Erie County Industrial Development Agency (The)
Revenue Bonds
Series 2012
05/01/17	5.000%	3,000,000	3,001,098
Fillmore Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/29/17	2.000%	7,927,904	7,935,832
Harpursville Central School District
Unlimited General Obligation Notes
BAN Series 2016
07/21/17	1.750%	14,705,000	14,717,646
Housing Development Corp.
Refunding Revenue Bonds
Series 2015G-2
11/01/19	1.450%	2,500,000	2,511,525
Metropolitan Transportation Authority
Revenue Bonds
Series 2005A (AMBAC)
11/15/18	5.500%	5,000,000	5,342,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008A
11/15/18	5.000%	2,125,000	2,254,157
Series 2012E
11/15/17	5.000%	1,000,000	1,022,730
Transportation Series 2005G
11/15/18	5.000%	2,900,000	3,076,262
Transportation Series 2010D
11/15/18	5.000%	1,890,000	2,004,874
Transportation Series 2014B
11/15/18	5.000%	1,000,000	1,060,780
Mount Markham Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/28/17	2.000%	3,900,000	3,903,510
New York City Industrial Development Agency(d)
Refunding Revenue Bonds
Senior Trips Series 2012A AMT
07/01/19	5.000%	1,730,000	1,830,686
Trips Obligated Group Senior Series 2012A AMT
07/01/18	5.000%	4,655,000	4,812,944
New York State Thruway Authority
Revenue Bonds
Series 2007H (NPFGC)
01/01/19	5.000%	6,240,000	6,409,541
Series 2013A
05/01/19	5.000%	10,000,000	10,761,500
Series 2014J
01/01/19	5.000%	1,200,000	1,277,028
New York State Urban Development Corp.
Refunding Revenue Bonds
Personal Income Tax Series 2017
03/15/24	5.000%	5,000,000	6,025,100
State Personal Income Tax Series 2014
03/15/19	5.000%	10,000,000	10,737,400
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
American Airlines, Inc. Series 2016 AMT
08/01/17	5.000%	4,000,000	4,027,120
American Airlines, Inc. Series 2016 AMT
08/01/18	5.000%	5,000,000	5,184,500

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Terminal One Group Association Series 2015 AMT
01/01/21	5.000%	5,500,000	6,120,950
Ogdensburg Enlarged City School District
Unlimited General Obligation Notes
BAN Series 2016
06/21/17	2.000%	15,000,000	15,015,935
Port Authority of New York & New Jersey(d)
Revenue Bonds
167th Series 2011 AMT
09/15/19	5.000%	5,000,000	5,436,750
Consolidated 172nd Series 2012 AMT
10/01/17	5.000%	5,000,000	5,086,300
State of New York Mortgage Agency(d)
Revenue Bonds
55th Series 2017 AMT
04/01/19	1.500%	585,000	585,164
55th Series 2017 AMT
10/01/19	1.650%	845,000	845,896
55th Series 2017 AMT
04/01/20	1.750%	960,000	960,950
55th Series 2017 AMT
10/01/20	1.800%	1,725,000	1,726,121
55th Series 2017 AMT
04/01/21	1.950%	1,815,000	1,820,136
55th Series 2017 AMT
10/01/21	2.050%	505,000	507,015
Ticonderoga Central School District
Unlimited General Obligation Notes
BAN Series 2016
08/04/17	1.500%	4,000,000	4,000,480
Town of Oyster Bay
General Obligation Limited Notes
BAN Series 2017A
06/01/18	3.500%	10,000,000	10,069,000
General Obligation Unlimited Notes
BAN Series 2017B
02/02/18	3.500%	1,650,000	1,663,118
Limited General Obligation Notes
BAN Series 2016D
06/28/17	3.875%	3,000,000	3,003,570
Town of Stillwater
Limited General Obligation Notes
BAN Series 2016
06/08/17	2.000%	2,500,000	2,501,647
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/19	4.000%	2,000,000	2,092,640
Series 2017A
06/01/20	5.000%	1,000,000	1,092,320
Utica School District
Unlimited General Obligation Notes
RAN Series 2016
06/23/17	2.000%	10,000,000	10,006,518
Weedsport Central School District
Unlimited General Obligation Notes
BAN Series 2016
07/14/17	1.500%	5,744,000	5,744,517
Westchester County Healthcare Corp.
Revenue Bonds
Senior Lien Series 2010B
11/01/19	5.000%	3,135,000	3,385,800
Total			261,127,938
North Carolina 0.7%
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/18 Revenue Bonds
Series 2008A (AGM)
01/01/19	5.250%	3,740,000	3,850,218
North Carolina Housing Finance Agency(d)
Refunding Revenue Bonds
Series 2016-37A AMT
07/01/39	3.500%	2,500,000	2,616,900
State of North Carolina
Revenue Bonds
Grant Anticipation Revenue Vehicle Series 2007 (NPFGC)
03/01/18	5.000%	4,500,000	4,515,435
Total			10,982,553
Ohio 0.6%
Ohio Housing Finance Agency
Revenue Bonds
Series 2010-1 (GNMA / FNMA)
11/01/28	5.000%	960,000	998,170
State of Ohio
Refunding Revenue Bonds
Series 2014B
12/15/19	5.000%	5,000,000	5,503,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Ohio(d)
Revenue Bonds
Ohio Water Development Authority Waste Management Series 2015 AMT
11/01/22	1.700%	2,980,000	2,981,460
Total			9,483,280
Oklahoma 0.6%
Cleveland County Educational Facilities Authority
Revenue Bonds
Moore Public Schools Project Series 2016
06/01/19	5.000%	3,000,000	3,225,810
Moore Public Schools Project Series 2016
06/01/20	5.000%	500,000	552,105
Norman Public Schools Project Series 2014
07/01/18	5.000%	2,400,000	2,505,768
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/18	4.000%	800,000	827,064
Series 2016
09/01/19	4.000%	1,005,000	1,059,401
Total			8,170,148
Pennsylvania 4.1%
Commonwealth of Pennsylvania
Unlimited General Obligation Bonds
1st Series 2012
06/01/19	5.000%	5,650,000	6,090,700
1st Series 2013
04/01/21	5.000%	5,000,000	5,644,200
Unlimited General Obligation Refunding Bonds
2nd Series 2009
07/01/19	5.000%	10,980,000	11,867,953
County of Allegheny
Unlimited General Obligation Refunding Bonds
Series 2014C-73
12/01/18	5.000%	6,650,000	7,052,391
Monroeville Finance Authority
Revenue Bonds
Series 2012
02/15/18	4.000%	1,250,000	1,280,113
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network Series 2015
01/15/18	5.000%	750,000	766,905
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Albert Einstein HealthCare Network Series 2015
01/15/19	5.000%	1,000,000	1,051,760
Pennsylvania Economic Development Financing Authority(b),(d)
Revenue Bonds
Waste Management, Inc. Project Series 2014 AMT
07/01/41	2.250%	2,775,000	2,805,053
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-119
10/01/41	3.500%	5,790,000	6,045,223
Series 2016-120
10/01/46	3.500%	7,110,000	7,460,594
Pennsylvania Turnpike Commission(b)
Revenue Bonds
Series 2013B
12/01/19	1.640%	3,070,000	3,088,144
Pittsburgh Public Parking Authority
Refunding Revenue Bonds
System Series 2015A
12/01/18	4.000%	1,750,000	1,824,970
School District of Philadelphia (The)
Unlimited General Obligation Refunding Bonds
Series 2015D
09/01/19	5.000%	3,750,000	4,000,350
State Public School Building Authority
Refunding Revenue Bonds
The School District of Philadelphia Project Series 2015
06/01/19	5.000%	2,890,000	3,052,562
Total			62,030,918
Rhode Island 0.4%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Hospital Financing - Lifespan Obligation Series 2016G
05/15/18	5.000%	1,250,000	1,293,563
Hospital Financing - Lifespan Obligation Series 2016G
05/15/19	5.000%	1,500,000	1,594,890
Hospital Financing - Lifespan Obligation Series 2016G
05/15/22	5.000%	1,250,000	1,394,687
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Series 2016
10/01/46	3.500%	1,755,000	1,822,655
Total			6,105,795

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina 1.5%
Berkeley County School District
Revenue Bonds
Series 2013
12/01/17	5.000%	500,000	511,990
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Series 2009A-3
01/01/18	5.000%	5,080,000	5,216,296
Series 2009A-4
01/01/19	5.000%	6,645,000	7,065,828
SCAGO Educational Facilities Corp. for Pickens School District
Refunding Revenue Bonds
Series 2015
12/01/18	5.000%	1,100,000	1,165,483
Series 2015
12/01/19	5.000%	1,250,000	1,365,350
South Carolina State Housing Finance & Development Authority
Refunding Revenue Bonds
Series 2016B-1
07/01/43	3.500%	1,920,000	2,020,493
South Carolina State Housing Finance & Development Authority(d)
Refunding Revenue Bonds
Series 2016B-2 AMT
07/01/43	4.000%	4,790,000	5,076,155
Total			22,421,595
Tennessee 1.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Ascension Senior Credit Series 2016
11/15/30	1.550%	3,000,000	2,992,740
Tennessee Energy Acquisition Corp.
Revenue Bonds
Series 2006C
02/01/19	5.000%	9,920,000	10,509,347
Series 2006C
02/01/20	5.000%	3,820,000	4,145,235
Total			17,647,322
Texas 5.1%
Central Texas Regional Mobility Authority
Refunding Revenue Bonds
Series 2016
01/01/21	5.000%	1,000,000	1,109,510
Series 2016
01/01/22	5.000%	1,250,000	1,412,363
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of El Paso Water & Sewer
Refunding Revenue Bonds
Series 2014
03/01/19	4.000%	1,000,000	1,053,730
City of San Antonio Electric & Gas Systems
Refunding Revenue Bonds
Junior Lien Series 2014
02/01/19	5.000%	13,865,000	14,831,945
Dallas/Fort Worth International Airport(d)
Refunding Revenue Bonds
Series 2013E AMT
11/01/18	5.000%	20,980,000	22,143,131
Harris County-Houston Sports Authority
Refunding Revenue Bonds
Senior Lien Series 2014A
11/15/19	5.000%	3,000,000	3,264,000
Houston Independent School District
Revenue Bonds
Series 2014
09/15/19	5.000%	4,100,000	4,472,116
New Hope Cultural Education Facilities Finance Corp.
Revenue Notes
Construction Project Series 2016
02/01/18	1.000%	2,320,000	2,315,174
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier Series 2015A
01/01/19	5.000%	1,350,000	1,432,930
2nd Tier Series 2015A
01/01/20	5.000%	1,105,000	1,206,627
Sam Rayburn Municipal Power Agency
Refunding Revenue Bonds
Series 2012
10/01/17	5.000%	4,895,000	4,976,306
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project Series 2014
12/01/18	2.500%	4,995,000	4,997,547
Tarrant County Housing Finance Corp.
Revenue Bonds
Multifamily Housing Reserve Quebec Apartments Series 2016
08/01/18	1.000%	5,100,000	5,087,352

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas State University System
Refunding Revenue Bonds
Series 2017A
03/15/20	5.000%	1,580,000	1,748,602
Series 2017A
03/15/21	5.000%	1,600,000	1,818,464
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/21	5.000%	3,895,000	4,482,639
Total			76,352,436
Utah 0.1%
Utah Housing Corp.(d)
Refunding Revenue Bonds
Series 2015D-1 Class III (FHA) AMT
01/01/19	1.850%	1,805,000	1,812,707
Virgin Islands, U.S. 0.2%
Virgin Islands Public Finance Authority(a),(g)
Revenue Bonds
Series 2015
09/01/17	4.000%	500,000	503,350
Series 2015
09/01/18	5.000%	1,720,000	1,784,122
Series 2015
09/01/20	5.000%	750,000	809,797
Total			3,097,269
Virginia 1.6%
Louisa Industrial Development Authority
Refunding Revenue Bonds
Series 2015
11/01/35	1.750%	7,000,000	7,064,960
Wise County Industrial Development Authority
Revenue Bonds
Series 2015A
10/01/40	2.150%	11,875,000	12,005,150
Virginia Electric & Power Co. Series 2015A
11/01/40	1.875%	5,000,000	4,992,750
Total			24,062,860
Washington 0.3%
Energy Northwest
Refunding Revenue Bonds
Wind Project Series 2014
07/01/17	5.000%	1,000,000	1,006,830
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wind Project Series 2014
07/01/18	5.000%	1,425,000	1,487,800
Washington State Housing Finance Commission(d)
Refunding Revenue Bonds
Single Family Program Series 2017 AMT
06/01/39	4.000%	1,200,000	1,287,324
Washington State Housing Finance Commission
Revenue Bonds
Series 2010A (GNMA / FNMA / FHLMC)
10/01/28	4.700%	365,000	383,235
Total			4,165,189
Wyoming 0.2%
Wyoming Community Development Authority(d)
Refunding Revenue Bonds
Series 2016-1 AMT
12/01/38	3.500%	2,175,000	2,281,336
Total Municipal Bonds (Cost $1,270,089,208)			1,269,065,545

Municipal Short Term 13.8%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.3%
California Pollution Control Financing Authority(a)
Refunding Revenue Bonds
Republic Services, Inc. Series 2010A AMT
08/01/23	1.250%	4,000,000	4,000,000
Connecticut 0.7%
City of Hartford
Unlimited General Obligation Notes
TAN Series 2017
10/31/17	1.430%	5,165,000	5,192,684
City of New Haven
Unlimited General Obligation Notes
TAN Series 2016
05/18/17	1.180%	6,000,000	6,004,348
Total			11,197,032
Illinois 0.0%
Illinois Finance Authority
Refunding Revenue Bonds
Swedish Covenant Hospital Series 2016
08/15/17	1.450%	500,000	505,230

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 1.0%
Indiana Finance Authority(b),(d)
Revenue Bonds
Republic Services, Inc. Project Series 2010A AMT
05/01/34	1.200%	8,100,000	8,100,000
Republic Services, Inc. Project Series 2012 AMT
12/01/37	1.200%	6,900,000	6,900,000
Total			15,000,000
Kentucky 0.4%
Kentucky Public Transportation Infrastructure Authority
Revenue Bonds
Downtown Crossing Project BAN Subordinated Series 2013
07/01/17	1.680%	5,550,000	5,581,913
New Jersey 1.5%
City of Wildwood
Unlimited General Obligation Notes
Series 2016
10/20/17	1.070%	15,561,000	15,628,690
Mount Holly Township School District
Unlimited General Obligation Notes
Series 2016
07/25/17	1.280%	7,000,000	7,007,630
Total			22,636,320
New York 8.3%
Amherst Central School District
Unlimited General Obligation Notes
BAN Series 2016
09/14/17	1.230%	4,350,000	4,362,267
Center Moriches Union Free School District
Limited General Obligation Notes
TAN Series 2016
06/23/17	1.280%	7,500,000	7,502,341
Cincinnatus Central School District
Unlimited General Obligation Notes
BAN Series 2016
07/13/17	1.440%	8,630,732	8,631,509
City of Lockport
Limited General Obligation Notes
BAN Series 2016
05/25/17	1.750%	7,198,171	7,199,318
City of Long Beach
Limited General Obligation Notes
BAN Series 2016C
09/15/17	1.490%	8,124,370	8,132,007
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of New York(b)
Unlimited General Obligation Bonds
Fiscal 1995 Subordinated Series 2015F
02/15/19	1.550%	6,250,000	6,246,000
Gouverneur Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/28/17	1.170%	3,500,000	3,501,890
Greater Southern Tier Board of Cooperative Educational Services District
Revenue Notes
RAN Series 2017
06/30/17	1.330%	10,000,000	10,011,400
Margaretville Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/30/17	1.440%	2,039,806	2,039,969
Northport-East Northport Union Free School District
Unlimited General Obligation Notes
TAN Series 2016
06/27/17	1.030%	10,000,000	10,007,475
Seaford Union Free School District
Limited General Obligation Notes
TAN Series 2016
06/22/17	1.330%	4,000,000	4,003,895
Shoreham-Wading River Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/29/17	1.300%	10,000,000	10,011,600
Sidney Central School District
Unlimited General Obligation Notes
BAN Series 2016
07/28/17	1.390%	5,000,000	5,001,200
Solvay Union Free School District
Unlimited General Obligation Notes
BAN Series 2016
07/20/17	0.880%	3,400,000	3,408,602
South Kortright Central School District
Unlimited General Obligation Notes
BAN Series 2017
07/28/17	1.300%	3,500,000	3,501,750
Thousand Islands Central School District
Unlimited General Obligation Notes
BAN Series 2016
06/30/17	1.300%	4,150,000	4,154,856
Tompkins-Seneca-Tioga Board of Cooperative Educational Services
Revenue Notes
RAN Series 2016
06/23/17	1.290%	5,440,000	5,445,743

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
April 30, 2017
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Town of Eden
Limited General Obligation Notes
BAN Series 2017
03/08/18	1.430%	8,440,180	8,480,609
Utica School District
Unlimited General Obligation Notes
BAN Series 2016
07/21/17	1.680%	13,757,000	13,766,217
Total			125,408,648
Ohio 0.2%
Deer Park Community City School District
Unlimited General Obligation Notes
BAN Series 2017
07/13/17	1.000%	3,750,000	3,757,763
Oklahoma 0.1%
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/17	1.220%	1,000,000	1,006,030
Pennsylvania 0.6%
Pennsylvania Economic Development Financing Authority(d)
Refunding Revenue Bonds
VRDN Series 2017A AMT
04/01/19	1.350%	2,000,000	2,000,000
Pennsylvania Economic Development Financing Authority(b),(d),(e)
Revenue Bonds
Waste Management, Inc. Project VRDN Series 2013 AMT
08/01/45	1.200%	6,000,000	6,000,000
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District Series 2016
06/01/17	1.310%	1,000,000	1,003,355
Total			9,003,355
Wisconsin 0.7%
Waupun School District
Revenue Notes
BAN Series 2017
08/15/17	1.350%	10,000,000	10,011,800
Total Municipal Short Term (Cost $208,288,416)			208,108,091

Money Market Funds 0.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.660%(h)	6,306,266	6,306,266
Total Money Market Funds (Cost $6,306,266)		6,306,266
Total Investments (Cost $1,535,563,890)		1,534,359,902
Other Assets & Liabilities, Net		(30,680,641)
Net Assets		$1,503,679,261

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $27,009,466 which represents 1.80% of net assets.
(b)	Variable rate security.
(c)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents a security purchased on a when-issued basis.
(f)	Zero coupon bond.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $3,097,269 which represents 0.21% of net assets.
(h)	The rate shown is the seven-day current annualized yield at April 30, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Abbreviation Legend  (continued)
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
TAN	Tax Anticipation Note
TCRS	Transferable Custody Receipts
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	50,880,000	—	50,880,000
Municipal Bonds	—	1,269,065,545	—	1,269,065,545
Municipal Short Term	—	208,108,091	—	208,108,091
Money Market Funds	6,306,266	—	—	6,306,266
Total Investments	6,306,266	1,528,053,636	—	1,534,359,902
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,535,563,890
Total investments, at cost	1,535,563,890
Investments, at value
Unaffiliated issuers, at value	1,534,359,902
Total investments, at value	1,534,359,902
Receivable for:
Investments sold	666,610
Capital shares sold	1,979,635
Interest	17,727,234
Expense reimbursement due from Investment Manager	5,102
Prepaid expenses	1,869
Other assets	13,573
Total assets	1,554,753,925
Liabilities
Due to custodian	260,543
Payable for:
Investments purchased	12,110,696
Investments purchased on a delayed delivery basis	34,794,400
Capital shares purchased	1,974,780
Distributions to shareholders	1,554,424
Management services fees	17,439
Distribution and/or service fees	1,135
Transfer agent fees	159,811
Compensation of board members	156,249
Other expenses	45,187
Total liabilities	51,074,664
Net assets applicable to outstanding capital stock	$1,503,679,261
Represented by
Paid in capital	1,505,383,371
Undistributed net investment income	1,157,394
Accumulated net realized loss	(1,657,516)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,203,988)
Total - representing net assets applicable to outstanding capital stock	$1,503,679,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	27

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$106,750,638
Shares outstanding	10,306,948
Net asset value per share	$10.36
Maximum offering price per share(a)	$10.46
Class B
Net assets	$16,455
Shares outstanding	1,591
Net asset value per share	$10.34
Class C
Net assets	$14,630,058
Shares outstanding	1,413,717
Net asset value per share	$10.35
Class R4
Net assets	$1,041,101
Shares outstanding	100,510
Net asset value per share	$10.36
Class R5
Net assets	$14,451,649
Shares outstanding	1,396,110
Net asset value per share	$10.35
Class Y
Net assets	$10,008
Shares outstanding	966
Net asset value per share	$10.36
Class Z
Net assets	$1,366,779,352
Shares outstanding	131,939,692
Net asset value per share	$10.36

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$25,475
Interest	26,014,740
Total income	26,040,215
Expenses:
Management services fees	7,003,233
Distribution and/or service fees
Class A	294,110
Class B	828
Class C	169,256
Transfer agent fees
Class A	204,476
Class B	149
Class C	29,522
Class R4	844
Class R5	9,158
Class Z	2,618,701
Compensation of board members	53,884
Custodian fees	13,048
Printing and postage fees	32,915
Registration fees	160,774
Audit fees	29,915
Legal fees	21,246
Compensation of chief compliance officer	378
Other	13,051
Total expenses	10,655,488
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,644,451)
Expense reduction	(40)
Total net expenses	8,010,997
Net investment income	18,029,218
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(633,900)
Futures contracts	(78,783)
Net realized loss	(712,683)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,950,490)
Net change in unrealized appreciation (depreciation)	(9,950,490)
Net realized and unrealized loss	(10,663,173)
Net increase in net assets resulting from operations	$7,366,045
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	29

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$18,029,218	$15,913,802
Net realized gain (loss)	(712,683)	192,325
Net change in unrealized appreciation (depreciation)	(9,950,490)	1,836,081
Net increase in net assets resulting from operations	7,366,045	17,942,208
Distributions to shareholders
Net investment income
Class A	(1,090,308)	(834,469)
Class B	(98)	(2)
Class C	(30,979)	(304)
Class R4	(6,089)	(6,078)
Class R5	(210,368)	(207,972)
Class Y	(23)	—
Class Z	(17,749,792)	(14,875,169)
Total distributions to shareholders	(19,087,657)	(15,923,994)
Decrease in net assets from capital stock activity	(278,087,530)	(75,957,436)
Total decrease in net assets	(289,809,142)	(73,939,222)
Net assets at beginning of year	1,793,488,403	1,867,427,625
Net assets at end of year	$1,503,679,261	$1,793,488,403
Undistributed net investment income	$1,157,394	$2,215,833

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	6,366,818	65,879,168	4,413,168	45,946,467
Distributions reinvested	88,329	915,766	65,818	685,179
Redemptions	(8,402,406)	(87,086,042)	(4,790,599)	(49,870,873)
Net decrease	(1,947,259)	(20,291,108)	(311,613)	(3,239,227)
Class B
Subscriptions	2	18	961	10,002
Distributions reinvested	1	15	—	—
Redemptions (b)	(11,432)	(117,674)	(10)	(106)
Net increase (decrease)	(11,429)	(117,641)	951	9,896
Class C
Subscriptions	229,616	2,375,122	550,460	5,723,086
Distributions reinvested	1,582	16,334	15	158
Redemptions	(648,322)	(6,709,101)	(752,943)	(7,836,025)
Net decrease	(417,124)	(4,317,645)	(202,468)	(2,112,781)
Class R4
Subscriptions	113,247	1,169,951	58,008	603,072
Distributions reinvested	577	5,975	575	5,989
Redemptions	(65,491)	(679,453)	(60,923)	(634,700)
Net increase (decrease)	48,333	496,473	(2,340)	(25,639)
Class R5
Subscriptions	1,199,074	12,434,908	1,975,369	20,533,646
Distributions reinvested	20,280	210,211	19,968	207,868
Redemptions	(1,949,281)	(20,258,463)	(1,311,922)	(13,660,915)
Net increase (decrease)	(729,927)	(7,613,344)	683,415	7,080,599
Class Y
Subscriptions	966	10,000	—	—
Net increase	966	10,000	—	—
Class Z
Subscriptions	50,085,852	519,195,345	64,437,575	670,727,341
Distributions reinvested	114,029	1,182,672	84,231	877,035
Redemptions	(73,973,871)	(766,632,282)	(71,971,692)	(749,274,660)
Net decrease	(23,773,990)	(246,254,265)	(7,449,886)	(77,670,284)
Total net decrease	(26,830,430)	(278,087,530)	(7,281,941)	(75,957,436)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
4/30/2017	$10.43	0.09	(0.06)	0.03	(0.10)
4/30/2016	$10.42	0.07	0.01	0.08	(0.07)
4/30/2015	$10.48	0.08	(0.06)	0.02	(0.08)
4/30/2014	$10.54	0.10	(0.06)	0.04	(0.10)
4/30/2013	$10.55	0.11	(0.01)	0.10	(0.11)
Class B
4/30/2017	$10.42	0.01	(0.07)	(0.06)	(0.02)
4/30/2016	$10.42	(0.01)	0.01	0.00 (d)	(0.00) (d)
4/30/2015	$10.47	0.00 (d)	(0.05)	(0.05)	(0.00) (d)
4/30/2014	$10.54	0.02	(0.07)	(0.05)	(0.02)
4/30/2013	$10.55	0.03	(0.01)	0.02	(0.03)
Class C
4/30/2017	$10.42	0.01	(0.06)	(0.05)	(0.02)
4/30/2016	$10.42	(0.01)	0.01	0.00 (d)	(0.00) (d)
4/30/2015	$10.48	0.00 (d)	(0.06)	(0.06)	(0.00) (d)
4/30/2014	$10.54	0.02	(0.06)	(0.04)	(0.02)
4/30/2013	$10.55	0.03	(0.01)	0.02	(0.03)
Class R4
4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)
4/30/2016	$10.41	0.09	0.02	0.11	(0.09)
4/30/2015	$10.47	0.11	(0.06)	0.05	(0.11)
4/30/2014	$10.54	0.13	(0.08)	0.05	(0.12)
4/30/2013 (e)	$10.54	0.02	(0.01)	0.01	(0.01)
Class R5
4/30/2017	$10.42	0.13	(0.07)	0.06	(0.13)
4/30/2016	$10.41	0.10	0.01	0.11	(0.10)
4/30/2015	$10.47	0.12	(0.06)	0.06	(0.12)
4/30/2014	$10.54	0.14	(0.07)	0.07	(0.14)
4/30/2013 (g)	$10.55	0.07	(0.01)	0.06	(0.07)
Class Y
4/30/2017 (h)	$10.35	0.02	0.01 (i)	0.03	(0.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.10)	$10.36	0.26%	0.86%	0.71% (c)	0.86%	46%	$106,751
(0.07)	$10.43	0.74%	0.89%	0.72% (c)	0.64%	37%	$127,769
(0.08)	$10.42	0.22%	0.89%	0.73% (c)	0.79%	28%	$130,876
(0.10)	$10.48	0.37%	0.89%	0.73% (c)	0.94%	31%	$165,777
(0.11)	$10.54	0.96%	0.89%	0.73% (c)	1.05%	37%	$185,205

(0.02)	$10.34	(0.58%)	1.61%	1.46% (c)	0.06%	46%	$16
(0.00) (d)	$10.42	0.00% (d)	1.65%	1.47% (c)	(0.11%)	37%	$136
(0.00) (d)	$10.42	(0.43%)	1.64%	1.48% (c)	0.04%	28%	$126
(0.02)	$10.47	(0.47%)	1.64%	1.48% (c)	0.19%	31%	$128
(0.03)	$10.54	0.20%	1.64%	1.48%	0.30%	37%	$169

(0.02)	$10.35	(0.48%)	1.61%	1.46% (c)	0.11%	46%	$14,630
(0.00) (d)	$10.42	0.00% (d)	1.64%	1.47% (c)	(0.10%)	37%	$19,074
(0.00) (d)	$10.42	(0.53%)	1.64%	1.48% (c)	0.04%	28%	$21,184
(0.02)	$10.48	(0.38%)	1.64%	1.48% (c)	0.19%	31%	$24,424
(0.03)	$10.54	0.20%	1.64%	1.48% (c)	0.30%	37%	$27,730

(0.12)	$10.36	0.51%	0.62%	0.45% (c)	1.15%	46%	$1,041
(0.09)	$10.43	1.09%	0.64%	0.47% (c)	0.89%	37%	$544
(0.11)	$10.41	0.47%	0.65%	0.48% (c)	1.04%	28%	$568
(0.12)	$10.47	0.53%	0.64%	0.48% (c)	1.19%	31%	$85
(0.01)	$10.54	0.14%	0.66% (f)	0.48% (f)	1.32% (f)	37%	$2,044

(0.13)	$10.35	0.61%	0.50%	0.36%	1.21%	46%	$14,452
(0.10)	$10.42	1.10%	0.49%	0.37%	1.00%	37%	$22,159
(0.12)	$10.41	0.57%	0.49%	0.38%	1.14%	28%	$15,024
(0.14)	$10.47	0.67%	0.48%	0.37%	1.31%	31%	$23,173
(0.07)	$10.54	0.54%	0.48% (f)	0.39% (f)	1.40% (f)	37%	$522

(0.02)	$10.36	0.33%	0.50% (f)	0.31% (f)	1.42% (f)	46%	$10
Columbia Short Term Municipal Bond Fund | Annual Report 2017	33

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)
4/30/2016	$10.42	0.09	0.01	0.10	(0.09)
4/30/2015	$10.48	0.11	(0.06)	0.05	(0.11)
4/30/2014	$10.54	0.13	(0.06)	0.07	(0.13)
4/30/2013	$10.55	0.14	(0.01)	0.13	(0.14)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.12)	$10.36	0.51%	0.61%	0.46% (c)	1.11%	46%	$1,366,779
(0.09)	$10.43	0.99%	0.64%	0.47% (c)	0.89%	37%	$1,623,807
(0.11)	$10.42	0.47%	0.64%	0.48% (c)	1.04%	28%	$1,699,650
(0.13)	$10.48	0.62%	0.64%	0.48% (c)	1.19%	31%	$1,822,976
(0.14)	$10.54	1.21%	0.64%	0.48% (c)	1.30%	37%	$1,829,096
Columbia Short Term Municipal Bond Fund | Annual Report 2017	35

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares are not subject to sales charges. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
36	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund
Columbia Short Term Municipal Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
April 30, 2017
and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
38	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(78,783)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	0

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017. While there was no notional amount of futures contracts outstanding at any quarter end, the Fund did enter into futures contracts during the year ended; the gain (loss) associated with this activity is presented in the Statement of Operations.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
April 30, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.42% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
40	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.18
Class C	0.17
Class R4	0.17
Class R5	0.056
Class Y	0.025 (a)
Class Z	0.17

(a)	Annualized.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
April 30, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	24,865
Class B	55
Class C	1,524
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	0.700	0.72%
Class B	1.450	1.47
Class C	1.450	1.47
Class R4	0.450	0.47
Class R5	0.360	0.36
Class Y	0.310*	-
Class Z	0.450	0.47
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse
42	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2017				Year Ended April 30, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	19,087,657	—	19,087,657	—	15,923,994	—	15,923,994
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	2,866,212	—	(1,623,482)	(1,203,988)
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,535,563,890	3,348,069	(4,552,057)	(1,203,988)
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
602,849	—	645,924	374,709	1,623,482	—	—	—
Columbia Short Term Municipal Bond Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
April 30, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $653,525,899 and $668,164,341, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
New York geographic concentration risk
To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
44	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 84.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	45

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Municipal Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
46	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
| Annual Report 2017	47

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
48	Columbia Short Term Municipal Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Short Term Municipal Bond Fund | Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
50	Columbia Short Term Municipal Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested Trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Short Term Municipal Bond Fund | Annual Report 2017	51

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
52	Columbia Short Term Municipal Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Short Term Municipal Bond Fund | Annual Report 2017	53

Columbia Short Term Municipal Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN223_04_G01_(06/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$188,400	$154,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$25,800	$28,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$225,000	$335,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$253,600	$365,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2017